UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                  SCHEDULE 14A

                                 PROXY STATEMENT

         (PURSUANT TO SECTION 14(A) OF SECURITIES EXCHANGE ACT OF 1934)
                                (AMENDMENT NO.5)

FILED BY REGISTRANT _XX_
FILED BY A PARTY OTHER THEN REGISTRANT

CHECK THE APPROPRIATE BOX:

___ PRELIMINARY PROXY STATEMENT (PRER14A)

___ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
      (AS PERMITTED BY RULE 14A-6(E)(2)

_X_ DEFINITIVE PROXY STATEMENT

___ DEFINITIVE ADDITIONAL MATERIALS

___ SOLICITING MATERIAL PURSUANT TO SECTION 240.14A-11(C) OR SECTION 240.14A-12

             -----------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                        BIOSEARCH MEDICAL PRODUCTS, INC.
      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other then Registrant)

                                ----------------

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

_X_ NO FEE REQUIRED

___ FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

1)  TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES: COMMON STOCK

------------------------------------------------------------------------------
2)  AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES: 2,202,878

------------------------------------------------------------------------------
3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

------------------------------------------------------------------------------
4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION: $440,576

------------------------------------------------------------------------------
5)  TOTAL PAID:

-------------------------------------------------------------------------------
___ FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIAL:

___ CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY THE EXCHANGE ACT
    RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR FORM OR SCHEDULE AND THE DATE OF ITS FILING.

    1) AMOUNT PREVIOUSLY PAID:

------------------------------------------------------------------------------
    2) FORM, SCHEDULE OR REGISTRATION NO.:

-------------------------------------------------------------------------------
     3)  FILING PARTY:

-------------------------------------------------------------------------------
     4) DATE FILED:

-------------------------------------------------------------------------------

                        BIOSEARCH MEDICAL PRODUCTS, INC.

                         -------------------------------
                    Notice of Annual Meeting of Stockholders
                           to be held January 26, 2000
                         -------------------------------

                                                          Somerville, New Jersey

                                                               November 29, 1999


TO THE HOLDERS OF COMMON STOCK OF

BIOSEARCH MEDICAL PRODUCTS, INC.:

The Annual Meeting of the Stockholders of BIOSEARCH MEDICAL PRODUCTS, INC. will be held at the RYLAND INN, U.S.ROUTE 22 WEST, WHITEHOUSE, NJ 08876, Wednesday, January 26, 2000, at 10:00 AM, for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. TO VOTE ON EXCHANGING (A FORM OF SALE) ALL THE COMMON SHARES OF THE COMPANY WITH HYDROMER, INC. AN AFFILIATED ENTITY, FOR $0.20 PER SHARE. UPON THE AFFIRMATION VOTE OF A MAJORITY OF VOTES CAST AT THE MEETING, ALL ISSUED AND OUTSTANDING SHARES OF THE COMPANY WILL BE EXCHANGED FOR $0.20 PER SHARE.

          THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     2. To elect directors of the Company for the ensuing year. (In case Proposal I is not approved by a majority vote of the stockholders.)

     3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The close of business on November 22, 1999 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.


                                        By Order of the Board of Directors,

                                        Robert J.  Moravsik, Secretary


You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign, and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                   [ROUTE MAP]


                                   RYLAND INN
                             BOX 284 * ROUTE 22 WEST

                              WHITEHOUSE, NJ 08888

                                 (908) 534-4011

                                TABLE OF CONTENTS

PROXY STATEMENT.............................................................  1

IMPORTANT NOTES:............................................................  1
     VOTING   ..............................................................  1
     FORWARD-LOOKING STATEMENTS.............................................  1

SUMMARY OF PROPOSALS TO BE VOTED ON.........................................  2

IDENTITY AND BACKGROUND OF PARTIES..........................................  2

I. SHARE EXCHANGE for $0.20 ................................................  3
     Information about transaction..........................................  3
     Right of dissent/appraisal.............................................  3
     Shareholders Protection Act............................................  4
     Special Factors........................................................  4
              I. Background of this Transaction.............................  4
              II. Fairness of this Transaction..............................  9
              III. The following reports have been received................. 21
     Business of Hydromer, Inc.............................................. 27
     Directors and Officers of Hydromer, Inc................................ 27
     Executive Officers of Hydromer......................................... 28
     Summary of material features of this Exchange.......................... 28
     Accounting Treatment................................................... 29
     Federal Income Tax Consequences........................................ 29
     Dividends.............................................................. 29
     Book Value of Company.................................................. 29
     Price of Securities before and after public announcement on
       May 13, 1999......................................................... 30
     Share Price of Company................................................. 30
     Regulatory requirements................................................ 30
     BIOSEARCH, Inc. WILL "GO PRIVATE"...................................... 30
     SOURCE OF FUNDS/FEES................................................... 31
     Fairness Opinion....................................................... 31
     Material Contracts with Hydromer....................................... 31
     Further information about the Company.................................. 31
              Description of Business....................................... 31
              Principal Products/Services................................... 32
                      Anorectal Biofeedback Systems for fecal incontinence
                        and constipation.................................... 32
                      Bipolar Electro Coagulation Probes.................... 33
                      Indwelling Biliary Stents............................. 33
                      Jujunostomy catheters................................. 34
                      Enteral Accessory Devices............................. 35
                      Hydrophilic Coatings/Services......................... 35
              Total Number of employees and full time employees............. 36
              Description of Property....................................... 36
              LEGAL PROCEEDING.............................................. 36
              MARKET PRICE OF AND DIVIDENDS................................. 36
              INDEPENDENT AUDITORS' REPORT.................................. 38
              FINANCIAL STATEMENTS.......................................... 39
                      BALANCE SHEETS........................................ 39
                      STATEMENTS OF OPERATIONS.............................. 41
                      STATEMENTS OF SHAREHOLDERS' EQUITY.................... 42
                      STATEMENTS OF CASH FLOWS.............................. 43
                      NOTES TO FINANCIAL STATEMENTS......................... 44

                      CONDENSED BALANCE SHEETS.............................. 54
                      CONDENSED STATEMENTS OF OPERATIONS.................... 56
                      CONDENSED STATEMENTS OF CASH FLOWS.................... 57
                      NOTES TO CONDENSED FINANCIAL STATEMENTS............... 57
                      SELECTED FINANCIAL DATA............................... 59
              MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
                AND RESULTS OF OPERATIONS................................... 60
     EXHIBIT A (PLAN OF EXCHANGE)........................................... 62
     EXHIBIT B (FAIRNESS OPINION)........................................... 65

II.  ELECTION OF DIRECTORS.................................................. 66
     NOMINEES FOR ELECTION.................................................. 66
     BOARD MEETINGS......................................................... 67
     COMMITTEES IN GENERAL.................................................. 68
     EXECUTIVE OFFICERS..................................................... 68
     SECTION 16 FILING OBLIGATIONS.......................................... 68
     SUMMARY COMPENSATION TABLE............................................. 69
     OPTION GRANTED......................................................... 69
     OPTION GRANTS IN LAST FISCAL YEAR...................................... 70
     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR........................ 70
     LONG-TERM STOCK INCENTIVE PLAN AWARDS.................................. 70
     PROFIT SHARING RETIREMENT PLAN......................................... 70
     CERTAIN AGREEMENTS/TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS.. 70
     INFORMATION CONCERNING CERTAIN STOCKHOLDERS............................ 71
     OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS...... 72

III. RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS.............................. 76

IV.  OTHER MATTERS.......................................................... 76

V.   MISCELLANEOUS.......................................................... 76

PROXY STATEMENT

This Proxy Statement, which will be mailed commencing on or about November 29, 1999 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Biosearch Medical Products, Inc. ("Biosearch" or the "Company"), for use at the Annual Meeting of Stockholders to be held on January 26, 2000, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 35A Industrial Parkway, Somerville, New Jersey 08876.

At the close of business on November 22, 1999, the record date stated in the accompanying Notice, the Company had outstanding 2,202,878 shares of common stock (a quorum will be 1,101,440 shares), without par value (the "Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than the Common Stock.

ON NOVEMBER 22, 1999, MANFRED F. DYCK, C.E.O. AND A DIRECTOR OF THE COMPANY, BENEFICIALLY OWNED APPROXIMATELY 21.8% OF THE OUTSTANDING COMMON STOCK OF THE COMPANY AND HIS SON, MARTIN C. DYCK, PRESIDENT OF THE COMPANY, BENEFICIALLY OWNED AN ADDITIONAL 1.8% OF THE COMMON STOCK. SUCH OWNERSHIP MAY ENABLE SUCH STOCKHOLDERS TO EXERCISE A CONTROLLING INFLUENCE OVER THE COMPANY'S AFFAIRS.

ALSO ON NOVEMBER 22, 1999 MANFRED F. DYCK OWNED APPROXIMATELY 47% OF THE OUTSTANDING STOCK OF HYDROMER, INC. MR. DYCK IS C.E.O., PRESIDENT AND A DIRECTOR OF HYDROMER. THIS COMMON OWNERSHIP CAUSES HYDROMER, INC. TO BE AN AFFILIATED ENTITY PURSUANT TO THE RULES PROMULGATED BY THE UNITED STATES SECURITY AND EXCHANGE COMMISSION.

IMPORTANT NOTES:

VOTING:

THE VOTE REQUIRED TO ELECT DIRECTORS OR ACT ON OTHER PROPOSALS ARE A MAJORITY OF THE VOTES CASE, FOR/AGAINST, AT A MEETING CONTAINING A QUORUM. A QUORUM IS ATTAINED IF 50% PLUS ONE SHARES (1,101,440) OF THE TOTAL OUTSTANDING SHARES ARE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. CHECKING AN EXCEPTION BOX (AN ABSTENTION) COUNTS TOWARDS THE QUORUM REQUIREMENT BUT NOT TOWARDS THE VOTE TO PASS ANY PROPOSALS OR VOTE FOR ANY DIRECTOR(S). IT AMOUNTS TO A NO VOTE. NOT VOTING BY NOT CHECKING ANY BOX GIVES THE PROXY HOLDERS THE DISCRETION TO VOTE YOUR SHARES FOR ALL DIRECTORS AND FOR THE PROPOSALS. PLEASE BE SURE YOU VOTE AND DON'T JUST SIGN THE PROXY CARD AND LEAVE IT BLANK. IN THE EVENT A STOCKHOLDER, HOLDS THEIR SHARES IN STREET NAME THEN BROKER IS REQUIRED TO OBTAIN INSTRUCTIONS FROM EACH STOCKHOLDER ON HOW TO VOTE THESE SHARES. THE COMPANY AND/OR ITS CONTRACTOR SOLICITS INFORMATION FROM ALL KNOWN BROKERS HOLDING STOCK FOR THE BENEFIT OF OTHERS. ["STREET NAME" STOCK]. IF THE BROKER DOES NOT VOTE THE SHARES HELD IN STREET NAME THE EFFECT IS THAT THE SHARES ARE NOT COUNTED TOWARDS THE QUORUM OR THE VOTE TO PASS ANY PROPOSAL.

FORWARD-LOOKING STATEMENTS:

CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT AS TO FUTURE FINANCIAL OR OPERATING PERFORMANCE OF BIOSEARCH OR ANY OTHER ENTITY MAY CONSTITUTE A "FORWARD LOOKING STATEMENT". FORWARD LOOKING STATEMENTS INCLUDE STATEMENTS CONTAINING PLANS, OBJECTIVES, GOALS, STRATEGIES, FUTURE EVENTS OR PERFORMANCE, AND UNDERLYING ASSUMPTIONS AND OTHER STATEMENTS WHICH ARE OTHER THEN STATEMENTS OF HISTORICAL FACTS. FORWARD LOOKING STATEMENTS CAN BE IDENTIFIED BY, AMONG OTHER THINGS, THE USE OF FORWARD LOOKING TERMINOLOGY SUCH AS "BELIEVES", "EXPECTS", "MAY", "WILL", "SHOULD", "SEEKS", "PRO FORMA", "ANTICIPATES", "INTENDS", "THINKS" OR THE NEGATIVE OF ANY OF THESE TERMS OR SIMILAR TERMS HAVING THE SAME VARIATION OR ARE COMPARABLE TO THESE TERMS, OR BY DISCUSSION OF STRATEGY OR INTENTIONS. FORWARD LOOKING STATEMENTS INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. A NUMBER OF FACTORS COULD CAUSE ACTUAL RESULTS, PERFORMANCE, PREDICTIONS OR ACHIEVEMENTS OF BIOSEARCH, THE INDUSTRY OR ANY OTHER ENTITY TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS, EXPRESSED OR IMPLIED, BY SUCH FORWARD LOOKING STATEMENTS. THESE FACTORS INCLUDE BUT ARE NOT LIMITED TO, THE REGULATORY CLIMATE SUCH A REDUCTION IN MEDICARE AND MEDICAID, CHANGES IN THE LAWS AFFECTING THE INSURANCE INDUSTRY, HMO'S, PPO'S AND HEALTH CARE GROUPS, CHANGES IN THE MEDICAL DEVICE AND INDUSTRIAL PRODUCTS FOR WHICH BIOSEARCH MANUFACTURES PRODUCTS OR PERFORMS SERVICES, CHANGES IN THE EUROPEAN MARKET PLACE OR REGULATIONS AFFECTING BIOSEARCH'S ISO 9001 REGISTRATION AND THE CE MARKS ON CERTAIN OF ITS PRODUCTS AND NATIONAL ECONOMIC CONDITIONS, DEMOGRAPHIC TRENDS, EMPLOYEE AVAILABILITY AND COST INCREASES.

SUMMARY OF PROPOSALS TO BE VOTED ON:

The Board of Directors of Biosearch has asked and recommends that the stockholders vote yes on both proposals. The first proposal (See PROPOSAL I) seeks approval of the shareholders to exchange their stock for $0.20 per share. Hydromer, Inc. ("the Purchaser") an affiliated company has offered the $0.20 exchange for the purpose of taking Biosearch private. The reasons, the analysis and the opinions of the various parties are included in this proxy statement under Proposal I. The second proposal is for the stockholders to approve 5 directors. Their backgrounds, holdings and affiliation are discussed under PROPOSAL II. The Company has also filed a Form 13E3 with the Securities and Exchange Commission containing the full text of the reports of experts on the fairness of the transaction or evaluation of the Company. They will be provided to any stockholder upon request. In addition all reports and other filings of Biosearch can be viewed at the Edgar Web Site of the SEC at http://www.sec.gov. Additional information of Biosearch can be viewed at http://www.biosearch.com. Hydromer, Inc.'s web site is http://www.hydromer.com.

IDENTITY AND BACKGROUND OF PARTIES:

This proxy statement has been jointly prepared by and filed by:

The Issuer:         Biosearch Medical Products, Inc. ("Biosearch" or "Company")
                    A New Jersey corporation
                    Manufacturer of medical devices
                    and custom applicator of lubricous
                    coatings for medical devices
                    35A Industrial Parkway
                    Somerville, NJ 08876

The Purchaser:      Hydromer, Inc.("Hydromer")
                    A New Jersey Corporation
                    Polymer technology company
                    35 Industrial Parkway
                    Somerville, NJ 08876

Affiliates:         Manfred F. Dyck

                    35 Industrial Parkway
                    Somerville, NJ 08876

                    Chairman and CEO of Biosearch Medical Products, Inc., the Issuer, and President of Hydromer, Inc., the Purchaser.

                    Ursula M. Dyck

                    35 Industrial Parkway
                    Somerville, NJ 08876

                    Director of Hydromer and Wife of Manfred F. Dyck

                    Martin C. Dyck

                    35A Industrial Parkway
                    Somerville, NJ 08876

                    President of Biosearch Medical Products, Inc., the Issuer, and, upon completion of the subject transaction, Vice President of Hydromer, Inc., the Purchaser.

                    Robert J. Moravsik

                    35A Industrial Parkway

                    Somerville, NJ 08876

                    Vice President, General Counsel and Secretary of Biosearch Medical Products, Inc., the Issuer, and, Vice President, General Counsel of Hydromer, Inc., the Purchaser. (Mr. Moravsik did not represent Hydromer in this transaction or participate in the deliberations of the Hydromer acquisition committee. Hydromer, Inc. was represented by the firm of Robert D. Frawley.)

     For information as to the officers and directors of Hydromer, Proposal I, Subsection entitled "Directors of Hydromer" and "Officers of Hydromer""; for officers and directors of Biosearch, see Proposal II.

                           I. SHARE EXCHANGE FOR $0.20

                                  (PROPOSAL I)

     SHOULD THE SHAREHOLDERS OF THE COMPANY EXCHANGE (A FORM OF SALE) THEIR SHARES FOR A PAYMENT OF $0.20 PER SHARE. UPON THE AFFIRMATION VOTE OF A MAJORITY OF VOTES CAST AT THE MEETING, ALL ISSUED AND OUTSTANDING SHARES OF THE COMPANY WILL BE EXCHANGED FOR $0.20 PER SHARE.

     [THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YES TO THIS PROPOSAL I.]

INFORMATION ABOUT TRANSACTION:

If approved by a majority of the votes cast at a quorum representing 50% plus 1 of the outstanding shares and pursuant to New Jersey Law N.J.S.A. 14A:10-13 (Share Exchange) all the issued and outstanding shares of Common Stock of the Company will be acquired by Hydromer, Inc. a New Jersey Corporation as a wholly owned, non-public subsidiary by exchanging each share of the Company for the right to receive a payment of $0.20 ("Share Consideration"). Hydromer's principal place of business is 35 Industrial Parkway, Branchburg, NJ 08876, (908- 526-2828). HYDROMER IS AN AFFILIATE OF THE COMPANY BECAUSE MANFRED F. DYCK, CEO OF BOTH COMPANY'S OWNS A SUBSTANTIAL AMOUNT OF STOCK IN BOTH COMPANIES TO EXERCISE A CONTROLLING INFLUENCE OVER THE AFFAIRS OF BOTH COMPANIES.

If a majority of the votes cast by holders of shares which are entitled to vote on the plan of exchange approve this plan then on the effective date of exchange the share certificates shall only evidence the right to receive the Share Consideration times the amount of the shares on the certificate (orange certificate). In the event a share certificate is blue in color the Share Consideration shall be divided by 5 (in 1996 there was a 1 for 5 reverse split), as the blue certificates represents pre-split shares. The plan of exchange is included in this proxy statement as Exhibit A.

RIGHT OF DISSENT/APPRAISAL:

Under the New Jersey Business Corporation Act, because the consideration is cash, shareholders have no statutory right of dissent or appraisal [N.J.S.A. 14A:11-1(a)(i)(B)]

The New Jersey Business Corporation Act (the "Act") sets forth the procedure for and authorizes the share exchange proposed herein. However, even full compliance with the provisions of the Act does relieve the directors of a corporation from their fiduciary obligations to all shareholders, and New Jersey case law permits a shareholder to bring an action to enjoin a transaction such as the one proposed herein if the transaction does not conform to accepted concepts of fairness and equity. The Boards of Directors of Biosearch and Hydromer, for the reasons set forth in this Proxy Statement, believe that this transaction conforms to such concepts.

SHAREHOLDERS PROTECTION ACT:

In New Jersey there is a law known as the "New Jersey Shareholders Protection Act" [N.J.S.A. 14A:10A-1 et seq. the "Protection Act"]. One of its purposes as stated is to discourage takeovers of public corporations financed largely through debt to be repaid in short-term by the sale of substantial assets of the target corporation. These takeovers prevent shareholders from realizing the full value of their holdings through forced mergers and coercive devices.

The Protection Act prevents any business combinations between an "interested shareholder" as defined in the law, and the Company for a period of five years unless the business combination is approved by the Board of Directors prior to the interested stockholder's stock acquisition date or unless the transaction is otherwise exempt from the law. There are two "interested shareholders" in this transaction. Hydromer, Inc. which will acquire the shares of the Company and Mr. Manfred F. Dyck who holds more then 10% of the voting shares of both Hydromer and the Company. The business combination in this case occurs when the Company becomes a wholly owned subsidiary of Hydromer, Inc. Prior to the shareholders vote on this matter, the Board of Directors has investigated the fairness of the share exchange, hired and independent evaluation expert. This expert was of the opinion that the exchange rate of $0.20 per share is fair. (See Fairness Opinion, Exhibit B). The Board has approved the transaction and has submitted the final approval to the shareholders.

Hydromer's acquisition of the Company's shares is permitted by the Protection Act because the Company's Board of Directors has approved the transaction before Hydromer has acquired any shares of the Company. [N.J.S.A. 14A:10A-4 and 5a.]

Although Manfred F. Dyck is an "interested shareholder" by virtue of his share ownership of Hydromer, Inc. [N.J.S.A. 14A:10A-3j(2)], this transaction is specifically exempt from the Protection Act because Manfred F. Dyck owns a smaller proportion of the voting power of the Company on the Effective Date of this transaction (21.8%) then he owned on the effective date (August 5, 1986) of the Protection Act (41.2%) [N.J.S.A. 14A:10A-6b]

SPECIAL FACTORS:

I. BACKGROUND OF THIS TRANSACTION

A. PURPOSE OF THIS TRANSACTION

1. Hydromer Needs Certain Facilities to Remain Competitive

In January of 1998, Hydromer first looked into the possibility of acquiring or merging with Biosearch. Hydromer is an innovative, technology-focused company in the business of inventing, developing, patenting, licensing, manufacturing and selling hydrophilic, polymer-based products for commercial markets. Hydromer developed one of the first permanent, lubricous coatings for medical devices, and currently licenses its products for use on enteral feeding products, catheter guidewires, urological devices, infusion microcatheters, guiding and umbilical catheters, angioplasty balloon catheters, embolization delivery devices, and pancreatic stents. Medical product coatings represent 80% percent of Hydromer's royalty income. The market for medical coatings has grown, and Hydromer no longer enjoys unique status as a medical coating supplier. Significant competition has developed in the medical coating business with 9 to 12 competing companies in the U.S. and several in Europe.

Hydromer anticipated a need for additional manufacturing lab and office space in future years, and faced a decision as to whether to improve its existing leased space or seek to acquire a building. Further, in order for Hydromer to protect its medical coating business, it had to consider ways to move beyond the simple development, licensing and sale of medical coatings, by expanding its customer services to include such items as prototype medical product development and pilot production of coated medical products in a qualified manufacturing environment. Such capabilities would enable Hydromer to become a partner with its customers and licensees and not merely a vendor of coatings.

In order to expand its business in this manner, Hydromer needed to expand its applied engineering and coating technology base. It needed also to add seasoned manufacturing executives with relevant experience and quality assurance personnel, and it needed additional laboratory space and a manufacturing facility that was registered with the US Food and Drug Administration and met ISO standards. For sale of certain products to Europe, the qualification to apply CE marking was essential.

It was natural that Hydromer would look to Biosearch as a potential acquisition target. Biosearch has used Hydromer's chemicals on most of Biosearch's medical devices and has developed expertise in the use of Hydromer's coatings in medical and commercial applications. Biosearch is a medical device manufacturer and has the engineering and production facilities to develop prototype uses for Hydromer's coatings and other chemicals, and an FDA registered, ISO-qualified (and CE-qualified) manufacturing facility. In short, Biosearch possesses all the assets needed by Hydromer, and an acquisition could enable Hydromer to obtain all of these assets together with a company that is familiar with Hydromer's products, services, markets and personnel.

2. BIOSEARCH IS UNLIKELY TO REMAIN IN BUSINESS AS AN INDEPENDENT COMPANY.

Biosearch in early 1998 was a struggling company with a history of losses, declining sales, and no immediate prospects for turning its business around. Biosearch has reported for some time that its ability to continue as a going concern was dependent upon its success in generating sufficient cash flow or obtaining additional financing as required to meet its long term obligations, support its working capital needs, and curtailing ongoing losses by generating profitable revenue levels.

B. Alternatives Considered to Accomplish the Same Purpose.

Biosearch had been struggling to increase sales by using direct mailings, Internet solicitations, phone solicitations and attending trade shows. In mid 1996 it purchased physician mailing lists and initiated mailings with reply cards to generate interest in its products. The results failed to materially increase sales. In the 4th quarter of 1998 Biosearch modified its web site (www.biosearch.com) and expanded on the description of its product lines. Electronic mail was used to contact over 200 persons. The results were more promising then direct mailing. In addition in mid 1998 a person was dedicated to call on major hospitals throughout the country to promote and offer Biosearch products. Results were poor. Starting in July of 1998 the Company attended 3 major urological trade shows. No additional business was obtained.

In August of 1996 Biosearch began contacting investment bankers and other investment groups using various means of reaching these entities. Over 35 replies were received but none resulted in anything meaningful. Most of the responses quoted non-refundable fees in excess of $35,000 plus expenses. Other attempts by Biosearch to finance its business included internet solicitations for debt financing (no response); private offerings through investment bankers and financial intermediaries (fees too high and results too speculative); direct private placements (price was far less the $0.20).

Although Biosearch, in 1999, entered into OEM agreements with Wilson-Cook and Applied Medical Resources, the continuing lack of any capital for marketing programs has impeded the Company's ability to exist as a going concern.

In short, Biosearch has been unable to obtain financing due to its financial history and to maintain its existing operations Biosearch had to sell some of its assets.

Biosearch, by March of 1998, had defaulted on its building mortgage and faced a possible bankruptcy if it could not raise cash. Biosearch considered and rejected filing under the Bankruptcy statutes as it was of the opinion that one asset which would be lost was its "Net Operating Losses". The NOL can be used to lower taxes under certain conditions.

The board of directors of Hydromer briefly and preliminarily considered a merger with Biosearch at that time, and engaged the firm of Howard Lawson to develop some preliminary information for the consideration of the Hydromer board. See the discussion of Lawson I, in Reports, Appraisals and Certain Negotiations, below. However, during the course of this early review, Biosearch lost a major customer, and in light of that situation, the Hydromer board was concerned that Biosearch revenues might fall significantly below its operating expenses and that any merger or combination might have too great an adverse effect on the earnings of Hydromer. The Hydromer board in March of 1998 elected to put off consideration of a merger until the situation at Biosearch stabilized.

Subsequent to this decision, Hydromer engaged in negotiations with Biosearch to acquire the land and building which was owned and occupied by Biosearch. The building was acquired for a cash price of $850,000 and a three-year prepaid leaseback to Biosearch of approximately 2/3 of the building (the parties valued the lease at $7.00 per year per square foot or $346,000). See Other information Concerning Officers, Directors and Stockholders, below. Acquisition of the building resolved certain of Hydromer's anticipated space concerns, providing it with additional space for its laboratories and executive offices, but did not give Hydromer access to the engineering know how, the FDA registration or ISO or CE certifications, which could only come through ownership of the stock of Biosearch.

Once Biosearch was relieved of the obligation to pay a building mortgage and a sheriff's sale of its building, the financial situation recovered slightly, and in August of 1998, the two companies again considered some type of combination. Hydromer appointed an Acquisition Committee of its Board of Directors, consisting of its three outside directors, to negotiate and recommend a course of action to the Hydromer board.

Hydromer required that any acquisition result in Biosearch remaining a wholly-owned subsidiary of Hydromer. This status was required to maintain existing FDA registrations and ISO and CE qualifications, and, to a lesser extent, to possibly take advantage of existing Biosearch tax loss carry-forwards. Hydromer's Acquisition Committee considered an asset acquisition of Biosearch on a liquidation basis, and net book value basis, but considered also that an acquisition of assets on those bases would not bring to Hydromer:
1. the Food and Drug Administration registration for a manufacturing facilities,
2. the ISO 9000 approval or 3. the tax loss carry forwards, which would remain with the corporate shell. Acquisition without these benefits was determined not to be in the interest of Hydromer.

Hydromer initially proposed for the consideration of Biosearch, a share exchange under New Jersey law which would have the effect of exchanging one share of Hydromer for six shares of Biosearch. The Board of Directors of Biosearch did not accept this proposal as a basis for negotiation because of the inherent difficulty in constructing an accurate value for each company using thinly traded shares as the currency of the transaction. Negotiations came to a standstill. (See Other Information Concerning Officers, Directors and Stockholders, below)

In the fall of 1998 and winter of 1999, both Hydromer and Biosearch negotiated transactions with C.R. Bard, Inc. ("Bard"). Negotiations between Hydromer and Biosearch concerning this transaction were not actively pursued while each company separately negotiated its transaction with Bard. Biosearch executed a stand still agreement in 1998 with Bard for $200,000, and agreed to sell its urinary catheter coating business for $450,000. After these transactions Biosearch retained its OEM business in coagulation probes, J-tubes, biliary stents and catheters. It retained its proprietary product line in anorectal feedback devices, stents and catheters. It also retained its coating services on all medical devices except intermittent urinary catheters. Biosearch's transaction with Bard enabled Biosearch to strengthen its cash position and pay down certain liabilities. (See Other Information Concerning Officers, Directors and Stockholders, below).

Hydromer's transaction with Bard involved license and supply agreements for certain medical coatings, for intermittent and indwelling urinary catheters and a stock purchase agreement whereby Hydromer sold to Bard Two Hundred Twenty Thousand (220,000) newly issued common shares of the Company for Four ($4.00) Dollars per share, and put Hydromer in a very strong cash position.

The Bard transactions closed in February, 1999.

C. REASONS FOR STRUCTURE OF THE TRANSACTION AND FOR UNDERTAKING THE TRANSACTION AT THIS TIME.

Hydromer's original reasons for considering an acquisition of Biosearch had not changed, and the Hydromer Acquisition Committee considered that Hydromer's marketing staff, combined with Biosearch's manufacturing expertise, could generate new sales for existing products of both companies. The two companies revisited the proposed transaction beginning in March of 1999.

The Hydromer Acquisition Committee considered that an exchange of Hydromer shares for Biosearch shares, as originally proposed would require registration of the Hydromer shares, which would result in higher transaction fees, and a longer time to close the transaction than a cash transaction. In view of the fact that Hydromer's cash position was strong, following the Bard transaction, the Hydromer board elected to structure the share exchange as a cash transaction, converting Biosearch shares to cash instead of Hydromer shares.

Biosearch is of the opinion that the structure of this transaction as proposed by Hydromer would be easy for the stockholders to comprehend and would maintain the corporate existence of Biosearch to take advantage of the FDA and ISO 9000 registrations as well as the Net Operating Losses in the future. The structure was independently proposed by Hydromer during the negotiation between the outside Board members of both Companies. (Mr. Manfred F. Dyck did not take part in the discussions). The Biosearch Board exercising it business judgement originally felt the cash only transaction could be consummated in a shorter time frame then a share exchange. If the transaction required the exchange of Biosearch stock for Hydromer stock, the time and expense of complying with the registration procedures for Hydromer stock would have resulted in undesirable delay and expense. In light of Biosearch's ongoing cash problems, the quicker transaction was more desirable, to preserve value for all stockholders.

In March of 1999, the Hydromer Acquisition Committee considered the following to be the major issues in a transaction with Biosearch:

o    price per share

o    Biosearch sales and net profits/losses

o Change of control liabilities to employees (incentive payments promised to certain key employees to keep them at Biosearch through any acquisition, estimated to aggregate $136,000); and

o Accrued liabilities to employees and directors for deferred salary and other payments (estimated to aggregate $170,000)

The Hydromer Acquisition Committee considered a number of factors in proposing an offer to Biosearch, including:

1. historic and likely continued revenue and earnings growth for Hydromer.

2. on a worse case basis, Biosearch revenues were not likely to be less then $950,000 for fiscal 1999 and the expected net loss was not likely to be greater then $437,000.

3. incremental revenues were likely to be generated by the combined companies and incremental savings were likely to be gained by elimination of duplicate positions.

The Acquisition Committee concluded that if revenues and earnings were at worst case, an exchange price of $0.15 would be justified and proposed a transaction comprising the following:

o Exchange price of $0.15 per share (Biosearch was trading at approximately $0.12 at the time)

o Change of control and other liabilities to be paid on an "earn out basis" to be negotiated. Biosearch rejected this offer, (See Other Information Concerning Officers, Directors and Stockholders, below) and proposed a counter-offer comprising the following:

o    Exchange price of $0.25 per share,

o All liabilities including change of control liabilities paid as shown on the books

The Hydromer Acquisition Committee met again on April 26 and May 7, 1999, including its financial advisor in the final meeting, to prepare a final response to Biosearch. The Acquisition Committee considered management's projections for Biosearch and their assurance that new business could be developed for the combined companies. Relying on its management and the advice of its financial advisor, and considering (1) Hydromer's need for acquiring the ability to manufacture in an FDA-registered, ISO 9000 qualified facility and being qualified to apply CE marks, (2) the efficiencies of combining the medical coating operations of the two companies, which would enable Hydromer's marketing and sales organization to increase the sales volume of products and services within Biosearch's area of expertise: the manufacture and coating of medical devices, (3) an anticipated strengthening of the financial picture for Biosearch, arising from the OEM agreements entered into by Biosearch with Wilson-Cook and Applied Medical Resources, which Hydromer could capitalize upon, the Acquisition Committee, agreed to go forward and made a proposal comprising the following:

o Exchange price of $0.20 per share (Biosearch was trading at approximately $0.12 at the time)

o Change of control liabilities paid for employees other than Martin C. Dyck, who was offered employment and certain stock options (See Summary of Material Features of this Exchange)

o Any accrued and unpaid liabilities for employee salaries, existing on April 30, 1999 will be paid by Hydromer, provided however, that this obligation shall not apply to salary increases, raises or bonuses authorized or taking effect after January 1, 1999.

o Liabilities for Biosearch unpaid director fees would not be paid by Hydromer.

o Net liabilities (liabilities less cash and receivables) to parties other than Hydromer, and employees and directors of BMP, cannot exceed $100,000 on the date of closing.

In addition to the business reasons set forth the Acquisition Committee considered that Hydromer would be able to make use of the tax credits that Biosearch has built up due to its losses (Net Operating Losses or NOL's). Hydromer values these NOL's at a maximum of $12,000 if Hydromer continues to be profitable. There is, of course, no assurance that the Net Operating Losses will be useful unless they can be offset against income tax owed. The change of control limits the use of NOL's to approximately $12,000. If the transaction was not done and Biosearch would be profitable the value of the NOL's could be as high as $250,000. Use of NOL's is highly speculative and there is no assurance that Biosearch could ever use them. It is likely that these NOL will be used to some extent by Hydromer.

That proposal was accepted by the Board of Biosearch, and is being submitted for approval by the shareholders of Biosearch by this Proxy Statement.

D. EFFECTS OF THIS TRANSACTION

1. Effect on Hydromer and affiliates:

Hydromer will have a 100% interest in the net book value and net earnings of Biosearch. Hydromer anticipates that the transaction will have an immediate positive effect on its revenue growth, and net worth, and that and future growth will be facilitated as Hydromer will have immediate access to the facilities and people it needs to remain competitive in its core business.

In addition, the President of Biosearch, Martin C. Dyck has been offered employment with Hydromer, Inc. as the Vice President of Operations at a salary of $110,000 per year. He will also be given options to purchase 10,000 shares of Hydromer, Inc. at the 5 day rolling average market price prior to the Effective Date. Mr. Martin C. Dyck will remain as President of Biosearch Medical Products, Inc. at a salary of $1.00/year. In consideration, Mr. Martin C. Dyck agreed to waive a "change of control" payment of $72,000 which was awarded in June of 1998. Four other key employees were also awarded a "change of control payment", which Hydromer, Inc. has agreed to allow to be paid ($64,000)

From time to time the Company has issued options (there are no warrants outstanding) to its key employees. Hydromer will pay these employees the difference between $0.20 and the option price if under $0.20 time the shares represented by the option certificate. Mr. Manfred F. Dyck holds the greatest amount of option for which he will receive $776. To the extent the option price is higher then $.20 they will be allowed to expire.

Manfred F. Dyck owns 344,720 shares of the Common Stock of Biosearch (options, shares held in trust or beneficially owned by others are excluded) and will be paid a total of $68,944 in exchange for his shares. Martin C Dyck owns an aggregate of 4,654 (excluding options) shares of Common Stock of Biosearch and will be paid an aggregate of $931 in exchange for his shares. Ursula M. Dyck owns 33,516 shares of Common Stock of Biosearch either in her name or as custodian for her daughters; she will be paid $6713.20 for these shares.

Manfred F. Dyck and his wife Ursula M. Dyck, holds approximately 47% of the outstanding shares of Hydromer, and Martin C. Dyck holds less than one percent of the outstanding shares of Hydromer. Their holdings in Hydromer will not be effected by this transaction. As Biosearch will be a wholly-owned subsidiary of Hydromer, Hydromer will have a 100% interest in the net book value and net earnings of Biosearch.

2. Effect on Biosearch

If this transaction is approved, Biosearch shareholders will no longer participate in the future of Biosearch whether it be growth or further reduction as has been seen in the past. Biosearch has never paid a dividend, so this transaction would not deprive unaffiliated shareholders of any current income. In the past filings with the S.E.C. the Company's management has consistently indicated that the future operations of the Company are uncertain. The Biosearch Board in its evaluation considered the past facts and the uncertain and speculative future in recommending this transaction for approval as a response to the May 10, 1999 offer from Hydromer. The timing of the transaction depends on the ability of the Company to present the transaction to its shareholders. Originally this was planned for July of 1999 but has been delayed until the proxy and other filings are complete.

3. Regulatory Compliance

Biosearch anticipates that a cost savings of approximately $50,000 per year could be achieved if Biosearch was no longer required to comply with reporting and other requirements associated with continued registration of the Common Stock under the Securities Exchange Act of 1934 (the "1934 Act"), and the regulations promulgated thereunder. Hydromer and its officers and directors will continue to be subject to the 1934 Act.

4. Tax effects/Federal Income Tax Consequences:

The exchange (form of sale) of Common Shares into the right to receive cash pursuant to the Plan of Exchange (See Exhibit A of this Proxy Statement) will be a taxable transaction for federal income tax purposes under the Internal Revenue Code as amended ("the CODE"), and may also be a taxable transaction under applicable state, local and other tax laws.

In general, a stockholder will recognize gain or loss equal to the difference between the tax basis of his shares and the amount of cash received under this exchange. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the hands of the stockholder.

The tax consequences described in the preceding paragraph may not apply to (i) shares acquired upon the exercise of incentive stock options or otherwise as compensation and (ii) certain non-resident aliens and foreign corporations and stockholders who are subject to special tax treatment under the Code.

Each stockholder is urged to consult his own tax advisor as to the particular state, local, foreign and other tax consequences, in light of a particular set of specific circumstances.

II. Fairness of this Transaction

     A. BIOSEARCH

          1. PROCEDURAL FAIRNESS

             Biosearch believes that this transaction is procedurally fair to unaffiliated security holders.

                    a. The transaction was negotiated by the directors of Biosearch without the participation of Manfred F. Dyck, who is a common director of both the Issuer, Biosearch, and the acquirer, Hydromer. Mr. Dyck (and his wife, Ursula M. Dyck) absented themselves from discussions of the transaction and abstained from participating in the negotiation of the transaction.

                    b. Biosearch commissioned Wharton Valuation Associates to render a fairness opinion as to the transaction (See section III below)

                    c. Absence of Certain Procedures: The transaction is not structured to require the approval of at least a majority of unaffiliated stock holders. No unaffiliated representative acting solely on behalf of the unaffiliated shareholders was retained to negotiate the terms of this transaction, or to prepare a report concerning the fairness of this transaction. However, the Biosearch Board of Directors believes that this transaction is fair to the unaffiliated shareholders of Biosearch notwithstanding the absence of such procedures, because all Biosearch shareholders are treated equally, and a fairness opinion was received by Biosearch which confirms that both the value of Biosearch shares and the fairness of the transaction to all Biosearch shareholders, including but not limited to unaffiliated shareholders. Further, the transaction was unanimously approved by the independent, non-employee directors of Biosearch.

              2. SUBSTANTIVE FAIRNESS

              Biosearch believes that this transaction is substantively fair to the unaffiliated shareholders of Biosearch, taking into consideration the following factors:

                    a. Current and Historical Market Prices: The exchange price of $0.20 per share represents a premium over the current market price ($0.12) of the Common Stock at the time of the approval of this transaction in May of 1999, and over historical market prices. Except for a one-time purchase at a price of $0.50 per share in the second quarter of 1999, which the Biosearch Board did not consider meaningful (see Share Price of Company), Biosearch shares had not traded at or above the exchange price for almost a year before this exchange transaction was agreed upon ($0.22 in the second quarter of 1998). In the last two years, Biosearch shares have hit quarterly highs of $0.22 to $0.28 (fourth quarter
                    1997), and have traded as low as $0.06 to $0.08 (third and fourth quarters of 1998 respectively). See Share Price of the Company. Biosearch shares are not traded on any exchange or quoted on the National Association of Securities Dealers Automated Quotation (NASDAQ) system. The shares are traded in the over-the-counter market and quoted in the "Pink Sheets." The shares are thinly traded, with only a few thousand shares being traded monthly in 1999 and virtually non liquid. Biosearch's weak financial status makes it highly unlikely that Biosearch will qualify for listing on any exchange or on the NASDAQ system at any time in the foreseeable future, and unlikely that the shares will be any more liquid than they are now.

                    b. Net Book Value: The net book value per share of Biosearch since December, 1998 was:

                    As of 12/31/98-$0.04;
                    as of 3/31/99-$0.22
                    as of 6/30/99-$0.26.
                    as of 9/30/99-$0.19

                    The increase since December of 1998 was primarily due to two extraordinary transactions, one with Bard, described above, and the second a License to Applied Medical Resources, which resulted in a payment of $ 125,000 to the Company. Although the exchange price of $0.20 is less then the net book value per share as of March or June 1999, but not September when it was $0.19, it is the opinion of the board of directors of Biosearch that net book value per share is not necessarily a measure of true value, but rather an accounting concept based upon the historic cost of certain assets. Furthermore, a main component of Biosearch's assets is "other current assets" which consists primarily of a prepaid lease in a building owned by Hydromer. This lease is not a freely marketable asset, and is not valuable to any party other than Biosearch, as Hydromer has the authority to prevent any assignment or sublease by simply repaying the unused portion of any pre-paid rent. In any case, the lease will come off the books upon completion of this transaction. If the value of the lease is deducted from the net book value, the net book value per share of Biosearch is closer to the market price of $0.12 per share. Except for the fourth quarter of 1998, when Biosearch's net book value per share was $0.04, Biosearch's stock has historically traded well below its book value per share.

                    c. Liquidation Value: Biosearch has no plans to liquidate. Further, if Biosearch did liquidate, the board of directors is of the opinion that Biosearch would not realize the full value of its assets, owing to the facts that winding up costs would be incurred, FDA registration, ISO and CE qualifications would not be transferable in liquidation, and inventory and equipment would have to be disposed of on a forced sale basis. Biosearch's valuation expert determined the liquidation value of Biosearch to be $0.15 per share. The exchange price represents a premium of one third over the liquidation value.

                    d. Going Concern Value: Biosearch has reported annual operating losses for the last seven years, and net losses for six of the last seven years. Biosearch has reported for some time that its ability to continue as a going concern was dependent upon its success in generating sufficient cash flow or obtaining additional financing as required to meet its long term obligations, support its working capital needs, and curtailing ongoing losses by generating profitable revenue levels. Biosearch's independent auditors in March of 1999 expressed the opinion that "There is no assurance that the Company's operations will generate sufficient cash flow to meet its obligations or that the Company has the ability to obtain additional financing as required, which raises substantial doubt about the Company's ability to continue as a going concern." It is the opinion of Biosearch and Hydromer that Biosearch has value as a going concern only if it is acquired in a transaction that enables the acquirer 1. to have access to Biosearch's FDA registrations, ISO and CE qualifications, and 2. to incorporate Biosearch's technology and existing products and services into a related and synergistic business.

                    e. Absence of Offers: There have been no previous purchases of shares of Biosearch stock in the past eighteen months either by Biosearch or by any affiliates of Biosearch. Biosearch has received no firm offers (and is not aware of any firm offers) from any person other than Hydromer to merge or consolidate, sell or transfer all or substantially all of its assets, or sell securities which would enable the holder to exercise control of Biosearch.

                    f. Opportunity to Liquidate Shares of Stock: In addition to the factors listed above, the board of directors of Biosearch considered that this transaction offered unaffiliated Biosearch shareholders the opportunity to liquidate their share holdings at a fixed price, with a premium to the market price, and without incurring brokerage costs or driving down the market price in a relatively non liquid market.

B. MANFRED F. DYCK

          1. PROCEDURAL FAIRNESS

          Manfred F. Dyck believes that this transaction is procedurally fair to unaffiliated security holders.

                    a. The transaction was negotiated by the directors of Biosearch without the participation of Manfred F. Dyck, who is a common director of both the Issuer, Biosearch, and the acquirer, Hydromer. Mr. Dyck (and his wife, Ursula M. Dyck) absented themselves from discussions of the transaction and abstained from participating in the negotiation of the transaction.

                    b. Biosearch commissioned Wharton Valuation Associates to render a fairness opinion as to the transaction (See section III below)

                    c. Absence of Certain Procedures: The transaction is not structured to require the approval of at least a majority of unaffiliated stock holders. No unaffiliated representative acting solely on behalf of the unaffiliated shareholders was retained to negotiate the terms of this transaction, or to prepare a report concerning the fairness of this transaction. However, Manfred F. Dyck believes that this transaction is fair to the unaffiliated shareholders of Biosearch notwithstanding the absence of such procedures, because all Biosearch shareholders are treated equally, and a fairness opinion was received by Biosearch which confirms that both the value of Biosearch shares and the fairness of the transaction to all Biosearch shareholders, including but not limited to unaffiliated shareholders. Further, the transaction was unanimously approved by the independent, non-employee directors of Biosearch.

          2. SUBSTANTIVE FAIRNESS

          Manfred F. Dyck believes that this transaction is substantively fair to the unaffiliated shareholders of Biosearch, taking into consideration the following factors:

               a. Current and Historical Market Prices: The exchange price of $0.20 per share represents a premium over the current market price ($0.12) of the Common Stock at the time of the approval of this transaction in May of 1999, and over historical market prices. Except for a one-time purchase at a price of $0.50 per share in the second quarter of 1999, which Mr. Dyck does not consider meaningful (see Share Price of Company), Biosearch shares had not traded at or above the exchange price for almost a year before this exchange transaction was agreed upon ($0.22 in the second quarter of 1998). In the last two years, Biosearch shares have hit quarterly highs of $0.22 to $0.28 (fourth quarter
               1997), and have traded as low as $0.06 to $0.08 (third and fourth quarters of 1998 respectively). See Share Price of the Company. Biosearch shares are not traded on any exchange or quoted on the National Association of Securities Dealers Automated Quotation (NASDAQ) system. The shares are traded in the over-the-counter market and quoted in the "Pink Sheets." The shares are thinly traded, with only a few thousand shares being traded monthly in 1999 and virtually non liquid. Biosearch's weak financial status makes it highly unlikely that Biosearch will qualify for listing on any exchange or on the NASDAQ system at any time in the foreseeable future, and unlikely that the shares will be any more liquid than they are now.

               b. Net Book Value: The net book value per share of Biosearch since December, 1998 was:

               As of 12/31/98-$0.04;
               as of 3/31/99-$0.22
               as of 6/30/99-$0.26.
               as of 9/30/99-$0.19

               The increase since December of 1998 was primarily due to two extraordinary transactions, one with Bard, described above, and the second a License to Applied Medical Resources, which resulted in a payment of $ 125,000 to the Company. Although the exchange price of $0.20 is less then the net book value per share as of March or June 1999, but not September when it was $0.19, it is the opinion of Mr. Dyck that net book value per share is not necessarily a measure of true value, but rather an accounting concept based upon the historic cost of certain assets. Furthermore, a main component of Biosearch's assets is "other current assets" which consists primarily of a prepaid lease in a building owned by Hydromer. This lease is not a freely marketable asset, and is not valuable to any party other than Biosearch, as Hydromer has the authority to prevent any assignment or sublease by simply repaying the unused portion of any pre-paid rent. In any case, the lease will come off the books upon completion of this transaction. If the value of the lease is deducted from the net book value, the net book value per share of Biosearch is closer to the market price of $0.12 per share. Except for the fourth quarter of 1998, when Biosearch's net book value per share was $0.04, Biosearch's stock has historically traded well below its book value per share.

               c. Liquidation Value: Biosearch has no plans to liquidate. Further, if Biosearch did liquidate, Mr. Dyck is of the opinion that Biosearch would not realize the full value of its assets, owing to the facts that winding up costs would be incurred, FDA registration, ISO and CE qualifications would not be transferable in liquidation, and inventory and equipment would have to be disposed of on a forced sale basis. Biosearch's valuation expert determined the liquidation value of Biosearch to be $0.15 per share. The exchange price represents a premium of one third over the liquidation value.

               d. Going Concern Value: Biosearch has reported annual operating losses for the last seven years, and net losses for six of the last seven years. Biosearch has reported for some time that its ability to continue as a going concern was dependent upon its success in generating sufficient cash flow or obtaining additional financing as required to meet its long term obligations, support its working capital needs, and curtailing ongoing losses by generating profitable revenue levels. Biosearch's independent auditors in March of 1999 expressed the opinion that "There is no assurance that the Company's operations will generate sufficient cash flow to meet its obligations or that the Company has the ability to obtain additional financing as required, which raises substantial doubt about the Company's ability to continue as a going concern." It is the opinion of Mr. Dyck that Biosearch has value as a going concern only if it is acquired in a transaction that enables the acquirer 1. to have access to Biosearch's FDA registrations, ISO and CE qualifications, and 2. to incorporate Biosearch's technology and existing products and services into a related and synergistic business.

               e. Absence of Offers: There have been no previous purchases of shares of Biosearch stock in the past eighteen months either by Biosearch or by any affiliates of Biosearch. Biosearch has received no firm offers (and is not aware of any firm offers) from any person other than Hydromer to merge or consolidate, sell or transfer all or substantially all of its assets, or sell securities which would enable the holder to exercise control of Biosearch.

               f. Opportunity to Liquidate Shares of Stock: In addition to the factors listed above, Mr. Dyck considered that this transaction offered unaffiliated Biosearch shareholders the opportunity to liquidate their share holdings at a fixed price, with a premium to the market price, and without incurring brokerage costs or driving down the market price in a relatively non liquid market.

               g. Other: Manfred F. Dyck, because of his security holdings in both Biosearch and Hydromer, he has reviewed both the fairness opinion of Wharton Valuation Associates provided to Biosearch and the reports of Howard Lawson & Co. provided to the Board of Hydromer, (see Item III below) and the deliberations of the Biosearch Board and the Hydromer Acquisition Committee and believes, based upon these reports, and deliberations, that this transaction is fair to unaffiliated security holders of Biosearch.

C. URSULA M. DYCK

          1. PROCEDURAL FAIRNESS

          Ursula M. Dyck believes that this transaction is procedurally fair to unaffiliated security holders.

               a. The transaction was negotiated by the directors of Biosearch without the participation of Manfred F. Dyck, who is a common director of both the Issuer, Biosearch, and the acquirer, Hydromer. Mrs. Dyck (and her husband, Manfred F. Dyck) absented themselves from discussions of the transaction and abstained from participating in the negotiation of the transaction.

               b. Biosearch commissioned Wharton Valuation Associates to render a fairness opinion as to the transaction (See section III below)

               c. Absence of Certain Procedures: The transaction is not structured to require the approval of at least a majority of unaffiliated stock holders. No unaffiliated representative acting solely on behalf of the unaffiliated shareholders was retained to negotiate the terms of this transaction, or to prepare a report concerning the fairness of this transaction. However, Ursula M. Dyck believes that this transaction is fair to the unaffiliated shareholders of Biosearch notwithstanding the absence of such procedures, because all Biosearch shareholders are treated equally, and a fairness opinion was received by Biosearch which confirms that both the value of Biosearch shares and the fairness of the transaction to all Biosearch shareholders, including but not limited to unaffiliated shareholders. Further, the transaction was unanimously approved by the independent, non-employee directors of Biosearch.

          2. SUBSTANTIVE FAIRNESS

          Ursula M. Dyck believes that this transaction is substantively fair to the unaffiliated shareholders of Biosearch, taking into consideration the following factors:

               a. Current and Historical Market Prices: The exchange price of $0.20 per share represents a premium over the current market price ($0.12) of the Common Stock at the time of the approval of this transaction in May of 1999, and over historical market prices. Except for a one-time purchase at a price of $0.50 per share in the second quarter of 1999, which Mrs. Dyck does not consider meaningful (see Share Price of Company), Biosearch shares had not traded at or above the exchange price for almost a year before this exchange transaction was agreed upon ($0.22 in the second quarter of 1998). In the last two years, Biosearch shares have hit quarterly highs of $0.22 to $0.28 (fourth quarter 1997), and have traded as low as $0.06 to $0.08 (third and fourth quarters of 1998 respectively). See Share Price of the Company. Biosearch shares are not traded on any exchange or quoted on the National Association of Securities Dealers Automated Quotation (NASDAQ) system. The shares are traded in the over-the-counter market and quoted in the "Pink Sheets." The shares are thinly traded, with only a few thousand shares being traded monthly in 1999 and virtually non liquid. Biosearch's weak financial status makes it highly unlikely that Biosearch will qualify for listing on any exchange or on the NASDAQ system at any time in the foreseeable future, and unlikely that the shares will be any more liquid than they are now.

               b. Net Book Value: The net book per share value of Biosearch since December, 1998 was:

               As of 12/31/98-$0.04;
               as of 3/31/99-$0.22
               as of 6/30/99-$0.26.
               as of 9/30/99-$0.19

               The increase since December of 1998 was primarily due to two extraordinary transactions, one with Bard, described above, and the second a License to Applied Medical Resources, which resulted in a payment of $ 125,000 to the Company. Although the exchange price of $0.20 is less then the net book value per share as of March or June 1999, but not September when it was $0.19, it is the opinion of Mrs. Dyck that net book value per share is not necessarily a measure of true value, but rather an accounting concept based upon the historic cost of certain assets. Furthermore, a main component of Biosearch's assets is "other current assets" which consists primarily of a prepaid lease in a building owned by Hydromer. This lease is not a freely marketable asset, and is not valuable to any party other than Biosearch, as Hydromer has the authority to prevent any assignment or sublease by simply repaying the unused portion of any pre-paid rent. In any case, the lease will come off the books upon completion of this transaction. If the value of the lease is deducted from the net book value, the net book value per share of Biosearch is closer to the market price of $0.12 per share. Except for the fourth quarter of 1998, when Biosearch's net book value per share was $0.04, Biosearch's stock has historically traded well below its book value per share.


               c. Liquidation Value: Biosearch has no plans to liquidate. Further, if Biosearch did liquidate, Mrs. Dyck is of the opinion that Biosearch would not realize the full value of its assets, owing to the facts that winding up costs would be incurred, FDA registration, ISO and CE qualifications would not be transferable in liquidation, and inventory and equipment would have to be disposed of on a forced sale basis. Biosearch's valuation expert determined the liquidation value of Biosearch to be $0.15 per share. The exchange price represents a premium of one third over the liquidation value.

               d. Going Concern Value: Biosearch has reported annual operating losses for the last seven years, and net losses for six of the last seven years. Biosearch has reported for some time that its ability to continue as a going concern was dependent upon its success in generating sufficient cash flow or obtaining additional financing as required to meet its long term obligations, support its working capital needs, and curtailing ongoing losses by generating profitable revenue levels. Biosearch's independent auditors in March of 1999 expressed the opinion that "There is no assurance that the Company's operations will generate sufficient cash flow to meet its obligations or that the Company has the ability to obtain additional financing as required, which raises substantial doubt about the Company's ability to continue as a going concern." It is the opinion of Mrs. Dyck that Biosearch has value as a going concern only if it is acquired in a transaction that enables the acquirer 1. to have access to Biosearch's FDA registrations, ISO and CE qualifications, and 2. to incorporate Biosearch's technology and existing products and services into a related and synergistic business.

               e. Absence of Offers: There have been no previous purchases of shares of Biosearch stock in the past eighteen months either by Biosearch or by any affiliates of Biosearch. Biosearch has received no firm offers (and is not aware of any firm offers) from any person other than Hydromer to merge or consolidate, sell or transfer all or substantially all of its assets, or sell securities which would enable the holder to exercise control of Biosearch.

               f. Opportunity to Liquidate Shares of Stock: In addition to the factors listed above, Mrs. Dyck considered that this transaction offered unaffiliated Biosearch shareholders the opportunity to liquidate their share holdings at a fixed price, with a premium to the market price, and without incurring brokerage costs or driving down the market price in a relatively non liquid market.

               g. Other: Ursula M. Dyck, Director of Hydromer, has reviewed both the fairness opinion of Wharton Valuation Associates provided to Biosearch and the reports of Howard Lawson & Co. provided to the Board of Hydromer, (see Item III below) and the deliberations of the Biosearch Board and the Hydromer Acquisition Committee and believes, based upon these reports, and deliberations, that this transaction is fair to unaffiliated security holders of Biosearch.

D. MARTIN C. DYCK

          1. PROCEDURAL FAIRNESS

          Martin C. Dyck believes that this transaction is procedurally fair to unaffiliated security holders.

               a. The transaction was negotiated by the directors of Biosearch without the participation of Manfred F. Dyck, who is a common director of both the Issuer, Biosearch, and the acquirer, Hydromer. Manfred F. Dyck (and his wife, Ursula M. Dyck) absented themselves from discussions of the transaction and abstained from participating in the negotiation of the transaction.

               b. Biosearch commissioned Wharton Valuation Associates to render a fairness opinion as to the transaction (See section III below)

               c. Absence of Certain Procedures: The transaction is not structured to require the approval of at least a majority of unaffiliated stock holders. No unaffiliated representative acting solely on behalf of the unaffiliated shareholders was retained to negotiate the terms of this transaction, or to prepare a report concerning the fairness of this transaction. However, Martin C. Dyck believes that this transaction is fair to the unaffiliated shareholders of Biosearch notwithstanding the absence of such procedures, because all Biosearch shareholders are treated equally, and a fairness opinion was received by Biosearch which confirms that both the value of Biosearch shares and the fairness of the transaction to all Biosearch shareholders, including but not limited to unaffiliated shareholders. Further, the transaction was unanimously approved by the independent, non-employee directors of Biosearch.

          2. SUBSTANTIVE FAIRNESS

          Martin C. Dyck believes that this transaction is substantively fair to the unaffiliated shareholders of Biosearch, taking into consideration the following factors:

               a. Current and Historical Market Prices: The exchange price of $0.20 per share represents a premium over the current market price ($0.12) of the Common Stock at the time of the approval of this transaction in May of 1999, and over historical market prices. Except for a one-time purchase at a price of $0.50 per share in the second quarter of 1999, which Mr. Dyck does not consider meaningful (see Share Price of Company), Biosearch shares had not traded at or above the exchange price for almost a year before this exchange transaction was agreed upon ($0.22 in the second quarter of 1998). In the last two years, Biosearch shares have hit quarterly highs of $0.22 to $0.28 (fourth quarter
               1997), and have traded as low as $0.06 to $0.08 (third and fourth quarters of 1998 respectively). See Share Price of the Company. Biosearch shares are not traded on any exchange or quoted on the National Association of Securities Dealers Automated Quotation (NASDAQ) system. The shares are traded in the over-the-counter market and quoted in the "Pink Sheets." The shares are thinly traded, with only a few thousand shares being traded monthly in 1999 and virtually non liquid. Biosearch's weak financial status makes it highly unlikely that Biosearch will qualify for listing on any exchange or on the NASDAQ system at any time in the foreseeable future, and unlikely that the shares will be any more liquid than they are now.

               b. Net Book Value: The net book value per share of Biosearch since December, 1998 was:

               As of 12/31/98-$0.04;
               as of 3/31/99-$0.22
               as of 6/30/99-$0.26.
               as of 9/30/99-$0.19

               The increase since December of 1998 was primarily due to two extraordinary transactions, one with Bard, described above, and the second a License to Applied Medical Resources, which resulted in a payment of $ 125,000 to the Company. Although the exchange price of $0.20 is less then the net book value per share as of March or June 1999, but not September when it was $0.19, it is the opinion of Mr. Dyck that net book value per share is not necessarily a measure of true value, but rather an accounting concept based upon the historic cost of certain assets. Furthermore, a main component of Biosearch's assets is "other current assets" which consists primarily of a prepaid lease in a building owned by Hydromer. This lease is not a freely marketable asset, and is not valuable to any party other than Biosearch, as Hydromer has the authority to prevent any assignment or sublease by simply repaying the unused portion of any pre-paid rent. In any case, the lease will come off the books upon completion of this transaction. If the value of the lease is deducted from the net book value, the net book value per share of Biosearch is closer to the market price of $0.12 per share. Except for the fourth quarter of 1998, when Biosearch's net book value per share was $0.04, Biosearch's stock has historically traded well below its book value per share.



               c. Liquidation Value: Biosearch has no plans to liquidate. Further, if Biosearch did liquidate, Mr. Dyck is of the opinion that Biosearch would not realize the full value of its assets, owing to the facts that winding up costs would be incurred, FDA registration, ISO and CE qualifications would not be transferable in liquidation, and inventory and equipment would have to be disposed of on a forced sale basis. Biosearch's valuation expert determined the liquidation value of Biosearch to be $0.15 per share. The exchange price represents a premium of one third over the liquidation value.

               d. Going Concern Value: Biosearch has reported annual operating losses for the last seven years, and net losses for six of the last seven years. Biosearch has reported for some time that its ability to continue as a going concern was dependent upon its success in generating sufficient cash flow or obtaining additional financing as required to meet its long term obligations, support its working capital needs, and curtailing ongoing losses by generating profitable revenue levels. Biosearch's independent auditors in March of 1999 expressed the opinion that "There is no assurance that the Company's operations will generate sufficient cash flow to meet its obligations or that the Company has the ability to obtain additional financing as required, which raises substantial doubt about the Company's ability to continue as a going concern." It is the opinion of Mr. Dyck that Biosearch has value as a going concern only if it is acquired in a transaction that enables the acquirer 1. to have access to Biosearch's FDA registrations, ISO and CE qualifications, and 2. to incorporate Biosearch's technology and existing products and services into a related and synergistic business.

               e. Absence of Offers: There have been no previous purchases of shares of Biosearch stock in the past eighteen months either by Biosearch or by any affiliates of Biosearch. Biosearch has received no firm offers (and is not aware of any firm offers) from any person other than Hydromer to merge or consolidate, sell or transfer all or substantially all of its assets, or sell securities which would enable the holder to exercise control of Biosearch.

               f. Opportunity to Liquidate Shares of Stock: In addition to the factors listed above, Mr. Dyck considered that this transaction offered unaffiliated Biosearch shareholders the opportunity to liquidate their share holdings at a fixed price, with a premium to the market price, and without incurring brokerage costs or driving down the market price in a relatively non liquid market.

               g. Other: Martin C. Dyck, President and Director of the Issuer has reviewed both the fairness opinion of Wharton Valuation Associates provided to Biosearch and the reports of Howard Lawson & Co. provided to the Board of Hydromer, (see Item III below) and the deliberations of the Biosearch Board and the Hydromer Acquisition Committee and believes, based upon these reports, and deliberations, that this transaction is fair to unaffiliated security holders of Biosearch.

E. HYDROMER

          1. PROCEDURAL FAIRNESS

          Hydromer believes that this transaction is procedurally fair to unaffiliated security holders of Biosearch.

               a. The transaction was negotiated by the directors of Biosearch and the Acquisition Committee of Hydromer without the participation of Manfred F. Dyck, who is a common director of both the Issuer, Biosearch, and the acquirer, Hydromer. Mr. Dyck (and his wife, Ursula M. Dyck, a director of Hydromer) absented themselves from discussions of the transaction and abstained from participating in the negotiation of the transaction.

               b. Biosearch commissioned Wharton Valuation Associates to render a fairness opinion as to the transaction, and Hydromer commissioned a valuation of the shares of Biosearch by Howard Lawson and Company (See section III below).

               c. Absence of Certain Procedures: The transaction is not structured to require the approval of at least a majority of unaffiliated stock holders. No unaffiliated representative acting solely on behalf of the unaffiliated shareholders was retained to negotiate the terms of this transaction, or to prepare a report concerning the fairness of this transaction. However, Hydromer believes that this transaction is fair to the unaffiliated shareholders of Biosearch notwithstanding the absence of such procedures, because all Biosearch shareholders are treated equally, and a fairness opinion was received by Biosearch which confirms that both the value of Biosearch shares and the fairness of the transaction to all Biosearch shareholders, including but not limited to unaffiliated shareholders. Further, the transaction was unanimously approved by the independent, non-employee directors of Biosearch and Hydromer.

          2. SUBSTANTIVE FAIRNESS

          Hydromer believes that this transaction is substantively fair to the unaffiliated shareholders of Biosearch, taking into consideration the following factors:

               a. Current and Historical Market Prices: The exchange price of $0.20 per share represents a premium over the current market price ($0.12) of the Common Stock at the time of the approval of this transaction in May of 1999, and over historical market prices. Except for a one-time purchase at a price of $0.50 per share in the second quarter of 1999, which the Hydromer Acquisition Committee did not consider meaningful (see Share Price of Company) Biosearch shares had not traded at or above the exchange price for almost a year before this exchange transaction was agreed upon ($0.22 in the second quarter of 1998). In the last two years, Biosearch shares have hit quarterly highs of $0.22 to $0.28 (fourth quarter 1997), and have traded as low as $0.06 to $0.08 (third and fourth quarters of 1998 respectively). See Share Price of the Company. Biosearch shares are not traded on any exchange or quoted on the National Association of Securities Dealers Automated Quotation (NASDAQ) system. The shares are traded in the over-the-counter market and quoted in the "Pink Sheets." The shares are thinly traded, with only a few thousand shares being traded monthly in 1999 and virtually non liquid. Biosearch's weak financial status makes it highly unlikely that Biosearch will qualify for listing on any exchange or on the NASDAQ system at any time in the foreseeable future, and unlikely that the shares will be any more liquid than they are now.

               b. Net Book Value: The net book value per share of Biosearch since December, 1998 was:

               As of 12/31/98-$0.04;
               as of 3/31/99-$0.22
               as of 6/30/99-$0.26.
               as of 9/30/99-$0.19

               The increase since December of 1998 was primarily due to two extraordinary transactions, one with Bard, described above, and the second a License to Applied Medical Resources, which resulted in a payment of $ 125,000 to the Company. Although the exchange price of $0.20 is less then the net book value per share as of March or June 1999, but not September when it was $0.19, it is the opinion of Hydromer that net book value per share is not necessarily a measure of true value, but rather an accounting concept based upon the historic cost of certain assets. Furthermore, a main component of Biosearch's assets is "other current assets" which consists primarily of a prepaid lease in a building owned by Hydromer. This lease is not a freely marketable asset, and is not valuable to any party other than Biosearch, as Hydromer has the authority to prevent any assignment or sublease by simply repaying the unused portion of any pre-paid rent. In any case, the lease will come off the books upon completion of this transaction. If the value of the lease is deducted from the net book value, the net book value per share of Biosearch is closer to the market price of $0.12 per share. Except for the fourth quarter of 1998, when Biosearch's net book value per share was $0.04, Biosearch's stock has historically traded well below its book value per share.

               c. Liquidation Value: Hydromer understands that Biosearch has no plans to liquidate. Further, if Biosearch did liquidate, Hydromer is of the opinion that Biosearch would not realize the full value of its assets, owing to the facts that winding up costs would be incurred, FDA registration, ISO and CE qualifications would not be transferable in liquidation, and inventory and equipment would have to be disposed of on a forced sale basis. Biosearch's valuation expert determined the liquidation value of Biosearch to be $0.15 per share. The exchange price represents a premium of one third over the liquidation value.

               d. Going Concern Value: Biosearch has reported annual operating losses for the last seven years, and net losses for six of the last seven years. Biosearch has reported for some time that its ability to continue as a going concern was dependent upon its success in generating sufficient cash flow or obtaining additional financing as required to meet its long term obligations, support its working capital needs, and curtailing ongoing losses by generating profitable revenue levels. Biosearch's independent auditors in March of 1999 expressed the opinion that "There is no assurance that the Company's operations will generate sufficient cash flow to meet its obligations or that the Company has the ability to obtain additional financing as required, which raises substantial doubt about the Company's ability to continue as a going concern." It is the opinion of Hydromer that Biosearch has value as a going concern only if it is acquired in a transaction that enables the acquirer 1. to have access to Biosearch's FDA registrations, ISO and CE qualifications, and 2. to incorporate Biosearch's technology and existing products and services into a related and synergistic business.

               e. Absence of Offers: There have been no previous purchases of shares of Biosearch stock in the past eighteen months either by Biosearch or by any affiliates of Biosearch. Biosearch has received no firm offers (and is not aware of any firm offers) from any person other than Hydromer to merge or consolidate, sell or transfer all or substantially all of its assets, or sell securities which would enable the holder to exercise control of Biosearch.

               f. Opportunity to Liquidate Shares of Stock: In addition to the factors listed above, the board of directors of Biosearch considered that this transaction offered unaffiliated Biosearch shareholders the opportunity to liquidate their share holdings at a fixed price, with a premium to the market price, and without incurring brokerage costs or driving down the market price in a relatively non liquid market.

               g. Other: The Board of Directors of Hydromer has reviewed both the fairness opinion of Wharton Valuation Associates provided to Biosearch and the reports of Howard Lawson & Co. provided to the Board of Hydromer, (see Item III below) and the deliberations of the Biosearch Board and the Hydromer Acquisition Committee and believes, based upon these reports that this transaction is fair to unaffiliated security holders of Biosearch.

     F. ROBERT J. MORAVSIK

          Preliminary Statement: Mr. Moravsik served as counsel to Biosearch during the pendency of this transaction. The following statements set forth facts previously disclosed, and Mr. Moravsik's evaluation of those facts as an executive officer of Biosearch. The following statements do not constitute legal opinions or legal advice. Except as to matters specifically disclosed herein, and matters not otherwise subject to attorney-client privilege, that privilege is not waived.

          1. PROCEDURAL FAIRNESS

          Robert J. Moravsik believes that this transaction is procedurally fair to unaffiliated security holders.

               a. The transaction was negotiated by the directors of Biosearch without the participation of Manfred F. Dyck, who is a common director of both the Issuer, Biosearch, and the acquirer, Hydromer. Mr. Dyck (and his wife, Ursula M. Dyck) absented themselves from discussions of the transaction and abstained from participating in the negotiation of the transaction.

               b. Biosearch commissioned Wharton Valuation Associates to render a fairness opinion as to the transaction (See section III below)

               c. Absence of certain procedures: This transaction is not structured to require the approval of at least a majority of unaffiliated security holders of Biosearch. No unaffiliated representative acting solely on behalf of the unaffiliated shareholders was retained to negotiate the terms of this transaction, or to prepare a report concerning the fairness of this transaction. However, Mr. Moravsik believes that this transaction is fair to the unaffiliated shareholders of Biosearch notwithstanding the absence of such a procedures, because all Biosearch shareholders are treated equally, and a fairness opinion was received by Biosearch which confirms that both the value of Biosearch shares and the fairness of the transaction to all Biosearch shareholders, including but not limited to unaffiliated shareholders. Further, the transaction was unanimously approved by the independent, non-employee directors of Biosearch.

          2. SUBSTANTIVE FAIRNESS

          Robert J. Moravsik believes that this transaction is substantively fair to the unaffiliated shareholders of Biosearch, taking into consideration the following factors:

               a. Current and Historical Market Prices: The exchange price of $0.20 per share represents a premium over the current market price ($0.12) of the Common Stock at the time of the approval of this transaction in May of 1999, and over historical market prices. Except for a one-time purchase at a price of $0.50 per share in the second quarter of 1999, which Mr. Moravsik does not consider meaningful (see Share Price of Company), Biosearch shares had not traded at or above the exchange price for almost a year before this exchange transaction was agreed upon ($0.22 in the second quarter of 1998). In the last two years, Biosearch shares have hit quarterly highs of $0.22 to $0.28 (fourth quarter
               1997), and have traded as low as $0.06 to $0.08 (third and fourth quarters of 1998 respectively). See Share Price of the Company. Biosearch shares are not traded on any exchange or quoted on the National Association of Securities Dealers Automated Quotation (NASDAQ) system. The shares are traded in the over-the-counter market and quoted in the "Pink Sheets." The shares are thinly traded, with only a few thousand shares being traded monthly in 1999 and virtually non liquid. Biosearch's weak financial status makes it highly unlikely that Biosearch will qualify for listing on any exchange or on the NASDAQ system at any time in the foreseeable future, and unlikely that the shares will be any more liquid than they are now.

               b. Net Book Value: The net book value per share of Biosearch since December, 1998 was:

               As of 12/31/98-$0.04;
               as of 3/31/99-$0.22
               as of 6/30/99-$0.26.
               as of 9/30/99-$0.19

               The increase since December of 1998 was primarily due to two extraordinary transactions, one with Bard, described above, and the second a License to Applied Medical Resources, which resulted in a payment of $ 125,000 to the Company. Although the exchange price of $0.20 is less then the net book value per share as of March or June 1999, but not September when it was $0.19, it is the opinion of Mr. Moravsik that net book value per share is not necessarily a measure of true value, but rather an accounting concept based upon the historic cost of certain assets. Furthermore, a main component of Biosearch's assets is "other current assets" which consists primarily of a prepaid lease in a building owned by Hydromer. This lease is not a freely marketable asset, and is not valuable to any party other than Biosearch, as Hydromer has the authority to prevent any assignment or sublease by simply repaying the unused portion of any pre-paid rent. In any case, the lease will come off the books upon completion of this transaction. If the value of the lease is deducted from the net book value, the net book value per share of Biosearch is closer to the market price of $0.12 per share. Except for the fourth quarter of 1998, when Biosearch's net book value per share was $0.04, Biosearch's stock has historically traded well below its book value per share.



               c. Liquidation Value: Biosearch has no plans to liquidate. Further, if Biosearch did liquidate, Mr. Moravsik is of the opinion that Biosearch would not realize the full value of its assets, owing to the facts that winding up costs would be incurred, FDA registration, ISO and CE qualifications would not be transferable in liquidation, and inventory and equipment would have to be disposed of on a forced sale basis. Biosearch's valuation expert determined the liquidation value of Biosearch to be $0.15 per share. The exchange price represents a premium of one third over the liquidation value.

               d. Going Concern Value: Biosearch has reported annual operating losses for the last seven years, and net losses for six of the last seven years. Biosearch has reported for some time that its ability to continue as a going concern was dependent upon its success in generating sufficient cash flow or obtaining additional financing as required to meet its long term obligations, support its working capital needs, and curtailing ongoing losses by generating profitable revenue levels. Biosearch's independent auditors in March of 1999 expressed the opinion that "There is no assurance that the Company's operations will generate sufficient cash flow to meet its obligations or that the Company has the ability to obtain additional financing as required, which raises substantial doubt about the Company's ability to continue as a going concern." It is the opinion of Mr. Moravsik that Biosearch has value as a going concern only if it is acquired in a transaction that enables the acquirer 1. to have access to Biosearch's FDA registrations, ISO and CE qualifications, and 2. to incorporate Biosearch's technology and existing products and services into a related and synergistic business.

               e. Absence of Offers: There have been no previous purchases of shares of Biosearch stock in the past eighteen months either by Biosearch or by any affiliates of Biosearch. Biosearch has received no firm offers (and is not aware of any firm offers) from any person other than Hydromer to merge or consolidate, sell or transfer all or substantially all of its assets, or sell securities which would enable the holder to exercise control of Biosearch.

               f. Opportunity to Liquidate Shares of Stock: In addition to the factors listed above, Mr. Moravsik considered that this transaction offered unaffiliated Biosearch shareholders the opportunity to liquidate their share holdings at a fixed price, with a premium to the market price, and without incurring brokerage costs or driving down the market price in a relatively non liquid market.

               g. Other: Robert J. Moravsik, has reviewed both the fairness opinion of Wharton Valuation Associates provided to Biosearch and the reports of Howard Lawson & Co. provided to the Board of Hydromer, (see Item III below) and the deliberations of the Biosearch Board and the Hydromer Acquisition Committee and believes, based upon these reports, and deliberations, that this transaction is fair to unaffiliated security holders of Biosearch.

III. The following reports have been received:

1. Biosearch has received a fairness opinion from Wharton Valuation Associates, Inc. ("WVA")attached as Exhibit B.

2. Hydromer received a Report of Howard Lawson & Company dated March 18, 1998 entitled "Materials Prepared for Preliminary Discussion of Valuation Issues in Connection with Target Transaction" (hereinafter "Lawson I").

3. Hydromer also received a Report of Howard Lawson & Company entitled "Valuation of Certain Shares of Biosearch Medical Products, Inc." (hereinafter "Lawson II"). Lawson II has a valuation date of May 17, 1999 and an issue date of June 4, 1999.

4. Hydromer also received a letter from Howard Lawson & Co. dated June 18, 1999 (hereinafter "Lawson Letter")which indicated that if projected income of Biosearch was significantly below the projections used in Lawson II, or that if rights were transferred to a third party prior to closing, that the value of Biosearch could be impaired.

5. Hydromer also received a report in mid -1998 from its auditors, Rosenberg Rich Baker Berman & Co. entitled "Project Comet," which set forth certain pro-forma balance sheets for Biosearch and Hydromer as if the companies were combined under different scenarios (hereinafter the "RBB Report").

Wharton Valuation Associates of West Trenton, NJ is a consulting firm engaged primarily in the valuation of business interests and also in providing advice in connection with mergers, acquisitions, divestitures and similar capital transactions. Although the firm has been in existence for eight years, its managing directors have a combined total of more than 60 years of experience performing valuations and acting as financial advisers to corporations and their shareholders. Its valuations are performed in connection with a variety of planning and transactional applications, including: mergers, acquisitions and divestitures; initial public securities offerings; private placement of debt and equity; employee stock ownership and incentive stock option plans; bankruptcies, reorganizations and recapitalization; estate, gift and income tax planning and compliance; litigation involving business and securities valuation issues; and general corporate and shareholder planning.

WVA was recommended by Biosearch's auditors and interviewed directly by the Board of Directors of Biosearch. Biosearch considered other advisors, but concluded that WVA was well qualified and reasonably priced.

WVA has no material relationship to Biosearch or its affiliates, and no compensation is to be received by WVA except for its engagement fee. The amount of consideration was negotiated by Biosearch with the advice of WVA.

WVA reviewed and summarized the balance sheets and income statements of Biosearch for the years 1993 through 1998 and the balance sheet and income statement at the end of the first quarter of 1999. WVA also did a discounted cash flow analysis of Biosearch using the same projections provided to Hydromer and Hydromer's advisors. However, WVA included a calculation for the present value of net operating loss carry forwards, and subtracted from its total net present value of Biosearch cash flows the cost of change of control liabilities (estimated at $136,000 for these purposes). Using discount rates of 35%, 30% and 25%, WVA's calculations of the net present value of Biosearch cash flows were as follows:


35%     $275,361     $0.125 per share
30%     $503,554     $0.229 per share
25%     $858,011     $0.391 per share

Discount rates were based on WVA's knowledge of and business judgement regarding the expected rates of return that were required by investors in the equity securities of companies with a risk profile comparable to that of Biosearch.

This analysis were based on projections supplied by Biosearch and then further projected for 17 more years based on an assumption of a 10% growth. The Biosearch projections are based on the business judgement of Mr. Martin C. Dyck, President and Mr. Robert Keller, CFO of the Company. Biosearch projection indicate:

                     1999          2000        2001         2002         2003
                  ----------   ----------   ----------   ----------   ----------
Sales ..........  $1,855,300   $2,696,000   $3,526,000   $4,201,000   $4,851,000
Net Income .....     (74,152)     140,301      128,813      421,988      718,138

                      (Company note: This forecast was done at the time the Company was in negotiations with C.R.Bard for the sale of a coating machine which was custom developed by Biosearch along with a proprietary coating process relating to Intermittent Urinary Catheters. It was the opinion of the Company that C.R. Bard could achieve a similar unit sales volume as had been previously achieved with a prior client in Europe (SIMS). This would result in an anticipated new sales revenue in 1999 of $300,000; $500,000 in 2000;
                      $900,000 in 2001; $1,125,000 in 2002 and $1,350,000 in
                      2003.

                      During this same time the Company was negotiating with three (3) other large medical corporations for private label manufacturing and contract coating services. It was believed that should all three of these negotiations come to fruition an additional annual sales revenue of $790,000 in 1999. Projections for the years 2000 to 2003 was $1,250,000, $1,525,000, $1,800,000, and $2,100,000
                      respectively. To the extent that these expectations were to actually happen, it was the Company's opinion that the year 1999 would be a turn around year. The projections were done at a time that the Company had doubts as to its continual existence coupled with the optimistic possibility of new revenue creating opportunities which would give Biosearch the opportunity to prolong it's survival. These projections done in good faith by and approved by the President of the Company, were made for the purpose of a fairness report by WVA and for an evaluation report given by LAWSON and reflected this optimism.)

WVA also performed a comparable company analysis. WVA reviewed the price to revenue ratio and the price to book value ratio on companies which were sold and it provided the requisite financing and transitional data. Price to book value ratio ranged from .54 to 1.71; price to revenue ratio ranged from .47 to 6.99. WVA selected from the range of values of appropriate ratios near the low end of the ratio to reflect Biosearch's poor operating history and weak balance sheet. It selected as comparables what it considered to be sufficiently large samples of public companies engaged substantially in the design, development, production and/or sale of medical instruments and devices. As part of its selection process, WVA also stipulated meaningful financial and market data regarding prospective comparables be available for use in its analysis.

Using that ratio, WVA calculated a preliminary indicated value for Biosearch and subtracted from that value $200,000 which represented required working capital. On a price/revenue basis, the indicated value of Biosearch was $771,129. On a price/book value basis, the indicated value was $289,561. The average of these two values was $530,345 or $0.242 per share.

WVA also performed an analysis of companies which were involved in sale/merger transactions using the same ratios and methodology. WVA reviewed the price to revenue ratio and the price to book value ratio on 12 public companies which were sold. WVA selected from the range of values an appropriate ratio near the low end of the range. Using that ratio, WVA calculated a preliminary indicated value for Biosearch and subtracted from that value

$200,000 which represented required working capital. On a price/revenue basis, the indicated value of Biosearch was $641,645. On a price/book value basis, the indicated value was $64,363. The average of these two values was $353,004 or $0.161 per share.

Lastly, WVA performed a liquidating value analysis, adding to Biosearch current liabilities the sum of $135,000 representing change of control liabilities. This calculation resulted in an estimated liquidating valuation of $329,882 or $0.15 per share.

A valuation recap of all analyses showed the median share value to be $0.195 per share and the mean share value to be $0.216. No instructions were delivered to WVA from Biosearch or any Affiliate, other than as set forth in the WVA's proposal letter, and no limitations were placed upon WVA.

Subsequent to the submission of WVA's analysis, the change in control liabilities dropped from $135,000 to $63,000. WVA has advised that the reduction in this liability does not materially affect the validity of the analysis.

No instructions were delivered to WVA from Biosearch or any Affiliate, other than as set forth in the WVA's proposal letter and the projections above and no limitations were placed upon WVA.

The Fairness Opinion is annexed to the Proxy Statement, and will be distributed to shareholders of Biosearch. In addition, the Fairness Opinion and the Wharton Report will be made available for inspection and copying at the principal executive offices of Biosearch during regular business hours by any interested equity security holder of Biosearch or his representative who has been so designated in writing. A copy of the Fairness Opinion and the Wharton Report will be transmitted by Biosearch to any interested equity security holder of Biosearch or his representative who has been so designated in writing, without charge.

Howard Lawson & Co., Two Penn Center Plaza, Philadelphia, PA 19102, Howard Lawson & Co are well known investment bankers in the New Jersey/Pennsylvania area. The company provides investment banking services to senior management of private and public companies. Services include financial plans for corporations and their shareholders, valuations of securities and business interests, debt and equity financing, litigation support, and advice and negotiations dealing with changes in ownership, acquisitions and divestitures.

Howard Lawson was recommended by the counsel to Hydromer, Inc. and was selected by Hydromer's management following interviews. Howard Lawson has no material relationship to Biosearch or its affiliates, and no compensation is to be received by Howard Lawson except for its engagement fee. The amount of consideration was negotiated by Hydromer with the advice of Howard Lawson.

LAWSON I: This report was divided into 4 sections:

1. Summary five-year historical financial statements and trailing twelve-month financial information as of September 30, 1997 for Hydromer and Biosearch, taken from publicly available information.

2. An analysis of guideline public companies for Hydromer. Howard Lawson selected 8 public companies comparable to Hydromer in lines of business, growth rates, financial condition or size. The report compared public market multiples of guideline companies to Hydromer, and summarized the financial performance of the guideline group. The report also ranked the guideline companies and Hydromer with respect to size, growth and profitability, and provided detailed historical financial information for each guideline company and Hydromer.

     For parameters of absolute size and profit margin, the report showed Hydromer to be last in ranking in terms of revenues and assets, but first or second in EBIT, EBITDA and net income.

     In terms of growth rate, Hydromer 3 year compound annual growth rate for the following parameters was shown to be as follows:

     Revenues:   19.3% (mean 16.5%; median 19.8%)

     EBITDA:     53.0% (mean 21.0%; median 29.7%)
     EBIT:       79.7% (mean 27.1%; median 34.5%)
     Net Income 110.3% (mean 47.5%; median 47.2%)

     For the parameters of relative performance, Hydromer's numbers were as follows:

     Return on Assets: 18.5% (mean 12.7%; median 12.3%)
     Return on Equity: 19.9% (mean 18.5%; median 14.8%)
     Return on Total Invested Capital: 19.9% (mean 15.8%; median 14.4%)

3. An analysis of guideline public companies for Biosearch. Howard Lawson selected 8 public companies comparable to Biosearch in lines of business, growth rates, financial condition or size. The report compared public market multiples of guideline companies to Biosearch, and summarized the financial performance of the guideline group. The report also ranked the guideline companies and Biosearch with respect to size, growth and profitability, and provided detailed historical financial information for each guideline company and Biosearch.

     For parameters of absolute size and profit margin, the report showed Biosearch to be last in ranking in terms of revenues and assets, sixth in EBIT, and EBITDA and seventh in net income.

     In terms of growth rate, Biosearch 3 year compound annual growth rate for the following parameters was shown to be as follows:

     Revenues: -11.3% (mean 18.8%; median 3.5%)
     EBITDA: nmf (mean -0.5%; median -14.6%)
     EBIT: 34.09% (mean 13.9%; median -6.7%)
     Net Income 53.6% (mean -6.2%; median -9.5%)

     For the parameters of relative performance, Biosearch's numbers were as follows:

     Return on Assets: -27.8% (mean -19.8%; median -11.6%)
     Return on Equity: -60.0% (mean 7.3%; median -6.4%)
     Return on Total Invested Capital: -34.8% (mean -28.0%; median -13.7%)

4. An analysis of guideline acquisitions. Howard Lawson provided a summary of acquisitions of companies that were similar to Biosearch. The transactions were completed between 1/1/97 and 3/3/98, and had a deal value of less than $1 Million. The reports compared the transaction value to a number of financial parameters of the target companies , and results were as follows:

     Transaction value to sales: mean 2.3 times; median 1.4 times Transaction value to cash flow: mean 11.3 times, median 10.1 times Transaction value to EBIT: mean 21.3 times; median 17.5 times Transaction value to net income: mean 22.1 times; median 21.0 times premium over market price 4 weeks before announcement: mean 47.1% median 2.8%

The Lawson I report highlighted the median figures as being the most relevant for consideration.

No instructions were delivered to Howard Lawson except to describe the services needed, and no limitations were placed upon Howard Lawson.

LAWSON II: This is a complete valuation report, including an opinion letter setting forth Howard Lawson's opinion as to the value of Biosearch shares as of May 17, 1999. In arriving at their opinion, Howard Lawson considered the following factors:

     1. The nature and history of Biosearch business

     2. To the general economic outlook and the outlook for the medical equipment industry

     3. The book value of Biosearch and the financial condition of the company

     4. The results of operations of Biosearch

     5. The dividend paying capacity of Biosearch

     6. Whether or not Biosearch has any  goodwill or other intangible value

     7. Past transactions in Biosearch common stock and

     8. The market price of the stock of corporations engaged in the same or similar lines of business as Biosearch.

Howard Lawson reviewed the following:

     1. Financial statements of Biosearch for the years ended December 30, 1994 through December 31, 1998;

     2. Financial statements of Biosearch for the three months ended March 31, 1998 and March 31, 1999;

     3. Forecasted financial statements of Biosearch for the years ending December 31, 1999 through December 31, 2003, provided by Biosearch;

     4. Publicly available financial and market information regarding certain companies which Howard Lawson deemed to be comparable to Biosearch.

     5. Information regarding the business and its prospects derived from discussions with the managements of Hydromer and Biosearch.

Howard Lawson considered all recognized valuation methodologies, placing emphasis on those methods used to estimate fair market value under the assumption of Biosearch continuing as a going concern.

Howard Lawson performed an asset purchase analysis of Biosearch based upon estimated fair market values of Biosearch's fixed and intangible assets. Howard Lawson used estimated values of $50,000 for tangible assets and $50,000 for intangible assets. Assuming that tax loss carry forwards would be available to a buyer, Howard Lawson estimated their value to be $250,000 to 300,000. They concluded that on the basis of an asset purchase, and excluding all liabilities, Biosearch had a value of $350,000 to $400,000 or $0.16 to $0.18 per share.

Howard Lawson also performed a discounted cash flow analysis to determine the net present value of expected future cash flows of Biosearch, based upon forecasts of future earnings, adjusted to reflect the probability of a range of possible outcomes. Howard Lawson first calculated a weighted average cost of capital ("WACC") for Biosearch. The WACC serves as an estimate of the required rate of return for an investment of similar risk and capital structure. Howard Lawson reviewed financial and market data of publicly traded guideline companies and used the Gordon Growth Model to determine an implied cost of equity. According to this model, the rate of return (k) is a function of the Company's projected net income (I), market value (MV), and expected five year growth rate
(g). The formula is k=I/MV + g. Only one guideline company had five year growth rates available and calculations using this methodology resulted in implied equity costs of 42%. Biosearch did not have any debt, and Howard Lawson therefore used the implied equity cost instead of a WACC.

Howard Lawson determined to calculate discounted cash flow at 45%. Assuming first that Biosearch achieves approximately 41 percent of its forecast, and using the discount rate of 45 percent, Howard Lawson calculations resulted in a present value of cash flows of $161,000, or $0.15 per share. Assuming that Biosearch achieved approximately 55 percent of its forecast, using the same discount rate of 45 percent, Howard Lawson found the resulting present value of cash flows to be $445,000 or $0.20 per share.

On the basis of their discussions with management and all materials reviewed, and assuming that Biosearch can turn around its declining revenues in accordance with its forecasts, it is the opinion to Howard Lawson that the fair market value for Biosearch shares is $0.18-$0.20 per share as of the valuation date. No instructions were delivered to Howard Lawson except to describe the valuation services needed, and no limitations were placed upon Howard Lawson.

No instructions were delivered to Howard Lawson except to describe the valuation services needed, and no limitations were placed upon Howard Lawson.

LAWSON LETTER: Subsequent to issuing Lawson II, Howard Lawson cautioned the Hydromer Board that if projected income of Biosearch was significantly below the projections used in Lawson II, or that if certain rights were transferred to a third party prior to closing the transaction, that the value of Biosearch could be impaired. In June of 1999, the Hydromer Board of Directors met and specifically reviewed the points in the Lawson letter with management of Hydromer. As to the projections, management reported that Biosearch's annualized revenues through June of 1999 were well above the numbers needed to support the Howard Lawson valuation of $0.20 per share, (Biosearch was at 144 % of forecast, and needed only to be at 55% of forecast to support the Howard Lawson Valuation). As to the purported "transfer of assets," this concern arose from the Applied Medical Resources license entered into by Biosearch (see Description of Business).

The Hydromer board inquired whether the license would undercut the ability of the combined companies to generate new sales, a key point in the Board's analysis (and Howard Lawson's valuation) of the proposed transaction with BioSearch. Management assured the board that the license would not hamper any new transactions, for the following reasons:

     1. It did not include Hydromer's patented or proprietary coatings,

     2. It was limited to the licensee's products and did not permit the licensee to contract coat or private label products for other parties,

     3. The license includes in part, proprietary primers not sold by Hydromer,

     4. The licensee is sending contract coating business to BioSearch and wanted the license only as back up for this coating arrangement in the event BioSearch went out of the coating business for any reason.

The Board of Directors concluded that the license was not a transfer of assets which would adversely affect the revenue of the combined companies.

CONSENT OF HOWARD LAWSON: Howard Lawson has declined to give its consent to the inclusion of the foregoing description of Lawson I, Lawson II and the Lawson Letter in this Proxy. Howard Lawson has taken the position that, despite the requirements of Rule 13E-3, Hydromer does not have the right to publish this information, which was originally prepared for the sole, confidential use of the Hydromer Board of Directors. The issues raised in the Lawson Letter were not cited as a basis for denial of consent.

Lawson I, Lawson II and the Lawson Letter will be made available for inspection and copying at the principal executive offices of Biosearch during regular business hours by any interested equity security holder of Biosearch or his representative who has been so designated in writing. A copy of Lawson I, Lawson II and the Lawson Letter will be transmitted by Biosearch to any interested equity security holder of Biosearch or his representative who has been so designated in writing, upon the written request and at the expense of the requesting equity security holder.

As to the RBB Report.

Rosenberg Rich Baker Berman & Co., 380 Foothill Blvd. PO Box 6483, Bridgewater, NJ 08807 are Certified Public Accountants and serve as Hydromer's auditors.

Hydromer selected Rosenberg Rich Baker Berman & Co. to provide certain financial scenarios because they are familiar with Hydromer's financial statements and qualified as CPA's to prepare pro forma statements. Rosenberg Rich Baker Berman & Co. serves as Hydromer's auditors and is compensated on an hourly or project basis for accounting services. Rosenberg Rich Baker Berman & Co. provided background information only, and did not play any role in determining the consideration paid by Hydromer. Management and the Board of Directors of Hydromer desired to review the possible effect of the acquisition of the stock of Biosearch on the balance sheet of Hydromer. Rosenberg Rich Baker Berman & Co. prepared pro forma balance sheets assuming acquisition of Biosearch accounted for by the purchase method and by the pooling method. Rosenberg Rich Baker Berman & Co. was not asked for, and did not give any findings or recommendations. No instructions were delivered to Rosenberg Rich Baker Berman & Co. except to describe the accounting services needed, and no limitations were placed upon

Rosenberg Rich Baker Berman & Co. The RBB Report will be made available for inspection and copying at the principal executive offices of Biosearch during regular business hours by any interested equity security holder of Biosearch or his representative who has been so designated in writing. A copy of The RBB Report will be transmitted by Biosearch to any interested equity security holder of Biosearch or his representative who has been so designated in writing, upon the written request and at the expense of the requesting equity security holder.

BUSINESS OF HYDROMER, INC.:

Hydromer, Inc. is a corporation organized in April of 1980. In September 1982 it was spun off from the Company to exploit certain chemical coating technology (chemicals that become dry on a surface but become slippery when wet) invented by the Company in the industrial/medical device market place. Presently Hydromer occupies 33% of the building that the Company leases from Hydromer. Hydromer manufactures chemicals and performs R&D in the polymer coating markets. Hydromer's annual sales for the year ending 6/30/98 were $2,360,570.

Hydromer intends to use the Company's currently under utilized facilities to produce items that would otherwise have to be subcontracted. Hydromer also believes that the Company's medical coating expertise will be a synergistic addition to its own capabilities.

Hydromer and Biosearch are related parties (affiliated entities) because Manfred
F. Dyck holds a substantial amount of stock in both companies. A summary of the relationships with the numbers computed on the basis of Biosearch's fiscal year can be found under Proposal II, "Other Information Concerning Directors, Officers and Stockholders"

Hydromer manufactures chemicals that are used as lubricous (slippery) coatings on medical products and on industrial surfaces for anti-fog properties. Hydromer also manufacturers chemicals that form gels intended for medical uses and cosmetic components. Biosearch is a medical device manufacturer which has developed expertise in the process of applying coating to various substrates. Hydromer does not have the experience in applying its own coatings outside the laboratory environment. In Hydromer's opinion the acquisition of Biosearch brings with it this commercial technology which will allow Hydromer to immediately expand the market for its patented products and related services using these products to customers in the medical device marketplace because Biosearch is registered with the FDA and has an ISO 9000 registration.

DIRECTORS AND OFFICERS OF HYDROMER, INC.

Directors:

     MANFRED F. DYCK, age 63, Chief Executive Officer of Biosearch Medical Products, Inc.(since 1975) and Hydromer, Inc. since July of 1989; Chairman of the Board of Hydromer since June 1983; President of Hydromer from 1980 to June 1983 and thereafter since July 1989. Director of Biosearch since 1975; Director of Hydromer since 1980. Manfred and Ursula Dyck are husband and wife, Martin C. Dyck, President of Biosearch is their son. He holds 1,682,172 shares or 38.5% in Hydromer.

     MAXWELL BOROW, M.D., age 72, Medical Doctor, retired Chief of Surgery at Somerset Medical Center (hospital) from 1985-1994, Chief of Vascular Surgery at Somerset Medical Center from 1978-1985; Director of the Hydromer since 1990. He holds 6000 shares or <1% in Hydromer.

     URSULA M. DYCK, age 64; Director of Hydromer since 1980. Ursula and Manfred
     F. Dyck are wife and husband. She holds 158,076 shares or 3.6% in Hydromer.

     DIETER HEINEMANN, age 60; Specialist, Frankfurt, Germany Stock Exchange since prior to 1987. Director of the Company since 1991. He holds 565,125 shares or 12.9% in Hydromer.

     ROBERT H. BEA, age 45; Vice President of Quality Assurance & Regulatory Affairs at Siemens Hearing Instrument, Inc. since 1994; Vice President of Quality Assurance and Regulatory Affairs for Biosearch from 1992-1994; Previously, he worked at Johnson & Johnson where he held positions of increasing responsibility in Quality/Regulatory affairs from 1973-1991. Director of Hydromer since 1996. He holds no shares in Hydromer.

EXECUTIVE OFFICERS OF HYDROMER:

     Manfred F. Dyck has been Chairman of the Board of Hydromer since June 1983 and a Director of Hydromer since its inception. Mr. Dyck served as Chief Executive Officer of Hydromer from its inception until October of 1986, and as of August 1989, reassumed the duties of Chief Executive Officer. Mr. Dyck has been Chief Executive Officer of Biosearch since 1975.

     Robert Keller has been Principle Accounting Officer of Hydromer since June 1999. Mr. Keller is Vice President and Chief Financial Officer of Biosearch since 1995. Prior to this he was Vice President and Chief Financial Officer of Mailing Services.

     Joseph A. Ehrhard has been Vice President of New Business and R&D of Hydromer since September 1997. Prior to joining Hydromer, Mr. Ehrhard was Director of R&D for the Golden Cat Division of Ralston-Purina in St. Louis, Mo. Mr. Ehrhard was previously Director of R&D in Worldwide Absorbent Products and Materials Research for Johnston and Johnston in New Jersey. From June 1987 through January 1995, he was in R&D at Procter & Gamble Company, most recently as Section Head of Global New Technology Development in Personal Cleansing in Cincinnati, OH.

     Robert J. Moravsik has been Vice President and General Counsel of Hydromer since April 1998. He also serves in the same capacity for Biosearch. Prior to that he was Vice President and General Counsel to Fisher Stevens, Inc. a subsidiary of the Bureau of National Affairs.

     Robert D. Frawley has been secretary of Hydromer since 1984. Mr. Frawley has been an attorney in private practice since December 1985. He counsel to the law firm of Smith, Stratton, Wise, Heher and Brennan, Princeton, New Jersey since February 1994. From December 1983 to December of 1985, Mr. Frawley was Vice President-Corporate Counsel and Secretary of Biosearch.

SUMMARY OF MATERIAL FEATURES OF THIS EXCHANGE:

     a. The Board of Directors have proposed that each stockholder vote for the exchange (sale) of each of their common shares of the Company for a payment of $0.20. Once approved by a majority of the votes cast at the meeting, Biosearch stock certificates will be evidence to receive $0.20 times the number of shares held.

     b. Both Hydromer and Biosearch represent to each other that they are valid companies and they can enter into this exchange if approved by the Biosearch shareholders.

     c. Either company can terminate the exchange if in the opinion of either Board of Directors there is a material change in the business of the other. One specific requirements is that Biosearch's current debt, excluding debt to Hydromer cannot exceed $100,000. In the opinion of Biosearch, it feels this condition can be achieved if there is no further material delay in closing this transaction.

     d. In addition, the President of the Company, Martin C. Dyck has been offered employment with Hydromer, Inc. as the Vice President of Operation at a salary of $110,000 per year. He will also be given options to purchase 10,000 shares of Hydromer, Inc. at the 5 day rolling average market price prior to the Effective Date. Mr. Martin C. Dyck will remain as President of Biosearch Medical Products, Inc. at a salary of $1.00/year. In consideration, Mr. Martin C. Dyck agreed to waive a "change of control" payment of $72,000 which was awarded in June of 1998. Four other key employees were also awarded a "change of control payment", which Hydromer, Inc. has agreed to allow to be paid ($64,000)

     e. From time to time the Company has issued options (there are no warrants outstanding) to its key employees. Hydromer will pay these employees the difference between .20 and the option price if under .20 time the shares represented by the option certificate. Mr. Manfred F. Dyck holds the greatest amount of option for which he will receive $776. To the extent the option price is higher then $.20 they will be allowed to expire.

     f. Manfred F. Dyck owns 344,720 shares of the Common Stock of Biosearch (options, shares held in trust or beneficially owned by others are excluded) and will be paid a total of $68,944 in exchange for his shares. Martin C Dyck owns an aggregate of 4,654 (excluding options) shares of Common Stock of Biosearch and will be paid an aggregate of $931 in exchange for his shares. Both Manfred F. Dyck's and Martin C. Dyck's interest in the net book value and net earnings of Biosearch will be proportional to their respective share holdings in Hydromer. Manfred F. Dyck holds approximately 47% of the outstanding shares of Hydromer, and Martin C. Dyck holds less than one percent of the outstanding shares of Hydromer. As Biosearch will be a wholly-owned subsidiary of Hydromer, Hydromer will have a 100% interest in the net book value and net earnings of Biosearch.

     g. It is anticipated that the duration between the stockholders approval and the closing of the exchange (upon filing in the N.J. Division of Commercial Recording per New Jersey Law), will be less then two weeks). It is further anticipated that notices to shareholders to send in their certificates will be done within 4 weeks. Shareholders will send in their certificates and a form requiring their social security number and certification in the absence of backup withholding. Payment in the form of a check will be sent as soon as possible.

ACCOUNTING TREATMENT:

The proposed transaction is a business combination accounted for under the purchase method, effective on the date of the transaction. Balance sheet elements of both companies will be combined on the effective date. The monies paid to the stockholders for their exchange of Biosearch stock along with the fees and costs associated with the acquisition will be accounted for on Hydromer's balance sheet as an investment in a subsidiary. The consolidated stockholders equity that remains on the effective date will go to Hydromer (Biosearch's stockholders' equity will be eliminated upon consolidation). Assets of Biosearch Medical Products, Inc. will be appraised and recorded at their fair value on the consolidated balance sheet. Any difference between the amount paid to Biosearch stockholders (the Purchase Price) and the fair value of Biosearch will result in good will. This goodwill will be amortized over 20 years. This amortization is not deductible for tax purposes.

Fixed assets will be recorded at fair value as of the close of business on the effective date. Any balances between Hydromer and Biosearch, such as trade payables and receivables, prepaid and deferred rent, will be eliminated in consolidation.

FEDERAL INCOME TAX CONSEQUENCES:

The exchange (form of sale) of Common Shares into the right to receive cash pursuant to the Plan of Exchange will be a taxable transaction for federal income tax purposes under the Internal Revenue Code as amended ("the CODE"), and may also be a taxable transaction under applicable state, local and other tax laws.

In general, a stockholder will recognize gain or loss equal to the difference between the tax basis of his shares and the amount of cash received under this exchange. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the hands of the stockholder.

The tax consequences described in the preceding paragraph may not apply to (i) shares acquired upon the exercise of incentive stock options or otherwise as compensation, and (ii) certain non-resident aliens and foreign corporations and stockholders who are subject to special tax treatment under the Code.

Each stockholder is urged to consult his own tax advisor as to the particular state, local, foreign and other tax consequences, in light of a particular set of specific circumstances.

DIVIDENDS:

The Company has never paid dividends and no dividends are in arrears.

BOOK VALUE OF COMPANY

The Book value per share of the Company for the past 5 years has been:

                                   As of 12/31
           ----------------------------------------------------
           1994        1995        1996        1997        1998
           ----        ----        ----        ----        ----
          $1.46        1.08        0.68        0.43        0.04

     (Note) In February of 1999 the Company sold a coating machine and licensed certain technology to C.R. Bard, Inc. for a total price of $650,000 of which $200,000 was paid as an advance. This extraordinary transaction raised the book price of the Company on March 30, 1999 to $0.22. In the second quarter a license was granted to Applied Medical resources for $150,000. This raised the book value per share as of 6/30/99 to $0.26. At the end of the third quarter (9/30/99) the book value per share was $0.19.

PRICE OF SECURITIES BEFORE AND AFTER PUBLIC ANNOUNCEMENT ON MAY 13, 1999.

     before public announcement - $0.12
     after public announcement  - $0.16

SHARE PRICE OF COMPANY

The Company currently trades on the "pink sheets" which is a form of "over the counter". If a buyer or seller wishes to buy or sell shares they must contact a broker who will conduct a search to see if there are any other sellers or buyers of stock at the price desired. The share price of the Company stock over the last 2 years was:

  1999   Q1 - $0.06 to 0.16
         Q2 - $0.09 to 0.18    (In early Q2 there was trading at $0.50 traced to
                               a purchases by a Fla. investment group, not considered as meaningful by any filing person after consulting the opinions set forth in the Wharton Report and the Lawson Two report).
                               No further investigation was done as the stock price settled back to a bid/ask of 0.12-0.18.
         Q3 - $0.12 to 0.14

  1998   Q4 - $0.08 to 0.11
         Q3 - $0.06 to 0.14
         Q2 - $0.14 to 0.22
         Q1 - $0.19 to 0.22

  1997   Q4 - $0.09 to 0.28
         Q3 - $0.09 to 0.19
         Q2 - $0.09 to 0.19
         Q1 - $0.12 to 0.22

REGULATORY REQUIREMENTS:

Completing this transaction will result in the Company having only one stockholder (it has gone private). The Company will still stay in existence and retain all its rights and liabilities. No regulatory approval is required other then an acknowledgement of an environmental filing with the N.J. State Department of Environmental Protection. Such filing has been completed and approved.

Hydromer, Inc. and the Company and certain affiliated persons, must comply with the requirements of S.E.C. Rule 13 E 3 which will be filed at the same time as this proxy is mailed to the stockholders.

BIOSEARCH, INC. WILL "GO PRIVATE"

If the proposed transaction is completed, the Company will no longer have a filing obligation pursuant to any Securities Laws as it will have only one stockholder. Its' stock will no longer be registered under Section 12 of the Exchange Act. Registration under the exchange act is meant to cause a registrant to fully disclose certain characteristics to it stockholders. Not being registered with one remaining stockholder has no material consequences to any other party but that one stockholder which can exercise its ability to install directors who will report on operating matters internally. If the present stockholder desire to be part of the future of Biosearch, they can purchase shares of Hydromer stock on the open market.

At present, the acquiring company, Hydromer, Inc. does not own any shares of Common Stock in the Company although it is considered an affiliate because of stock owned in both companies by Manfred F. Dyck who is C.E.O. of both Hydromer and Biosearch. Existing stockholders will be paid $0.20 for each share of Biosearch Common Stock held by them and will no longer be shareholders of Biosearch.

SOURCE OF FUNDS/FEES



Hydromer, Inc. will pay for the exchange of the 2,202,878 outstanding shares at $0.20 per share ($440,576) out of cash reserves. Total expenses and anticipated fees or costs to be paid in connection with this transaction are estimated to be:

Exchange of common stock                $440,576

 Legal ................... $ 27,000 (outside counsel used by Hydromer)
 Fairness opinion ........   27,500 (the Wharton Fairness Report to Biosearch)
 Evaluation ..............   30,000 (the Lawson evaluation reports to Hydromer)
 Accounting ..............   16,000 (analysis/responding to SEC comments)
 Solicitation ............    3,600
 Edgarizing ..............   15,000 (electronic filing with SEC, keying reports)
 Printing ................    7,000
 Proxy solicitation ......    3,600
 Exchange of money
   for certificates ......    3,000(1)
 Filing fees (Form 13 E 3)       88
                           --------
TOTAL .................... $573,364
                           ========

(1) Estimated costs for the transfer agent to send out letters to stockholders requesting that they mail in their certificates and receive the exchange price of $0.20 per share.



FAIRNESS OPINION:

The Company has retained Jeffrey F. Nelson of Wharton Valuation Associates, Inc. to investigate this transaction and render an opinion as to its fairness. The Board of Directors has relied on this report in recommending to the stockholders to vote FOR this exchange. The report is attached as Exhibit B.

MATERIAL CONTRACTS WITH HYDROMER:

Hydromer, Inc. is defined as an affiliated party as Mr. Manfred F. Dyck, the CEO of the Company owns 42% of the outstanding stock of Hydromer, Inc.

Please refer to "Other Information Concerning Directors, Officers and Other Stockholders"

FURTHER INFORMATION ABOUT THE COMPANY

DESCRIPTION OF BUSINESS

Biosearch Medical Products Inc. was incorporated in the State of New Jersey in 1975 and went public in 1982 with its initial public offering. The Company received ISO 9000 certification in October 1996, which is needed to sell products in Europe. The Company's two year supply agreement with Sherwood Medical, based on the sale of licensed and sub-licensed technology in May 1994, expired in early 1997. During 1996, the Company developed and sold, on an OEM basis, hydrophilically coated intermittent urinary catheters to Smith Industries Medical Systems/ Portex Ltd. The Company had no signed agreement with Smith Industries Medical Systems/ Portex Ltd.and all dealing were on a purchase order basis. In early 1998, the Company was near completion on its current commitment, and requested that a new purchase order be issued to keep production flowing uniformly. Due to some internal problems with a product launch by SIMS/Portex, the company was told there would be no purchase orders coming for at least one year. This was a devastating situation for the Company and forced it to look elsewhere for another partner. In discussions with C.R.Bard, it became evident that their United Kingdom subsidiary was interested in a hydrophilically coated intermittent urinary catheter to compete with Astra Pharmaceuticals " Lo-Fric" catheter. The company signed a standstill agreement in August 1998 in which C.R.Bard paid the Company $100,000 for the right to negotiate the sale of the coating technology and the related coating machine to C.R.Bard. The standstill agreement was for thirty days and after the period was over the agreement was extended for an additional forty five days for an additional $100,000. The agreement was finally consummated in February 1999 and C.R.Bard acquired the worldwide exclusive rights to the coating technology for $400,000 and the related coating machine for $250,000. The Company also agreed to produce and sell intermittent urinary catheters to C.R.Bard, at an agreed price, until C.R.Bard decides to produce the catheters themselves.

The Company has also entered into OEM relationships with Wilson-Cook Medical and U.S. Endoscopy Group to produce and sell Bi-Polar Coagulation probes on a purchase order by purchase order basis.

With these OEM relationships with Wilson-Cook and U.S. Endoscopy along with our other OEM relationship with C.R.Bard, for both the intermittent urinary catheters and jejunal feeding tubes, the Company feels its niche is in its OEM capabilities and will continue to look for other opportunities in that area.

During 1998 the Company continued to advertise its coating capabilities in various publications and also developed most of its own coatings, allowing it to use these developed coatings on various substrates. Applied Medical Resources entered into an agreement with the Company in which they purchased the non-exclusive worldwide rights to certain proprietary coatings for use on urological and surgical products for $150,000.

The Company believes its ability to continue as a going concern depends on its ability to attract new OEM business and its expertise at coating various products with its own proprietary coatings, which it believes will attract new customers and new revenues to the Company.

PRINCIPAL PRODUCTS/SERVICES

1. ANORECTAL BIOFEEDBACK SYSTEMS FOR FECAL INCONTINENCE AND CONSTIPATION: The hand held electronic monitor is connected to the silicone probe and inserted rectally by the patient who then uses the monitor to visualize the slightest movements of the muscles of continence.

     Distribution methods: The product is distributed via direct Internet communication with a patient who submits a physicians prescription along with payment. However, the majority of product is distributed via several international dealer organizations.

     Status of any publicly announced new product or service: Not applicable

     Competition and competitive position in industry: The competition has been growing steadily over the past few years by larger and better capitalized corporations with dedicated sales forces and strong distribution channels. It is estimated that Biosearch has a very small portion of the market and our sales have been flat for the last three years.

     Sources and availability of raw materials and names of principal suppliers:
     Biosearch manufactures the silicone Probes and hand held electronic patient monitors using components purchased from several vendors. Some of these components are custom designed by Biosearch while others are off the self. Availability of raw materials is not a concern since these items can be out sourced from various sources including the Biosearch designed components. For this reason there are no principal supplies.

     Dependence on one or a few major customers: Since the sales of this item are spread out among direct Internet and several international dealers, Biosearch is not dependant on one or a few major customers.

     Patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts: Not applicable.

     Government Approval: The FDA issued a 510(k) release for sale on June 1990. British Standards Institution awarded the "CE" approval for sale into Europe on September 1998. No other governmental approval is required.

     Effect of existing or probable governmental regulations: Products must be manufactured in strict compliance to FDA Good Manufacturing Practice guidelines and to ISO 9001 rules via the European Community directives. Biosearch complies with these regulations and no change is foreseen.

     Estimated amount of time spent during the last two fiscal years on research and development: No time was spent on this product line over the past two fiscal years.

2. BIPOLAR ELECTRO COAGULATION PROBES: This product connected to electrosurgical generator by the physician and used to coagulate bleeding sites in the gastrointestinal tract. The physician places the probe through an endoscope and makes contact with the bleeding site and probe tip. The electrosurgical generator sends energy through the probe to the bleeding site causing it to dry and stop bleeding.

     Distribution methods: The majority of the product is distributed via private label agreements with Wilson-Cook and United States Endoscopy, Inc. The remainder of product is distributed via several domestic and international dealer organizations.

     Competition and competitive position in industry: The competition has not increased over the past few years. However, our position in the market has improved substantially with the private label sales to Wilson-Cook.
     Our actual position in the market is unknown.

     Status of any publicly announced new product or service: Not applicable

     Sources and availability of raw materials and names of principal suppliers:
     Biosearch manufactures the Probes using components made by Biosearch and some purchased from several vendors. Some of these components are custom designed by Biosearch while others are off the self. Availability of raw materials is not a concern since these items can be out sourced from various sources including the Biosearch designed components. For this reason there are no principal supplies and the raw materials used are plentiful.

     Dependence on one or a few major customers: Since the sales of this item are spread out among United States Endoscopy and Wilson-Cook and several domestic and international dealers, Biosearch is not dependant on one or a few major customers.

     Patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts: Not applicable

     Government Approval: The FDA issued a 510(k) release for sale on July 1991. British Standards Institution awarded the "CE" approval for sale into Europe on September 1998. No other governmental approval is required.

     Effect of existing or probable governmental regulations: Products must be manufactured in strict compliance to FDA Good Manufacturing Practice guidelines and to ISO 9001 rules via the European Community directives. Biosearch complies with these regulations and no change is foreseen.

     Estimated amount of time spent during the last two fiscal years on research and development: No time was spent on this product line over the past two fiscal years.

3. INDWELLING BILIARY STENTS: These are small catheters with a hydrophilic coating that an Endoscopist places into the patients biliary ducts using and endoscope and guidewire to restore the flow of bile from the gall bladder. This flow of bile is essential for normal human digestion and the devices are used in both terminal and non-terminal patients.

     Distribution methods: The product is distributed via several international dealer organizations. There is virtually not domestic sales due to the lack of a specialized sales force and specialty dealers.

     Competition and competitive position in industry: The competition had been well entrenched prior to our entry into this market. These competitors are larger and better capitalized corporations with dedicated sales forces and strong distribution channels. It is estimated that Biosearch has a very small portion of the market and our sales have been flat for the last three years.

     Status of any publicly announced new product or service: Not applicable.

     Sources and availability of raw materials and names of principal suppliers:
     Biosearch manufactures the stents using plastic resin purchased from several vendors Availability of raw materials is not a concern since the resin can be purchased from various sources. For this reason there are no principal supplies.

     Dependence on one or a few major customers: Since the sales of this item are spread out among several international dealers, Biosearch is not dependant on one or a few major customers.

     Patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts: Not applicable.

     Government Approval: The FDA issued a 510(k) release for sale on July 1990. British Standards Institution awarded the "CE" approval for sale into Europe on September 1998. No other governmental approval is required.

     Effect of existing or probable governmental regulations: Products must be manufactured in strict compliance to FDA Good Manufacturing Practice guidelines and to ISO 9001 rules via the European Community directives. Biosearch complies with these regulations and no change is foreseen.

     Estimated amount of time spent during the last two fiscal years on research and development: No time was spent on this product line over the past two fiscal years.

4. JUJUNOSTOMY CATHETERS: These are small feeding catheters with a hydrophilic coating that an Endoscopist places into the patients jejunum using and endoscope and guidewire. These catheters are used in conjunction with a pre-existing per cutaneous endoscopic feeding catheter.

     Distribution methods: The product is distributed only via private label agreements with C.R. Bard and United States Endoscopy.

     Competition and competitive position in industry: It is estimated that through Bard and United States Endoscopy, Biosearch enjoys 50% of the market share. However, the market mature and no real increases in sales volume expected.

     Status of any publicly announced new product or service: Not applicable.

     Sources and availability of raw materials and names of principal suppliers:
     Biosearch manufactures the catheters using plastic resin and components purchased from several vendors Availability of raw materials is not a concern since the resin and components can be purchased from various sources. For this reason there are no principal supplies.

     Dependence on one or a few major customers: Bard is our major customer accounting for 95% of the catheters sold.

     Patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts: Not applicable.

     Government Approval: The FDA issued a 510(k) release for sale in the late 1980's. British Standards Institution awarded the "CE" approval for sale into Europe on September 1998. No other governmental approval is required.

     Effect of existing or probable governmental regulations: Products must be manufactured in strict compliance to FDA Good Manufacturing Practice guidelines and to ISO 9001 rules via the European Community directives. Biosearch complies with these regulations and no change is foreseen.

     Estimated amount of time spent during the last two fiscal years on research and development: No time was spent on this product line over the past two fiscal years.

5. ENTERAL ACCESSORY DEVICES: These are connecting catheters that connect to a enteral feeding bag and deliver feeding formula via a pump or gravity to a indwelling feeding catheter.

     Distribution methods: The product is distributed via several domestic and international dealer organizations.

     Status of any publicly announced new product or service: Not applicable

     Competition and competitive position in industry: This business was virtually entirely sold to Sherwood with the exception of a few enteral accessory devices. The competitors are larger and better capitalized corporations with dedicated sales forces and strong distribution channels. It is estimated that Biosearch has a very small portion of the market and our sales have been declining for the last three years.

     Sources and availability of raw materials and names of principal suppliers:
     Biosearch manufactures the products using components purchased from several vendors Availability of raw materials is not a concern since the components can be purchased from various sources. For this reason there are no principal supplies.

     Dependence on one or a few major customers: Since the sales of this item are spread out among several domestic and international dealers, Biosearch is not dependant on one or a few major customers.

     Patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts: Not applicable.

     Government Approval: The FDA issued a 510(k) release for sale in the late 1970's and early 1980's, British Standards Institution awarded the "CE" approval for sale into Europe on September 1998. No other governmental approval is required.

     Effect of existing or probable governmental regulations: Products must be manufactured in strict compliance to FDA Good Manufacturing Practice guidelines and to ISO 9001 rules via the European Community directives.

     Biosearch complies with these regulations and no change is foreseen.

     Estimated amount of time spent during the last two fiscal years on research and development: No time was spent on this product line over the past two fiscal years.

6. HYDROPHILIC COATINGS/SERVICES: Biosearch has been hydrophilically (Slippery when exposed to water) coating medical devices since the late 1970's and made this service available to other companies beginning in the 2nd quarter of 1998. In addition, Biosearch developed several new proprietary medical grade hydrophilic coating formulas and processes that it hope will be of great interest to other companies.

     Distribution methods: This is a on site service that is made available to other companies via direct mailings, e-mail , advertising and visits to our web site. Direct customer prospecting via visits and telephone is also performed by key employees when ever possible.

     Status of any publicly announced new product or service: Please see "Distribution methods" above.

     Competition and competitive position in industry: Most competitors are larger and better capitalized corporations with dedicated sales forces and strong marketing capabilities. It is estimated that Biosearch has a small but growing portion of the market.

     Sources and availability of raw materials and names of principal suppliers:
     Biosearch manufactures the hydrophilic coating solutions using chemicals purchased from several vendors Availability of raw materials is not a concern since these chemicals can be purchased from various sources. For this reason there are no principal supplies.

     Dependence on one or a few major customers: This is a new business venture and Biosearch is not dependant on one or a few major customers.

     Patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts: The company may file patents should the revenue allow. License and royalty agreements will become an important part of this business. To date, their has only been one such license agreement with Applied Medical Resources, Inc.

     Government Approval: No government approval is required however for marketing reasons all medical devices coated by Biosearch are done so under strict compliance to FDA guidelines and ISO 9001 directives.

     Effect of existing or probable governmental regulations: For marketing reasons all medical devices coated by Biosearch are done so under strict compliance to FDA Good Manufacturing Practice guidelines and to ISO 9001 rules via the European Community directives. Biosearch complies with these regulations and no new regulations are foreseen.

     Estimated amount of time spent during the last two fiscal years on research and development: Over the past 2 fiscal years 100% of research and development was applied in the development of new hydrophilic coatings.

     Furthermore, 100% of the cost is borne by the customers.

     Costs and effects of compliance to environmental laws: Since Biosearch is small hazardous waste generator due to the hydrophilic coating business, the Company spend an estimated $3,000 disposing of this waste.
     There is no adverse effect caused by these environmental laws.

TOTAL NUMBER OF EMPLOYEES AND FULL TIME EMPLOYEES: In 1997 the Company had an average of 30 employees with 26 being full time. In 1998 there was an average of 38 employees with 28 being full time. Year to date 1999, there was an average of 45 employees with 27 being full time.

DESCRIPTION OF PROPERTY

Prior to June 1998 the Company owned the building in which it operated located at 35 Industrial Parkway, Somerville, NJ 08876. The building was built in 1982 with a loan issued by the NJ Economic Development Authority ("EDA"). The mortgage was held by Summit Bank who purchased bonds from the EDA pertaining to the building.

The Company sold its property at 35 Industrial Parkway to Hydromer Inc., a related party,for $850,000 and a prepaid leaseback of approximately two thirds of the building for three years with a value of approximately $346,500, bringing the value of the total deal to $1,196,500. With this transaction the Company is debt free and all judgements against relating to a default on the mortgage have been dismissed (See "Legal Proceeding").

LEGAL PROCEEDING

On August 25, 1997 Summit Bank notified the Company that it was in default for failure to make mortgage payments when due. Summit exercised its right under the load documents to declare the mortgage immediately due and payable. On February 24, 1998, Summit Bank obtained a judgement against the Company in the Superior Court of New Jersey. (At the sale of the building the judgement was satisfied for an amount of $810,558 which included attorney's fees). On March 19, 1998 they obtained a judgement of foreclosure against the Company's property. On June 12, 1998, the Company sold its property as discussed above, paid its debt to Summit Bank and all judgements were dismissed.

There are no legal proceedings by or against the Company.

MARKET PRICE OF AND DIVIDENDS

     The Company's stock is sold on the NASD bulletin board "pink sheets" and is available by appointment. This bulletin board is a limited market place subject to sporadic quotations. The Company has never paid dividends.
     For it stock price refer to the section above entitled "Stock Price"

     The approximate number of holders of common stock is 600.

     The Company has never paid any dividends.

                          INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS AND SHAREHOLDERS
BIOSEARCH MEDICAL PRODUCTS, INC.:

     We have audited the accompanying balance sheets of Biosearch Medical Products, Inc. as of December 31, 1998 and 1997 and the related statements of operations, shareholders' equity and cash flows for each of the three years ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly the financial position of Biosearch Medical Products, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years ended December 31, 1998, in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that Biosearch Medical Products, Inc. will continue as a going concern. As discussed in note 1 to the financial statements, the Company has suffered recurring losses from operations. There is no assurance that the Company's operations will generate sufficient cash flow to meet its obligations or that the Company has the ability to obtain additional financing as required, which raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                 AMPER, POLITZINER & MATTIA P.A.


EDISON, NEW JERSEY
SEPTEMBER 18, 1999

FINANCIAL STATEMENTS

                           BIOSEARCH MEDICAL PRODUCTS, INC.

                                    BALANCE SHEETS

                                        ASSETS

                                                                  December 31,
                                                           -------------------------
                                                              1998           1997
                                                           ----------     ----------
Current assets:

          Cash and cash equivalents ....................   $  105,768     $   14,486

          Trade receivables - less allowance for
          doubtful accounts of $10,000 .................       78,751        351,964
          Inventories ..................................      297,613        372,012
          Other assets .................................      256,127         18,762
                                                           ----------     ----------

                     Total current assets ..............      738,259        757,224
                                                           ----------     ----------

PROPERTY, PLANT AND EQUIPMENT ..........................    2,440,400      4,239,648
          Less accumulated depreciation
          and amortization .............................    2,287,523      2,887,766
                                                           ----------     ----------

                     Net property, plant and equipment .      152,887      1,351,882
                                                           ----------     ----------

OTHER ASSETS
             Other assets, net .........................        5,862          8,123
                                                           ----------     ----------

                     Total other assets ................        5,862          8,123
                                                           ----------     ----------


                     TOTAL ASSETS ......................   $  896,998     $2,117,229
                                                           ==========     ==========

                                     (continued)

                                 BIOSEARCH MEDICAL PRODUCTS, INC.

                                          BALANCE SHEETS

                                            (CONTINUED)

                               LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                              DECEMBER 31,
                                                                   -------------------------------
                                                                      1998              1997
                                                                   ------------      ------------
CURRENT LIABILITIES:

          Current maturities of long-term debt ..................  $       --        $    691,041
          Accounts payable ......................................       253,498           353,712
          Customer deposits .....................................       380,000              --
          Accrued liabilities ...................................       174,330           132,330
                                                                   ------------      ------------

                     Total current liabilities ..................       807,828         1,177,083

SHAREHOLDERS' EQUITY:

          Common stock, no par value; 5,000,000
             shares authorized; 2,210,798 issued and 2,202,878
             shares outstanding at December 31, 1998 and 1997 ...    11,129,954        11,129,954


          Accumulated deficit ...................................   (11,009,545)      (10,158,569)

          Treasury stock, at cost;
             7,920 shares at December 31, 1998
             and 1997 ...........................................       (31,239)          (31,239)
                                                                   ------------      ------------

                     TOTAL SHAREHOLDERS' EQUITY .................        89,170           940,146

Commitments and contingencies ...................................          --                --
                                                                   ------------      ------------

                                                                   $    896,998      $  2,117,229
                                                                   ============      ============

                                     SEE ACCOMPANYING NOTES TO
                                       FINANCIAL STATEMENTS

                                BIOSEARCH MEDICAL PRODUCTS, INC.
                                    STATEMENTS OF OPERATIONS

                                                           YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------
                                                     1998             1997            1996
                                                 -----------      -----------      -----------
Revenues ......................................  $ 1,294,838      $ 1,936,171      $ 2,648,719

Cost of goods sold ............................    1,271,216        1,536,936        2,238,606
                                                 -----------      -----------      -----------

Gross profit ..................................       23,622          399,235          410,113

Selling, general and administrative expenses ..      859,077          892,602        1,222,901
                                                 -----------      -----------      -----------

Loss from operations ..........................     (835,455)        (493,367)        (812,788)
                                                 -----------      -----------      -----------

Other income (expense):
     Interest expense, net ....................      (22,427)         (84,441)         (72,055)
     Other, net ...............................        6,906           21,598            1,275
                                                 -----------      -----------      -----------
                                                     (15,521)         (62,843)         (70,780)
                                                 -----------      -----------      -----------
(LOSS) BEFORE PROVISION FOR INCOME TAXES ......     (850,976)        (556,210)        (883,568)

Provision for income taxes ....................         --               --               --
                                                 -----------      -----------      -----------
NET (LOSS) ....................................  $  (850,976)     $  (556,210)     $  (883,568)
                                                 ===========      ===========      ===========

BASIC AND DILUTED NET LOSS
     PER COMMON SHARE .........................  $      (.39)     $      (.25)     $      (.40)
                                                 ===========      ===========      ===========

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING ................    2,202,878        2,202,878        2,202,878
                                                 ===========      ===========      ===========

                                   SEE ACCOMPANYING NOTES TO
                                      FINANCIAL STATEMENTS

                                                  BIOSEARCH MEDICAL PRODUCTS, INC.
                                                 STATEMENTS OF SHAREHOLDERS' EQUITY

                                            YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996
                                                                   COMMON STOCK
                                                       ---------------------------------------                   TREASURY STOCK
                                             SHARES      SHARES                                 ACCUMULATED ------------------------
                                             ISSUED    OUTSTANDING     AMOUNT        DEFICIT       SHARES     AMOUNT        TOTAL
                                            ---------  -----------  ------------  ------------  ----------- ---------    ----------
        BALANCE, JANUARY 1, 1996 .........  2,210,798   2,202,858   $ 11,129,948  $ (8,718,791)   (7,940)   $ (31,315)   $3,223,046

Issuance of treasury shares in connection
        with employee stock awards .......       --            20              6          --          20           76            82

Net loss .................................       --          --             --        (883,568)     --           --        (883,568)
                                            ---------   ---------   ------------  ------------    ------    ---------    ----------
        BALANCE, DECEMBER 31, 1996 .......  2,210,798   2,202,878   $ 11,129,954  $ (9,602,359)   (7,920)   $ (31,239)   $1,496,356

Net loss .................................       --          --             --        (556,210)     --           --        (556,210)
                                            ---------   ---------   ------------  ------------    ------    ---------    ----------
        BALANCE, DECEMBER 31, 1997 .......  2,210,798   2,202,878   $ 11,129,954  $(10,158,569)   (7,920)   $ (31,239)   $  940,146
                                            ---------   ---------   ------------  ------------    ------    ---------    ----------

Net Loss .................................       --          --             --        (850,976)     --           --        (850,976)
                                            ---------   ---------   ------------  ------------    ------    ---------    ----------

        BALANCE, DECEMBER 31, 1998 .......  2,210,798   2,202,878   $ 11,129,954  $(11,009,545)   (7,920)   $ (31,239)   $   89,170
                                            =========   =========   ============  ============    ======    =========    ==========

                                                      SEE ACCOMPANYING NOTES TO
                                                        FINANCIAL STATEMENTS.

                                 BIOSEARCH MEDICAL PRODUCTS, INC.
                                     STATEMENTS OF CASH FLOWS

                                                                  YEARS ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                             1998          1997            1996
                                                          ---------      ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net (loss) .............................................  $(850,976)     $(556,210)     $(883,568)

Adjustments to reconcile (loss) to net cash
     (used in) operating activities:
     Depreciation and amortization .....................     60,271         91,279         90,862
     Gain on sale of fixed assets ......................       --           (2,763)          --

Changes in assets and liabilities:
     Decrease/(increase) in trade receivables ..........    273,213       (169,716)       (19,747)
     Decrease in inventories ...........................     74,398        141,538        102,540
     Decrease (increase) in other current assets .......     56,657         11,903        (13,114)
     Decrease in other assets ..........................      2,262          5,457            (23)
     Increase in accounts payable ......................      8,637        168,059         22,119
     Increase/(decrease) in accrued liabilities ........     92,109            637        (56,553)
     Increase in customer deposits .....................    380,000           --             --
                                                          ---------      ---------      ---------

Net cash provided/(used) in operating activities .......     96,571       (309,816)      (757,484)
                                                          ---------      ---------      ---------

CASH FLOWS FROM INVESTING ACTIVITIES:

Capital expenditures ...................................     (5,289)       (34,593)      (172,180)
Proceeds from sale of fixed assets .....................       --           46,000           --
Decrease  in escrow ....................................       --             --          312,811
                                                          ---------      ---------      ---------

Net cash provided/(used) by investing activities .......     (5,289)        11,407        140,631
                                                          ---------      ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from surrendering whole life policy ...........       --             --          402,785
Principal payments on long-term borrowings .............       --           (8,481)       (32,648)
                                                          ---------      ---------      ---------

Net cash provided by (used in)
     financing activities ..............................       --           (8,481)       370,137
                                                          ---------      ---------      ---------

Net (decrease)/ increase in cash and cash equivalents ..     91,282       (306,890)      (246,716)
                                                          ---------      ---------      ---------

Cash and cash equivalents at beginning of period .......     14,486        321,376        568,092
                                                          ---------      ---------      ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD .............  $ 105,768      $  14,486      $ 321,376
                                                          =========      =========      =========

                                     SEE ACCOMPANYING NOTES TO
                                       FINANCIAL STATEMENTS.

                        BIOSEARCH MEDICAL PRODUCTS, INC.
                          NOTES TO FINANCIAL STATEMENTS

1. LIQUIDITY

The Company's financial statements have been presented on the basis that the Company is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company had recurring losses from continuing operations of $850,976 in 1998 and $556,210 in 1997.

There is no assurance that the Company's revenue from its OEM strategic alliances or niche surgical and biofeedback products will reach volumes to which long-term operations can be conducted.

Management believes that the Company's financial condition at December 31, 1998 represents an uncertain base to conduct current operations. The Company's ability to continue as a going concern is dependent upon its success at generating sufficient cash flow or obtaining additional financing as required to meet its long-term obligations, support its working capital needs and curtail the ongoing losses by generating profitable revenue levels. The Company had no available line of credit established at December 31, 1998. On February 25, 1999 the Company signed an agreement with C.R.Bard to sell its worldwide exclusive rights to the Company's technology for coating intermittent urinary catheters for $400,000 and sold its related machinery for $250,000. The parties also reached an agreement, whereby the Company has offered to manufacture and coat intermittent urinary catheter components for C.R.Bard until such time as it decides to perform these operations themselves. Proceeds of this transaction have increased the working capital of the Company, however it is not significant enough to warrant a change in managements belief as to the financial condition of the Company.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS - Biosearch Medical Products, Inc. (the "Company") is a U.S. based corporation whose principal lines of business are in contract manufacturing and distributing, under its own label of medical devices. The Company is an OEM manufacturer for various medical product companies and manufactures and distributes its own line of endoscopic products to hospitals, through a network of dealers, both domestic and international.

Credit is granted to substantially all customers.

REVENUE RECOGNITION - The Company recognizes all revenues when the product is shipped. Customers have the right to return merchandise only in the event of product defects and then only upon approval by the Company. These policies apply to distributors, OEM customers and direct sales customers. OEM sales represent approximately 73% of the Company's total revenues, distributors amount to approximately 12% and the balance are direct sales. Customer returns were approximately $10,000 and $5,000 for the years ending December 31, 1998 and 1997 respectively.

ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS - The Company considers all short-term investments with maturities of three months or less at the date of purchase to be cash equivalents. Cash and cash equivalents include money market funds and short-term treasury bills. The Company, at December 31, 1998 and 1997 and periodically throughout the years, has maintained balances in various operating and money market accounts in excess of federally insured limits.

PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the related assets.

INVENTORIES - Inventories are valued at the lower of cost, determined by the first in, first out method, or market.

Cost includes materials, direct labor and manufacturing overhead.

RESEARCH AND DEVELOPMENT CONTRACTS - The Company recognizes revenue on research and development contracts on the completed contract method. The related costs are capitalized at inception until the completion of the contract. Anticipated losses on contracts are recorded in the period they become known.

ADVERTISING COSTS - Advertising costs are expensed as incurred and totaled approximately $1,500, $1,400 and $24,000 for the years ended December 31, 1998, 1997 and 1996 respectively.

STOCK OPTION PLAN - The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB25) and related interpretations in accounting for its employee stock options. Under this method, compensation cost is measured as the amount by which the market price of the underlying stock exceeds the exercise price of the stock option at the date at which both the number of options granted and the exercise price are known.

LOSS PER COMMON SHARE - Effective for the Company's financial statements for the year ended December 31, 1997, the Company adopted Statement of Financial Accounting Standards No. 128, "Earnings per Share" (SFAS 128). SFAS replaces the presentation of primary earnings per share ("EPS") and fully diluted EPS with a presentation of basic EPS and diluted EPS, respectively. Basic EPS excludes dilution and is computed by dividing earnings available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS assumes conversion of dilutive options and warrants, and the issuance of common stock for all other potentially dilutive equivalent shares outstanding. All potentially dilutive equivalent shares outstanding are anti-dilutive for all periods. The adoption of SFAS 128 did not have a material effect on the Company's reported EPS amounts.

3. INVENTORIES

                                                             DECEMBER 31,
                                                    ---------------------------
                                                      1998              1997
                                                    ---------         ---------
          Finished goods .......................    $  96,263         $  95,992
          Work-in-process ......................       61,915           140,271
          Raw materials ........................      139,435           135,749
                                                    ---------         ---------
                                                    $ 297,613         $ 372,012
                                                    =========         =========

4. PROPERTY, PLANT  AND EQUIPMENT

                                                           DECEMBER 31,
                                                  ------------------------------        ESTIMATED
                                                     1998                1997          USEFUL LIVES
                                                  -----------        -----------       ------------
          Land .................................  $      --          $   137,182
          Buildings and improvements ...........         --            1,667,355         40 years
          Machinery and equipment ..............    1,919,410          1,915,249         3 - 10 years
          Furniture and fixtures ...............      520,990            519,862         5 years
                                                  -----------        -----------
                                                  $ 2,440,400        $ 4,239,648
                                                  ===========        ===========

Depreciation and amortization charged to income was $60,271, $91,279 and $90,862 in 1998, 1997 and 1996, respectively.

The Company entered into an agreement with Hydromer Inc., a related party, through a common non-majority stockholder for the sale and lease back of their facility. The lease is classified as an operating lease in accordance with SFAS No. 13 "Accounting for Leases". As of June 12, 1998, the building, land and improvements with a net book value of $1,144,023 have been removed from the balance sheet, and the loss realized on the sale transaction of $294,022 has been deferred as prepaid rent and is being charged of to rent expense over the lease term of 36 months. The lease requires no other rental payments.

In conjunction with the above transaction, the following noncash activity took place:

Net book value of the building sold ...........................                 $1,144,023

Noncash consideration

         Direct payoff of mortgage debt by buyer ..............  $  691,041
         Direct payoff of accrued mortgage interest by buyer ..      31,378
         Additional mortgage fees paid by buyer ...............     108,151
         Reduction of amount due to buyer for royalties .......      18,730
                                                                                   850,000
                                                                                ----------

Loss on sale of building (treated as prepaid rent) ............                 $  294,022
                                                                                ==========

5. LONG-TERM DEBT

                                                      DECEMBER 31,
                                                  -------------------
                                                    1998       1997
                                                  -------    --------

Note payable originally due April 1, 2007 ..      $  --      $691,041
Less current maturities .....................        --       691,041
                                                  -------    --------
Long-term debt .............................      $  --      $   --
                                                  =======    ========

The Company extinguished debt from the proceeds of the sale of the property (Note 4.) The Company used the proceeds to pay the debt relating to the building and with this transaction the Company is debt free and all judgements have been dismissed

6. SAVINGS AND INVESTMENT PLANS

In May 1988, the Company established a contributory 401(k) plan for all eligible employees. However, in April 1991, the Company's Board of Directors indefinitely suspended the Company's contribution primarily due to the Company's adverse profit performance. The Company pays the cost of administering the plan which totaled approximately $7,000 per year for 1998, 1997 and 1996, respectively.

7. INCOME TAXES

Deferred tax attributes resulting from differences between financial accounting amounts and tax bases of its assets and liabilities at December 31, follow:

                                                         1998            1997
                                                      ----------     ----------
Current assets and liabilities:

     Allowance for doubtful accounts ............     $    4,000     $    4,000
     Inventory valuation reserve ................         88,000        103,000
     Inventory overhead capitalization ..........           --             --
                                                      ----------     ----------
                                                          92,000        107,000
     Valuation allowance ........................         92,000        107,000
                                                      ----------     ----------
         Net current deferred tax assets ........     $     --       $     --
                                                      ==========     ==========


     Non current assets and liabilities:

     Depreciation ...............................        458,000         89,000
     Net operating loss carry forward ...........      4,084,000      3,987,000
     Alternative minimum tax credit carry forward         60,000         60,000
     Investment tax credit carry forward ........        182,000        182,000
                                                      ----------     ----------
                                                       4,784,000      4,318,000

     Valuation allowance ........................      4,784,000      4,318,000
                                                      ----------     ----------

     Net non current deferred tax asset .........     $     --       $     --
                                                      ==========     ==========

The provision for income taxes consists of the following for the years ended December 31:

                                         1998           1997           1996
                                      ---------      ---------      ---------
Current tax expense ...............   $    --        $    --        $    --
Deferred tax benefit ..............    (481,000)      (485,000)      (504,000)
Net change in valuation allowance..     481,000        485,000        504,000
                                      ---------      ---------      ---------
                                      $    --        $    --        $    --
                                      =========      =========      =========

The statutory income tax rate differs from the effective tax rate used in the financial statements for the years ended December 31, 1998, 1997 and 1996 as a result of current year net operating losses, the benefit of which has not been recognized in the current year.

The investment tax credit carry forward expires in various years through 2000.

As of December 31, 1998, the Company had available the following net operating loss carry forwards for tax purposes:

  Expiration Date:
Year ending December 31,                      Federal                  State
------------------------                   -----------              -----------
        1998 ...........................          --                $ 1,439,000
        1999 ...........................          --                  1,707,000
        2000 ...........................          --                    295,000
        2002 ...........................          --                    939,000
        2003 ...........................   $ 1,374,000                1,091,000
        2004 ...........................     2,183,000                  631,000
        2005 ...........................       195,000                     --
        2006 ...........................     1,637,000                     --
        2007 ...........................     1,739,000                     --
        2008 ...........................       316,000                     --
        2010 ...........................       938,000                     --
        2011 ...........................     1,092,000                     --
        2012 ...........................       631,000                     --
        2013 ...........................       887,000                     --
                                           -----------              -----------
                                           $10,992,000              $ 6,989,000
                                           ===========              ===========

8. SUPPLEMENTAL CASH FLOW INFORMATION

Cash payments during 1998, 1997 and 1996 for interest were approximately $22,427, $83,275 and $85,063, respectively. There were no cash payments for income taxes during 1998, 1997 and 1996.

9. STOCK OPTIONS AND STOCK AWARDS

STOCK OPTIONS

During 1994, 133,515 five-year stock options were granted to employees in continued recognition of a wage freeze and service time. The options reflect a market price on the date of the grant of $.50 per share which vested in one-third portions per year over three years of continued employment beginning April 6, 1994. Additionally, 32,000 five-year stock options were granted to board members and 5,000 options were granted to a product development consultant reflecting a price of $.50 per share, and 600 five year options granted to a certain officer of the Company at $.60 per share. These shares were also priced at the per share market value on the date of the grant. A total of 171,115 shares were granted in 1994. At December 31, 1997, 84,015 shares remain reserved which is net of the expirations attributed to employment terminations.

During 1996, 8,000 five-year stock options were granted to a new board member at $.30 per share. At December 31, 1998 all 8,000 shares remain reserved.

During 1997, 200,043 five-year stock options were to key employees in continued recognition of a wage freeze and service time. The options reflect a market price on the date of the grant of $.19 per share. Additionally, 8,000 five-year stock options were granted to a new board member reflecting a price of $.17 per share. A total of 208,043 were granted in 1997. At December 31, 1998 all 208,043 shares remain reserved.

During 1998, 18,000 five year stock options were to two key employees in continued recognition of a wage freeze and service time. The options reflect a market price on the date of the grant of $.19 per share. Additionally 33,000 five year options were granted to board members for past service and for agreeing to accrue board member fees. These options replace all previous options granted to these board members. At December 31, 1998 all 51,000 shares remain reserved.

Pro forma information regarding net income and earnings per share has been determined as if the Company had accounted for its employee stock options under the fair value method. The fair value for these options was estimated at the date of the grant using a Black-Scholes option pricing model with the following weighted-average assumptions for 1998 and 1997; respectively: risk free interest rates of 5.68% and 5.53%; dividend yields of 0% and 0%; volatility factors of the expected market price of the Company's common stock of 107% and 174%; and a weighted-average expected life of the options of 5 years.

The Black-Scholes option value model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows:

                               1998               1997                 1996
                             ---------        ----------            -----------
Pro forma net loss .....     $(860,666)       $(593,510)             $(885,868)

Pro forma loss per share
Basic ..................         $(.39)           $(.27)                 $(.40)
Diluted ................         $(.39)           $(.27)                 $(.40)

There was no compensation expense recorded from stock options for the years ended December 31, 1998, 1997 and 1996.

A summary of the Company's stock option activity, and related information for the years ended December 31, follows:

                                              Number of
                     -----------------------------------------------------------
                     Options    Weighted-Average   Exercisable  Weighted-Average
                      (000)      Exercise Price       (000)      Exercise Price
                     -------    ----------------   ------------ ----------------
Outstanding -
December 31,1996..     148           $.67              148          $.67

   Granted .......     208            .19
   Exercised .....      --             --
   Terminated ....     (40)           .19

Outstanding -
December 31,1997..     316           $.29              316          $.29

    Granted ......      51           $.19
    Exercised ....      --             --
    Terminated ...     (16)           .50

Outstanding -
December 31,1998..     351           $.27              351          $.27


Weighted-average fair
value of options granted
during the year December 31:            1998                     1997
                                        ----                     ----

     Where exercise price
     equals stock price ..............  $.19                     $.18

     Where exercise price
     equals stock price ..............  $ --                     $ --

     Where exercise price
     equals stock price .............   $ --                     $ --


Following is a summary of the status of stock options outstanding at December 31, 1997.

             Outstanding Options                                        Exercisable Options
------------------------------------------------         -------------------------------------------------
                                    Weighted
                                     Average               Weighted                           Weighted
  Exercise                         Remaining                Average                            Average
Price Range       Number        Contractual Life         Exercise Price        Number       Exercise Price
-----------      -------        ----------------         --------------       -------       --------------
$.19 - $.19       51,000           4.1 years                 $ .19             51,000           $ .19
$.17 - $.19      208,043           3.8 years                 $ .19            208,043           $ .19
$.30 - $.30        8,000           2.4 years                 $ .30              8,000           $ .30
$.50 - $.50       84,015           0.3 years                 $ .50             84,015           $ .50

STOCK AWARDS

During 1998, 1997 and 1996 the Company awarded shares of common stock to certain employees for five and ten years of continued employment. The common stock awarded was issued without any restrictions from the Company's treasury stock. The related compensation expense is recorded in selling, general and administrative expense.

10. RELATED PARTY TRANSACTIONS

In 1982 the Company entered into an exclusive, world-wide, royalty free license with Hydromer, Inc. to use Hydromer coating on its enteral feeding products. In 1991, the Company entered into a license agreement, as amended, with Hydromer for the use of certain patents to coat products which were not included in the royalty-free license, specifically the products are for pancreatic and biliary stents, hemostatic coagulation probes and an introducer catheter device. Manfred
F. Dyck, President and Chief Executive Officer of the Company, is also a major stockholder, President and Chief Executive Officer of Hydromer, Inc.

Mr. Dyck has an employment agreement with the Company which provides a minimum annual salary of $192,500, and a 6-month notice of termination. Mr. Dyck was required to devote at least 90% of his business time to the affairs of the Company. On January 1, 1993 the Company and Mr Dyck agreed that his annual salary would be reduced to $96,500 and he would be required to work on a part time basis of three days per week. On June 4, 1994 Mr. Dyck's salary was increased to the full time amount of $193,000 per year. In December 1994 as a part of a cost reduction plan, Mr Dyck voluntarily agreed to a salary reduction to $150,000. On February 5, 1997 Mr. Dyck presented the Board with a cost reduction program which resulted in his salary being voluntarily reduced to $95,000 per year based on a three day work week. On May 5, 1998 by consent and agreement, Mr. Dyck's salary was amended to $95,000 accrued not paid. He agreed to be removed as President, but retained the title of Chairman and CEO. Mr. Martin C. Dyck, son of Mr. Dyck was appointed President.

In June of 1998 the Board passed a resolution providing that in event of change of control to one entity or more than one entity acting in concert, key employees are to be immediately paid a percentage of their yearly salary. Mr. Martin C. Dyck is to be paid one years salary and Mr. Keller, a Vice President and the Treasurer is to be paid 25% of a years salary. Four other key employees are to be paid 25% of their salary. The total payment if made on December 31,1998 would have been $136,000. On May 12, 1999 at a special board meeting to consider the offer made by Hydromer Inc. to exchange $0.20 for each common share of the Company, Mr. Martin C. Dyck waived this change of control payment ($72,000) in lieu of an offer by Hydromer of the position Vice President at a salary of $110,000 per year and an option to purchase 10,000 Hydromer shares at a price equal to the last five day average market price on the day of closing of the exchange transaction (see Proposal II.)

On December 30, 1998 the Company paid Martin C. Dyck $8,492 representing salary earned but not paid and on March 4, 1999 the Company paid the Directors as a group $70,500 representing directors' fees earned but not previously paid. On March 11, 1999 the amount of $76,730 owed to Manfred F. Dyck. CEO for salary accrued was paid. On March 17, 1999 the Board agreed to continue to accrue directors' fees and Manfred F. Dyck agreed to a continued accrual of his salary.

Each director of the Company is entitled to receive compensation in the amount of $750 for each meeting of the Board of Directors attended either in person or telephonically, and $200 for each specially called telephonic conference meeting. In March of 1999 and until further notice the Board has agreed to accrue, but not pay Directors' fees.

The Company, during 1998 was a party to various transactions with Hydromer, Inc. Hydromer provides the Company with chemicals and analytical services. In 1998 the Company purchased approximately $35,000 worth of goods and services from Hydromer and billed Hydromer for approximately $26,000 for services and out of pocket expenses incurred on its behalf (the Company provides secretarial services to Hydromer at $500 per month. The Company has served as a subcontractor of Hydromer to provide coating services on various products using the chemicals made by Hydromer. The prices that the Company charges to Hydromer are equal to those prices it would charge any third party for like services. The Company paid $38,900 to Hydromer for patent licenses that expired or were terminated in March of 1998.

The Company, during 1997 was party to various transactions with Hydromer, Inc. Hydromer provides the Company with chemicals and analytical services. In 1997 the Company purchased approximately $40,000 worth of goods and services from Hydromer and billed Hydromer for approximately $77,000 for services, out of pocket expenses incurred on its behalf, the purchase of a curing oven for $46,000 and rented some space at Biosearch for $19,000. This arrangement for space was terminated in late 1997 and the oven was removed and reinstalled at Hydromer's production facility. The Company paid Hydromer $29,000 representing a minimum royalty fee for a patent/know how license concerning the Hydromer coatings and accrued an additional $26,875 for royalties due but not paid. In late 1997 Hydromer and Biosearch entered into a secrecy agreement whereby the Officers of Hydromer were granted access to the non-public records of Biosearch to explore any possible business relationships or ventures.

On March 31, 1998 the Company and Hydromer entered into a contract of sale whereby, Hydromer agreed to purchase the Company's building and land at a price of $850,000 and a three year lease-back to the Company of 16,000 square feet (approximately 2/3 rds. of the building). The parties valued the lease at $346,500. The transaction was closed on June 12, 1998. Since then the parties have shared various costs in accordance with the terms of the lease. The Company believes that the terms of the foregoing arrangement are fair and equitable to both parties.

As of April 20, 1998, as a part of a cost reduction, the General Counsel was employed by the Company on a part time basis of one day per week. The remaining four days are spent as the General Counsel of Hydromer. In the event of a conflict between the Company and Hydromer, outside counsel is used.

In September of 1998, Hydromer expressed interest in acquiring the stock of the Company in a stock exchange at six shares of Biosearch stock for each one share of Hydromer and conditioned on certain liabilities of Biosearch being eliminated. The Board of Directors (Manfred F. Dyck, not taking part in the decision) was of the opinion that the stated terms might not be in the best interest of the stockholders. In March of 1999 the Directors sought the advice of an evaluation expert to render a fairness opinion. In April 1999, Hydromer again expressed their interest to exchange each Biosearch share for a payment of $0.15. In addition there were other conditions which the board found to be burdensome on certain employees. On May 10, 1999 Hydromer, Inc revised its offer and at a special meeting of the Board of Directors, held on May 12, 1999 the Board approved the offer and directed that it be presented to the stockholders for a vote. A PLAN OF EXCHANGE was thereafter approved at the regular Board meeting held on May 27, 1999 (see Proposal II)

In the latter part of 1998 the Company and Hydromer formed a Y2K joint task force to assess the effect of the Y2K problem would have on the facilities, jointly occupied. The companies are devising a plan that in the opinion of the management of the Company will be less expensive to implement than any plan implemented alone by the Company.

On February 25, 1999 the Company closed a transaction with C.R.Bard, Inc. which transferred the Company's process coating technology and a coating machine pertaining to intermittent urinary catheters for the sum of $650,000. On the same date, Hydromer closed a transaction which licensed the right to use Hydromer's coating for the same device. Biosearch's contract had a condition whereby, the closing was conditioned on the Hydromer transaction closing at the same time. Outside counsel was used to represent the interests of Hydromer, because of a potential conflict.

In July 1999 Mr. Robert C. Keller , V.P. and CFO of Biosearch was appointed as Principal Accounting Officer of Hydromer, Inc. on a part time basis to oversee the accounting staff and to comply with Generally Accepted Accounting Principles.

Manfred F. Dyck, CEO of the Company and his wife Ursula M. Dyck are also directors of Hydromer. Mr. Manfred Dyck is the President and CEO of Hydromer. In total they hold 42% (on a fully diluted basis) of the capital stock of Hydromer. Their son, Martin C. Dyck, who is president of the Company, owns 46,152 shares or 1.1% of Hydromer stock.

11. COMMITMENTS AND CONTINGENCIES

As part of our sale to Sherwood Medical in 1994, the Company had a supply agreement with Sherwood in which we agreed to manufacture and supply all product purchased by Sherwood at cost plus 10% from May 1994 to the end of 1997. There was also a covenant not to compete for five years starting with the signing of the agreement in May 1994 and expiring in May 1999.

12. SEGMENT INFORMATION AND CREDIT CONCENTRATION

The Company considers that its products and services compete in the business segment of the "Medical Device" industry involving research, development, manufacturing and sale.

Sales of the Company's products to specific customers may, at times, be significant to the overall revenues of the Company. During 1998 and 1997, Sherwood Medical Company accounted for approximately 1% and 27% of the Company's revenues, respectively, and there is no receivable at December 31,1998 and it was approximately 3% of accounts receivables in 1997. Smith Industries Medical Systems/Portex Ltd. (SIMS) accounted for approximately 49% and 36% of revenues in 1998 and 1997 and 0% and 71% of accounts receivable at December 31, 1998 and 1997. All purchase orders were completed and no additional orders were received from SIMS after June, 1998. C.R.Bard revenues accounted for approximately 19% and 12% of the Company's total revenues during 1998 and 1997 respectively, and approximately 25% and 9% of accounts receivable at December 31,1998 and 1997.No other single customer accounted for more than 10% of the Company's revenue in 1998, 1997, or 1996. International sales were $725,000 in 1998 and $916,000 in
1997, of which sales to the United Kingdom amounted to 83% and 76% respectively. All foreign sales are conducted in United States dollars. There are no foreign currency transactions.

13. RESEARCH AND DEVELOPMENT

Research and development costs are expensed as incurred. Such expenses were approximately $0, $2,000 and $38,000 in 1998, 1997 and 1996 respectively. The Company may, from time to time, utilize certain physicians and surgeons, who are recognized in their field of expertise, for product development and evaluations. Remunerations to these medical professionals for their efforts may be in the form of royalties contingent on the products being subsequently marketed and revenue streams generated. The cost of such royalties is expensed as incurred in selling, general and administration expense.

14. YEAR 2000 ISSUE

In 1998 the Company formed a Y2K committee of its CEO, President and two Vice Presidents and members of Hydromer Inc. (a related party) with whom they share facility space. The committee has conducted a review of its computer system and products to identify what could be affected by the Year 2000 Issue. They do not believe there are any products, hardware nor software that will be affected except for the Company's System 36 software which may not perform the Year 2000 calculations correctly. The committee believes that by converting to a new software , the Year 2000 Issue will not pose significant operational problems for the Company's computer system.

In addition to Year 2000 software and equipment implementation activities, the Company intends to contact major suppliers to assess their compliance. The Company cannot assess the effect of Year 2000 programs implemented by their customers and suppliers.

The Company has adopted a worse case scenario and has formulated plans to preserve its property and business. The Company intends on delaying shipments during January 2000 due to possible malfunctions caused by the Year 2000 Issue; however, they anticipate being able to supply their customers with sufficient products prior to this date to cover their needs beyond January 2000. While the costs of planning for the Year 2000 scenario may not have a material impact on the Company, the four week loss of operations is likely to materially impact its business.

15. NEW ACCOUNTING STANDARDS
DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("SFAS 133"), "Accounting for Derivative Instruments and Hedging Activities". SFAS 133 establishes accounting and reporting standards for derivatives as other assets or liabilities and measures them at fair value. Under certain conditions, the gains or losses from derivatives may be offset against those from the items the derivatives hedge against. Otherwise, gains and losses from derivatives are recognized currently in the results of operations. The Company will adopt SFAS 133 in the fiscal year ending December 31, 1999. Adoption of this statement is not anticipated to have a material effect on the Company's financial position or results of operations.

16. SUBSEQUENT EVENT

In February 1999, the Company signed an agreement to sell its worldwide exclusive rights to the Company's intermittent urinary catheter coating technology for $400,000 and its related machinery for $250,000 (Note 1).


                                  (continued)

                                     PART I

                          ITEM I - FINANCIAL STATEMENTS

                        BIOSEARCH MEDICAL PRODUCTS, INC.

                            CONDENSED BALANCE SHEETS

                                     ASSETS

                                            SEPTEMBER 30      DECEMBER 31
                                                1999            1998(1)
                                            ------------      -----------
                                              UNAUDITED

CURRENT ASSETS:

Cash and cash equivalents ..........          $ 10,206          $105,768
Trade receivables ..................           213,366            78,751
Inventories (note 2) ...............           404,366           297,613
Other assets .......................           182,874           256,127
                                              --------          --------

TOTAL CURRENT ASSETS ...............           810,812           738,259

PROPERTY, PLANT AND EQUIPMENT, (NET)            81,837           152,887

OTHER ASSETS .......................             3,251             5,862
                                              --------          --------

TOTAL ASSETS .......................          $895,900          $896,998
                                              ========          ========

(1) - Derived from audited financial statements.

                                   (continued)

                                BIOSEARCH MEDICAL PRODUCTS, INC.

                                    CONDENSED BALANCE SHEETS
                                           (CONTINUED)

                              LIABILITIES AND SHAREHOLDERS' EQUITY

                                                            SEPTEMBER 30           DECEMBER 31
                                                               1999                   1998(1)
                                                            ------------           ------------
                                                             UNAUDITED
CURRENT LIABILITIES:

Customer deposit ...................................        $       --             $    380,000
Accounts payable ...................................             390,439                253,498
Accrued liabilities ................................              77,582                174,330
                                                            ------------           ------------

TOTAL CURRENT LIABILITIES ..........................             468,021                807,828

LONG-TERM DEBT (NOTE 3) ............................                --                     --
                                                            ------------           ------------

TOTAL LIABILITIES ..................................             468,021                807,828
                                                            ------------           ------------


SHAREHOLDERS' EQUITY:
Common stock, no par value;  5,000,000
  shares authorized; issued  2,202,878
  at September 30, 1999, and at December 31, 1998...          11,129,954             11,129,954

Accumulated deficit ................................         (10,670,836)           (11,009,545)

Treasury stock, at cost;  7,920 shares
  at September 30, 1999 and at December 31, 1998....             (31,239)               (31,239)
                                                            ------------           ------------

TOTAL SHAREHOLDERS' EQUITY .........................             427,879                 89,170
                                                            ------------           ------------

                                                            $    895,900           $    896,998
                                                            ============           ============

(1) - Derived from audited financial statements.


                               See accompanying notes to unaudited
                                 condensed financial statements.

                                  BIOSEARCH MEDICAL PRODUCTS, INC.

                                 CONDENSED STATEMENTS OF OPERATIONS
                                             UNAUDITED

                                           THREE MONTHS ENDED                NINE MONTHS ENDED
                                              SEPTEMBER 30                      SEPTEMBER 30
                                      ---------------------------     ----------------------------
                                          1999            1998           1999             1998
                                      -----------     -----------     -----------     ------------

Revenues, net ....................    $   370,685     $   186,169     $ 1,087,160     $  1,171,351

Cost of goods sold ...............        318,243         223,683         874,156          974,765
                                      -----------     -----------     -----------     ------------

Gross profit .....................         52,442         (37,514)        213,004          196,596

Selling, general and
administrative costs .............        202,577         211,274         616,186          637,334
                                      -----------     -----------     -----------     ------------

Operating loss ...................       (150,135)       (248,788)       (403,182)        (440,737)

Other income/(expense):
Interest expense .................           --              --              --            (22,427)
Other, net .......................             10           5,000         150,632            6,886

Gain on sale of fixed assets
  and technology .................           --              --           591,259            --
                                      -----------     -----------     ------------    ------------

                                               10           5,000         741,891          (15,541)
                                      -----------     -----------     -----------     ------------

Pre-tax net income (loss) ........       (150,125)       (243,788)        338,708        (456,278)

Federal income taxes

NET INCOME/(LOSS) ................    $  (150,125)    $  (243,788)    $   388,708     $   (456,278)
                                      ===========     ===========     ===========     ============


NET INCOME/(LOSS) PER COMMON SHARE    $      (.07)    $      (.11)    $      . 15     $       (.21)
                                      ===========     ===========     ===========     ============


WEIGHTED AVERAGE NUMBER
OF COMMON SHARES .................      2,202,878       2,202,878       2,202,878       2,202,878
                                      ===========     ===========     ===========     ===========

                                     See accompanying notes to
                              unaudited condensed financial statements

                            BIOSEARCH MEDICAL PRODUCTS, INC.
                           CONDENSED STATEMENTS OF CASH FLOWS
                                        UNAUDITED

                                                                  NINE MONTHS ENDED
                                                                     SEPTEMBER 30
                                                                ------------------------
                                                                   1999          1998
                                                                ---------     ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net income .................................................    $ 338,708     $(456,278)

Adjustments to reconcile net income to net cash used in operating activities:

Depreciation and amortization ..............................       24,426        49,394
(Gain) on sale of fixed assets and technology...............     (591,259)         --

     Sub total .............................................     (566,833)       49,934
                                                                ---------     ---------

CHANGES IN ASSETS AND LIABILITIES:

(Increase)/decrease in accts receivable ....................     (134,615)      236,349
(Increase/decrease in inventory ............................     (106,752)       17,820
Decr/(incr) in other current assets ........................       73,253        33,534
Increase in other assets ...................................        2,611        (3,071)
Increase)/(decrease) in accts payable ......................      136,941       (58,739)
Increase/(decrease) in other liabilities ...................      (96,747)      245,000
Increase/(decrease) in customer deposits ...................     (180,000)       47,103
                                                                ---------     ---------

     Sub total .............................................     (305,309)      517,996
                                                                ---------     ---------

Total adjustments ..........................................     (872,142)      567,390
                                                                ---------     ---------

Net cash provided by operating activities ..................     (533,434)      111,112
                                                                ---------     ---------

CASH FLOWS FROM INVESTING ACTIVITIES:

Capital expenditures .......................................      (12,128)       (3,488)
Proceeds from sale of Equipment & technology ...............      450,000          --


Net cash used by investing activities ......................      437,872        (3,488)

Cash flows from financing activities:

     Principle payments on long-term borrowings ............         --            --

Net cash used in financing activities ......................         --            --

Net (decrease)/increase in cash & cash equivalents..........      (95,562)      107,624

Cash & cash equivalents at beginning of period..............      105,768        14,486
                                                                ---------     ---------

Cash & cash equivalents at end of period ...................    $  10,206     $ 122,110
                                                                =========     =========

                                See accompanying notes to
                        unaudited condensed financial statements

                        BIOSEARCH MEDICAL PRODUCTS, INC.

                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                    UNAUDITED

1. BASIS OF PRESENTATION

The accounting policies followed by the Company are set forth in Note 1 of Notes to Condensed Financial Statements in the 1998 Annual Report on Form 10-KSB.

In the opinion of the management of the Company, the accompanying condensed financial statements contain only normal and recurring adjustments necessary for the fair presentation of the Company's financial position as of September 30, 1999 and the results of operations for the three month periods and nine month periods ended September 30, 1999 and September 30, 1998 and the statement of cash flows for the nine month periods September 30, 1999 and September 30, 1998.

The results of operations for the three month periods and nine month periods ended September 30, 1999 are not necessarily indicative of the results to be expected for a succeeding quarter or for the full year.

2.   INVENTORIES

                                          SEPTEMBER 30, 1999   DECEMBER 31, 1998
                                          ------------------   -----------------
                                              UNAUDITED

Finished Goods ........................        $129,397            $ 96,263
Work In Process .......................          84,917              61,915
Raw Materials .........................         190,052             139,435
                                               --------            --------

                                               $404,366            $297,613
                                               ========            ========

3.  OTHER INCOME

In February 1999 the Company reached an agreement with C.R.Bard where they purchased the worldwide exclusive rights to the coating technology for intermittent urinary catheters and related equipment for $650,000. The machine had a net book value of $58,741 creating a gain on the sale of $591,259. The Company received $450,000 in cash and applied a $200,000 deposit received earlier to the purchase price.

On June 7, 1999 entered into an agreement with Applied Medical Resources in which they were granted a perpetual, non exclusive, worldwide license for using the Company's Licensed Technology for the sum of $150,000. The entire amount was booked as other income.

4. COMMITMENTS AND CONTINGENCIES

There are no claims or actions against the Company which will materially effect its financial statements.

SELECTED FINANCIAL DATA


OPERATIONS DATA
                                                              YEARS ENDED DECEMBER 31,
                                       NINE MONTHS ENDED  -------------------------------
                                      SEPTEMBER 30, 1999    1998       1997        1996
                                      ------------------  -------     -------     -------
                                           (IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
Revenues ...........................       $ 1,087          1,295       1,936       2,649

Gross profit .......................           213             24         399         410

Loss from operations ...............          (403)          (835)       (493)       (813)
(Loss)/earnings
before extraordinary item ..........           339           (851)       (556)       (884)
Extraordinary item .................          --             --          --          --

Federal Income Tax .................          --             --          --          --
                                           -------        -------     -------     -------

Net(loss)/income ...................       $   339        $  (851)    $  (556)    $  (884)
                                           =======        =======     =======     =======

INCOME (LOSS) PER COMMON SHARE FROM:
Continuing operations
before extraordinary item ..........       $  0.15        $  (.39)    $  (.25)    $  (.40)
Extraordinary item .................          --             --          --          --
                                           -------        -------     -------     -------

Net income/(loss) ..................       $  0.15        $  (.39)    $  (.25)    $  (.40)
                                           =======        =======     =======     =======

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES ...................         2,203          2,203       2,203       2,203


BALANCE SHEET DATA (IN THOUSANDS)

                          SEPTEMBER 30, 1999      1998      1997      1996
                          ------------------     ------    ------    ------

Total assets ...........        $  896           $  897    $2,117    $2,513
Current maturities of
long-term debt .........        $ --             $ --      $  691    $   37
Long-term debt .........        $ --             $ --      $ --      $  663

              NOTE: THE COMPANY HAS NOT PAID A DIVIDEND DURING THE
                 THREE (3) YEAR PERIOD ENDED DECEMBER 31, 1998.

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Results of Operations

Revenues during the nine months ended September 30, 1999 and the years ended December 31,1998, 1997 and 1996 were $1,087,160, $1,294,838, $1,936,171 and
$2,648,719 respectively. Revenues declined by $84,191 versus the same nine month period in 1998. 1998 revenues declined by $641,333 versus 1997 and $712,578 versus 1996 due primarily to the end of the supply agreement with Sherwood Medical in early 1997 because of the complete internalization of all manufacturing of the medical devices purchased from the Company in 1994 and the loss of the Smith Industries Medical Systems/Portex intermittent urinary catheter business due to internal problems at SIMS/Portex when the Company was notified that no additional purchase orders would be forthcoming for at least another year and all purchase orders were completed in June 1998. The Company entered into an agreement with C.R.Bard to sell the worldwide exclusive rights to the coating technology and the related coating machine for $650,000. With this agreement the Company also agreed the leaseback of the machine at $10 per month for the length of the license and supply agreement and also agreed to manufacture and ship intermittent urinary catheters to C.R.Bard, United Kingdom at an agreed price until they decide to manufacture the product themselves. The Company has no contractual relationship with C.R. Bard's subsidiary. Catheters are shipped to the addressed requested by C.R. Bard, U.S.A. The decline in sales was partially offset by our OEM sales to new customers, Wilson-Cook Medical and U.S. Endoscopy Group, for which we manufacture our bi-polar coagulation probe. During June 1999, the Company entered into an agreement with Applied Medical Resources in which it granted a perpetual, non exclusive, worldwide license for using the Company's Licensed Technology for the sum of $150,000.

Gross profit during the nine months ended September 30,1999 and the years ended December 31, 1998, 1997 and 1996 was 19.6%,1.8%, 20.6% and 15.5% of sales respectively. Our gross profit margins remained fairly constant through the past three years and the last none months with the exception of the year ending 1998 in which our gross profit margin dropped to 2% of sales. This was primarily due to the loss of revenue from SIMS during the year. SIMS abruptly notified the Company of an internal problem which caused them to discontinue ordering any additional urinary catheters for at least another year. This cause the Company to lay off personnel and shut down the urinary catheter coating operation at an additional cost to the Company. The revenues attained during 1998, because of this event were insufficient to cover the fixed manufacturing costs. Cost savings initiated in 1997, which included no wage increases, substantial salary cut taken by CEO, vacated positions not filled and a change from stocking product to building to order , offset the loss in revenues and helped to reduce the loss in gross profits.

Operating losses during the nine months ended September 30,1999 and the years ended December 31, 1998, 1997 and 1996 were $403,180, $835,455, $493,367 and
$812,788 respectively. The higher operating loss in 1998 over 1997 is primarily due to the significant drop in revenues in 1998 as discussed above offset by the cost savings attained during the year. Those cost savings amounted to $266,000 or 17% in manufacturing and $34,000 or 4% in selling and general administration. Had sales not declined as discussed above, the operating loss incurred in 1998 would be more in line with the results of 1997.

Interest expense declined by $62,000 during 1998 versus 1997 and was due primarily to the sale of the Company's property in June, 1998 which paid off the mortgage.

During the nine months ended September 30, 1999, the Company recognized a gain on the sale of fixed assets and technology of $591,259 due to the agreement with C.R.Bard entered into in February 1999, and recognized other income of $150,000 from an agreement entered into in June 1999 in which Applied Medical Resources was granted a perpetual, non exclusive, worldwide license for using the Company's Licensed Technology for certain urological products. Due to these extraordinary items, net income for the nine month ended September 30, 1999 was $ 338,708.

Liquidity and Capital Resources

During the nine months ended September 30,1999 and the years ended December 31, 1998,1997 and 1996 the cash drain on the Company has continued. Operating activities have used $533,434 during 1999 and $309,816 and $757,484 in 1997 and 1996. This was due primarily to the significant losses incurred during those years. During 1998 operating activities generated $96,571 due primarily to the Company's efforts to extend its liabilities as long as possible, collect its receivables as timely as possible and $380,000 in customer deposits received during the later part of 1998. The Company received $200,000 from C.R.Bard as payment for a standstill agreement in which the Company would not negotiate with any other entity,while negotiating the C.R.Bard agreement that was eventually entered into in February 1999. C.R.Bard, as part of the negotiations agreed to prepay the first purchase order for intermittent urinary catheters amounting to $180,000.

Due to the cash problems incurred, the Company's investing activities and financing activities were minimal. The only significant activity during this period was in 1999 when the Company sold its coating technology and the related coating machine to C.R.Bard. This transaction generated cash proceeds of $450,000. Also in 1996 the Company spent significant funds on building the intermittent urinary catheter coating machine and also improvements to the Company's building preparing for ISO 9000 certification. The funds used to accomplish this came from proceeds generated from surrending a whole life policy the Company owned on M.F.Dyck the CEO and the balance of money held in escrow as part of the sale of the feeding tube product line to Sherwood Medical in 1994. The final payments were received in 1996.

During 1998, the Company sold its property at 35 Industrial Parkway to Hydromer Inc., a related party, for $850,000 and a three year prepaid leaseback of two thirds of the facility. The Company used all proceeds from the sale to pay off all monies owed to Summit Bank and all judgements against the Company were dismissed.

In February 1999 the Company entered into an agreement with C.R.Bard were the Company granted world wide exclusive rights to the coating technology and the related coating machine for $650,000. The Company received $450,000 from C.R.Bard and the $200,000 deposited in 1998 was applied against the purchase price. The proceeds from the transaction were used to pay off certain liabilities due directors ($70,500) and officers ($76,730) which were deferred because of the Company's cash problems.

In June 1999 the Company entered into an agreement with Applied Medical Resources in which the Company granted a perpetual, non exclusive worldwide license for using the Company's Licensed Technology for the sum of $150,000. The proceeds from this transaction were used to reduce current liabilities.

EXHIBIT A (PLAN OF EXCHANGE)

                                PLAN OF EXCHANGE
                                 BY AND BETWEEN
                                 HYDROMER, INC.
                                       AND
                        BIOSEARCH MEDICAL PRODUCTS, INC.

This is a Plan Of Exchange ("PLAN") by and between Hydromer Inc., a corporation of the State of New Jersey ("HYDI " or "Acquiring Corporation") and Biosearch Medical Products, Inc. a corporation of the State of New Jersey ("BMP").

I.   PLAN OF EXCHANGE

     1.01. A PLAN by which the issued and outstanding common shares of BMP are acquired by HYDI and converted to a right to receive $0.20 per BMP share pursuant to the provisions of Chapter 10 of the New Jersey Business Corporation Act is adopted as follows:

          (a) On the EFFECTIVE DATE, all the issued and outstanding common shares of BMP shall be deemed to be acquired by HYDI.

          (b) On the EFFECTIVE DATE, each issued and outstanding common share of BMP shall be converted into a right to receive $0.20. Each holder of issued and outstanding BMP shares on the EFFECTIVE DATE shall be entitled to receive, upon surrender to HYDI or its transfer agent of a certificate or certificates representing such shares in accordance with such reasonable procedures and conditions with respect to such surrender as HYDI and BMP shall establish, a check for a cash amount representing that number of BMP shares surrendered multiplied by $0.20. Certificates for BMP shares not surrendered to HYDI shall, after the EFFECTIVE DATE, be deemed to represent such right to receive $0.20 for each BMP share represented by such certificate.

          (c) When this PLAN shall become effective, BMP shall continue its corporate existence as a wholly owned subsidiary of HYDI, and the Certificate of Incorporation of BMP, as existing on the EFFECTIVE DATE shall continue in full force and effect as the Certificate of Incorporation of BMP until altered, amended or repealed as provided in the Certificate or as provided by law.

          (d) Options to purchase shares of BMP which have an exercise price of less than $0.20 shall be redeemed by the payment to the holder of such option of the difference between the exercise price and $0.20. Options to purchase shares of BMP, which have an exercise price of greater than $0.20 shall be extinguished.

          (e) The Certificate of Incorporation of HYDI, as existing on the EFFECTIVE DATE, shall continue in full force and effect as the Certificate of Incorporation of the Acquiring Corporation until altered, amended or repealed as provided in the Certificate or as provided by law.

     1.02. The effective date of the PLAN ("EFFECTIVE DATE") shall be upon recordation with the Division of Commercial Recording in the State of New Jersey.

II.  REPRESENTATIONS AND WARRANTIES OF CONSTITUENT CORPORATIONS

     2.01. HYDI represents and warrants to BMP that it is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey with corporate power and authority to own property and carry on its business as it is now being conducted, and to enter into and carry out the terms of this PLAN OF EXCHANGE.

     2.02.(a) BMP represents and warrants to HYDI that BMP is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey with corporate power and authority to own property and carry on its business as it is now being conducted and to enter into and carry out the terms of this PLAN OF EXCHANGE.

          (b) BMP has an authorized capital of 5,000,000 shares of common stock of which, prior to the EFFECTIVE DATE, 2,202,878 shares are validly issued and outstanding and 257,000 are subject to warrants, options and rights to purchase.

III. COVENANTS AND OBLIGATIONS PRIOR TO THE EFFECTIVE DATE

     3.01. Pending consummation of this PLAN, each of the constituent corporations will carry on its business in substantially the same manner as before and will use its best efforts to maintain its business organization intact, to retain its present employees, and to maintain its relationships with suppliers and other business contacts.

IV.  DIRECTORS AND OFFICERS

     4.01.(a) The Board of Directors of BMP on the EFFECTIVE DATE shall serve as the Board of Directors until their successors have been elected and qualified.

          (b) If a vacancy shall exist on the Board of Directors of the BMP on the EFFECTIVE DATE, the vacancy may be filled as provided in the By-laws of BMP.

V.   BY-LAWS

     5.01. The By-laws of HYDI and BMP as existing on the EFFECTIVE DATE shall continue in full force until altered, amended or repealed as provided in such By-laws or as provided by law.

VI.  TERMINATION

     6.01. This Plan may be terminated and abandoned at any time prior to the EFFECTIVE DATE at the election of the Board of Directors of HYDI or BMP, if between the date of this PLAN and on the EFFECTIVE DATE there shall have been in the opinion of such Board of Directors any materially adverse change in the business or condition, financial or otherwise, of either corporation.

VII. MISCELLANEOUS

     7.01. The validity, interpretation and performance of this PLAN shall be governed by, construed and enforced in accordance with the laws of the State of New Jersey.

     7.02. The original executed copy of this PLAN is on file at the principal place of business of HYDI, 35 Industrial Parkway, Branchburg, NJ 08876.

     7.03. A copy of the PLAN will be furnished without cost to any stockholder of BMP or HYDI upon request.

IN WITNESS WHEREOF, the parties hereto caused this PLAN to be executed by their duly authorized officers and their respective corporate seals affixed hereto on the twenty seventh day of May, 1999.

                                          HYDROMER, INC.

ATTEST:

By:________________________________       By:__________________________________
             Secretary                                Vice-President


                                           BIOSEARCH MEDICAL PRODUCTS, INC.

ATTEST:

By:_________________________________      By:__________________________________
              Secretary                                President

EXHIBIT B (FAIRNESS OPINION)

Fairness opinion; Report of:

                                 Jeffrey J. Nelson
                Wharton Valuation Associates, Inc.
                                    704 River Road
                           West Trenton, NJ  08628

Dated May 12, 1999

We have conducted an analysis of Biosearch Medical Products, Inc.("Biosearch" or the "Company") for the purpose of determining the fair value of 100 percent of the Company's outstanding stock. It is our understanding that our analysis may be used by the Company's Board of Directors in assessing the financial fairness of an offer to purchase all the Company's outstanding common stock.

It is our understanding that an offer of $0.20 per share of common stock has been made by Hydromer, Inc. We understand further that Hydromer has agreed to assume approximately one-half of the "change of control" obligation (not booked on the Company's balance sheet). We consider this offer to be fair from a financial point of view from the perspective of the stockholders of Biosearch Medical Products, Inc.

We base this conclusion upon an analysis of financial projections for Biosearch out over the next five years, as well as the prices being paid for companies in the medical instrument industry. With respect to out valuation of the Company's projections, we applied a discount rate which reflects the considerable uncertainty that the actual results will not materialize as projected. With respect to the prices being paid for similar companies, we valued the Company at the lower end of the range of multiples (of revenue) prevailing in the market place, again reflecting relatively poor operating history. We also considered the Company's relatively thin equity capitalization and poor operating results for the first three months of 1999.

I hope this brief summary is of help to you and urge you to call if there is any questions regarding it.

/ss/  Jeffrey J. Nelson, Managing Director


                         ******END OF PROPOSAL I ******

II. ELECTION OF DIRECTORS

(Proposal II)

Five directors will be elected at the Annual Meeting of Stockholders, each to serve for one year and until a successor shall have been chosen and qualified. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares represented thereby in favor of the five nominees listed in the following table, unless otherwise instructed in such Proxy. Each such nominee is currently serving as a director. In case any of the nominees are unable or decline to serve, such persons reserve the right to vote the shares represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead or, if no other person is so nominated, to vote such shares only for the remaining nominees. The Board of Directors has no reason to believe that any person named will be unable or will decline to serve. Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company. In the event Proposal I is approved by the stockholders, it will result in the stock of Biosearch being owned by one entity, Hydromer, Inc. Pursuant to the Bylaws of Biosearch, Hydromer may keep or replace the elected Board members in its sole discretion.

NOMINEES FOR ELECTION

                                             AMOUNT AND NATURE
                                             OF BENEFICIAL
                                             OWNERSHIP OF                               PERCENT OF
NAME, AGE, & PRINCIPAL                       COMMON STOCK                               OUTSTANDING
OCCUPATION                                   AS OF NOVEMBER 22, 1999 (1)                SHARES
-----------------------                      ---------------------------                ------------
MANFRED F. DYCK, age 63;                       480,004 (2)                              21.8
  C.E.O. of the Company
  since 1975; Director, CEO &
  President: Hydromer, Inc.,
  (developer and marketer
  of polymeric complexes).
  Director of the Company
  since 1975.

MARTIN C. DYCK, age 37;                         39,041 (3)                               1.8
  President of the
  Company since 1998; Vice
  President of Operations
  since 1993, Employed by
  the Company in various
  position since 1986, starting
  as a Project Manager.

DAVID M. SCHRECK, M.D. age 45;                  10,000 (4)                               0.5
  Chief, Department of Emergency
  Medicine, Medical Director,
  Muhlenberg Regional Medical
  Center since 1991; also President
  EMO Medical Offices in Livingston,
  NJ. Director of the Company since
  April 1996.

                                             AMOUNT AND NATURE
                                             OF BENEFICIAL
                                             OWNERSHIP OF                               PERCENT OF
NAME, AGE, & PRINCIPAL                       COMMON STOCK                               OUTSTANDING
OCCUPATION                                   AS OF NOVEMBER 22, 1999 (1)                SHARES
-----------------------                      ---------------------------                ------------

FREDERICK A. PERL, MD, age 71                    9,000(4)                               0.4
  Attending staff, Somerset Medical
  Center since 1957; Consulting staff
  Obstetrics and Gynecology, Carrier
  Clinic since 1959; Affiliated with
  St. Peter's Medical Center, active staff
  Since 1994,  Director of the Company
  since December 1996

KLAUS J.H. MECKELER, M.D. age 65;               22,000 (4)                              1.0
  Clinical Professor of Medicine
  UMDNJ, Robert Wood Johnson Medical School
  Former Chief of Gastroenterology
  and Director of Endoscopic Clinic
  (a clinic specializing in
  gastrointestinal disorders)
  Somerset Medical Center, since
  1966; Director of the
  Company since January 1984.

------------

(1) Except as otherwise indicated, as of November 22, 1999, each nominee had sole voting and investment power with respect to all shares shown in the table as beneficially owned by such nominee.

(2) Includes an aggregate of 38,418 shares held by Mr. Dyck as custodian for certain of his children and his children directly; also includes 96,867 stock options in Mr. Dyck's name. Excludes 4,654 shares and 34,387 options in the name of Mr. Dyck's son Martin who is also a Director. Includes 29,607 shares held by Ursula M. Dyck, his wife, individually or as custodian.

(3)  Includes 34,387 options being held by Mr. Martin C. Dyck

(4) In January 1998 the directors voted to re-issue certain options to account for past services as Board members and to compensate directors for agreeing to accrue Board Member fees. Dr. Meckeler was granted 22,000 options to purchase shares as a replacement for all previous options; Dr. Schreck was granted 10,000 options to purchase shares as a replacement for all previous options and Dr. Perl was granted 1,000 options in addition to the 8,000 previously granted in 1997. The options were granted at the market price on the date of grant.

          No family relationship exists between any of the directors or executive officers of the Company, except that Martin C. Dyck who serves as President is Mr. Manfred F. Dyck's son.

BOARD MEETINGS

During the past year, the Board of Directors of the Company met ten times. Each of the persons named above attended at least seventy-five percent (75%) of the meetings of the Board of Directors and meetings of any committees of the Board on which such person served which were held during the time that such person served except for Mr. Martin C. Dyck who was appointed in September of 1998 and Dr. David Schreck who attended 50% of the meetings.

COMMITTEES IN GENERAL

The Board of Directors of the Company does not have a Nominating Committee or a Compensation Committee. In June of 1989 the Company formed an Audit Committee to oversee the auditing process and evaluate the performance of the outside accountants. The Audit Committee met on one occasion in 1998. The Board of Directors approved a practice in 1990 whereby the outside directors are to approve the raises of all employees whose salaries are above $50,000 a year.

EXECUTIVE OFFICERS

Manfred F. Dyck has been Chairman of the Board, Chief Operating Officer since 1975. Mr. Dyck has been President of Biosearch from 1975 to 1998. He also serves as Chief Executive Officer of Hydromer since June 1983 and a Director of Hydromer since its inception. Mr. Dyck served as Chief Executive Officer of Hydromer from its inception until October of 1986, and as of August 1989, reassumed the duties of Chief Executive Officer.

Martin C. Dyck has been President of Biosearch since 1998. Prior to that he served as Vice President of Operation from 1993-1998. He joined Biosearch in 1986 as a Project Manager and has served in various positions since then.

Robert Keller has been Vice President and Chief Financial Officer of Biosearch since 1995. Prior to this he was Vice President and Chief Financial Officer of Mailing Services. Mr Keller is also Principal Accounting Officer of Hydromer since June 1999.

Robert J. Moravsik has been Vice President and General Counsel of Biosearch since 1987. He also serves in the same capacity for Hydromer since April 1998. Prior to that he was Vice President and General Counsel to Fisher Stevens, Inc. a subsidiary of the Bureau of National Affairs.

SECTION 16 FILING OBLIGATIONS

During 1998 all directors and officers have complied with their obligation to file the reports which are required by Section 16(a) of the Exchange Act. The Company is not aware of any failure on the part of beneficial owners of more then 10% of the outstanding common stock of the Company, to file timely reports.

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the CEO and executive officers of the Company whose cash compensation exceeded $100,000 as of December 31, 1998.

                                                                  Long Term Compensation
                                                           -------------------------------------
                                Annual Compen.                      Awards            Payouts
                             -------------------           -------------------------- ----------
                                                  Other
Name                                              Annual   Restricted                  All Other
and                                               Compen-    Stock              LTIP    Compen-
Principle                                         sation     Award    Options/ Payouts  sation
Position            Year     Salary($)  Bonus($)   ($)        ($)      SARs(#)   ($)     ($)
---------           ----     ---------  -------   -------  ---------- -------- ------- ---------
Manfred F. Dyck.... 1998      36,840       0       3,420       0           0      0        0
                    1997      95,803       0       3,510       0      77,617      0        0
                    1996     192,500       0      16,760       0           0      0        0

     No other executive qualifies for inclusion in this table.

          Notes:

               1. On October 29, 1997 Mr. Dyck was granted 77,617 options to purchase company stock at $0.19. This grant was vested in full. (see Options granted.)

               2. On May 5, 1998 Mr. Martin C. Dyck was appointed President of the Company (Mr. Manfred Dyck retaining the position of Chairman and CEO). Martin Dyck's 1998 Salary was less then $100,000.

               3. The other annual compensation is premiums paid on a life insurance policy.

               4. Mr. Dyck's salary for 1998 was $95,000. The above table reflects only what was actually paid. The remaining moneys plus additional accrued salary for 1999 was paid in March of 1999. (See "Certain Agreements with Directors and Executive Officers")

The Company has customary medical and group life insurance programs. See "Certain Employee Benefit Arrangements" below. See also "Certain Agreements with Directors and Executive Officers" and "Other Information Concerning Directors, Officers, and Stockholders" below. The Company makes certain benefits not described elsewhere herein available to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer in the above table, which cannot be precisely ascertained, but is less than the lesser of (a) 10% of the total salary and bonus paid to each executive officer or (b) $50,000 as the case may be, is not included in such table.

OPTION GRANTED

On October 29, 1997 Stock Options to purchase 200,041 shares at $0.19 were awarded to 13 managerial and key employees including Manfred F. Dyck who received 77,617. These options immediately vested. The options expire if the employee resigns. It was the Company's opinion that such awards are necessary to retain the companies experienced key employees who have not received salary increments for the past three years.

OPTION GRANTS IN LAST FISCAL YEAR

                                    % of Total
                                     Options      Exercise or
                                     Granted      Base Price             Expir-
                           Options     in          Per Share             ation
         Name              Granted  Fiscal Year     ($/sh)                Date
         ----              -------  -----------   -----------          ---------
Dr. Frederick Perl ........  1,000       2%          .19               1/21/2003
Dr. Klaus J.H. Meckeler ... 22,000      43%            "                  "
Dr. Davis Schreck ......... 10,000      21%            "                  "



          These options were granted on January 21, 1998 based on the longevity of the director's services to the Company.

          Two employees were granted at total of 18,000 options (34%), 5 years, vesting 1/3 in each year at .19 to compensate for not receiving an increase in salary. It is the opinion of the Company that these options are needed to retain these important employees.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION STATUS

                                                                 Number of Unexercised     See note
                                                                 Options Held at           Val.of Unexer, in the money
                              Shares                             Fisc. Year End (#)        Options at Fiscal Year End($)
                              Acquired when       Value          Exercis- Unexercis-       Exercis- Unexercis-
Name                          Exercised(#)      Realized($)      able          able        able     able
----                          -------------     -----------      -------  ----------       -------- ----------
Manfred F. Dyck, CEO, BD .....     --              --             96,867      0                0       0


note: "in the money" calculation assumes a market price of $.12 (November 22, 1999). Pursuant to the terms of the option grant the shares are restricted, and may only be sold in the marketplace pursuant to an exception to the requirements to register such as Rule 144.

LONG-TERM STOCK INCENTIVE PLAN AWARDS

The Company did not have such a plan in effect for the fiscal year 1998 and has no present intention to establish such a plan.

PROFIT SHARING RETIREMENT PLAN

The Company has a "401K" Plan in effect for all of its employees. Subject to the discretion of the Company, exercised each year, it contributes 33 1/3% of employee contributions up to 6% to the plan. Effective May 1, 1991, the Company has discontinued the contribution subject to further action by the Board. The full costs of administering the plan, which includes service fees paid to an insurance company for administering the plan and monies paid to the Company's auditors to provide an audit report, will be borne by the Company.

CERTAIN AGREEMENTS/TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Mr. Dyck has an employment agreement with the Company which provides a minimum annual salary of $192,500, and a 6-month notice of termination. Mr. Dyck was required to devote at least 90% of his business time to the affairs of the Company. On January 1, 1993 the Company and Mr. Dyck consented that his annual salary would be reduced to $96,500 and he would be required to work on a part time basis of three days per week. On June 4, 1994 Mr. Dyck's salary was increased to the full time amount (90% of his time) of $193,000 per year. In December 1994 as part of a cost reduction plan, Mr. Dyck voluntarily consented to a salary reduction to $150,000 per year. On February 5, 1997 Mr. Dyck presented the Board with a cost reduction program which resulted in his salary being voluntarily reduced to $95,000/year based on a three day work week. On 5/5/98 by consent, Mr. Manfred Dyck's salary was amended to $95,000, accrued not paid. He consented to be removed as President, but retained the title of Chairman and CEO. Mr. Martin C. Dyck, son of Mr. Dyck was appointed President. Effective 8/23/99 Mr. Manfred F. Dyck consented to a salary of $39,000 per year based on a one day work week. The Board of Hydromer an affiliated company resolved to pay Mr. Dyck's full time total salary of $195,000 per year, then be reimbursed $9,750 on a quarterly basis by the Company. The Board of Directors of the Company consented to this arrangement.

In June of 1998 the Board passed a resolution providing that in the event of change of control to one entity or more than one entity acting in concert, key employees are to be immediately paid a percentage of their yearly salary. Mr. Martin C. Dyck, President would be paid one years salary and Mr. Keller a Vice President and the treasurer is to be paid 25% of a years salary. Four other key employees are to be paid 25% of their salary. The total payment IF MADE on 12/31/98 would have been $136,000. On May 12, 1999 at a special board meeting to consider the offer made by Hydromer, Inc. to exchange $0.20 for each common share of the Company, Mr. Martin C. Dyck waived this change of control payment ($72,000) in lieu of an offer by Hydromer of the position of Vice President at a salary of $110,000 per year and an option to purchase 10,000 Hydromer shares at a price equal to the last five day average market price on the day of closing of the exchange transaction (see Proposal I.)

On December 30, 1998 the Company paid Mr. Martin C. Dyck $ 8,492 representing salary earned but not paid and on March 4, 1999 the Company paid the Directors as a group $ 70,500 representing directors' fees earned but not previously paid. On March 11, 1999 the amount of $76,730 owed to Manfred F. Dyck, C.E.O. for salary accrued was paid. On March 17, 1999 the Board agreed to continue to accrue directors' fees, and Manfred F. Dyck agreed to a continued accrual of his salary. On July 21, 1999 the Directors voted to pay all Directors fees owed to date and continuing paying director's fees as they become due. Four director including Mr. Manfred F. Dyck, received $3,750, the other director received $3,000.

For services rendered to the Company certain directors of the Company were granted options to purchase Common Stock of the Company. (See "Options Granted" above.)

Each director of the Company is entitled to receive compensation in the amount of $750 for each meeting of the Board of Directors attended either in person or telephonically, and $200 for each specially called telephonic conference meeting.

INFORMATION CONCERNING CERTAIN STOCKHOLDERS

The stockholders (including any "group" as that term is used in Section 13(d)
(3) of the Securities Exchange Act of 1934), who, to the knowledge of the Board of Directors of the Company, owned beneficially more than 5% of any class of the outstanding voting securities of the Company as of November 22, 1999, each Director of the Company who owned beneficially shares of Common Stock and all Directors and Officers of the Company as a group, and their respective share holdings as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power. The company has one class of shares.

                                      SHARES OF COMMON STOCK
NAME AND                              OWNED BENEFICIALLY AS OF          PERCENT
ADDRESS                               NOVEMBER 22, 1999                 OF CLASS
-------                               ------------------------          --------

Manfred F. Dyck                           480,004 (1)                     21.8
  255 Holland Road
  Far Hills, NJ  07931

Martin C. Dyck                             39,041 (2)                      1.8
  Biosearch Medical Products, Inc.
  35A Industrial Pkwy
  Somerville, NJ  08876

                                      SHARES OF COMMON STOCK
NAME AND                              OWNED BENEFICIALLY AS OF          PERCENT
ADDRESS                               NOVEMBER 22, 1999                 OF CLASS
-------                               ------------------------          --------


Frederick A. Perl                           9,000 (3)                      0.4
  951 North Mountain Ave.
  Boundbrook, NJ   08805

David M. Schreck                           10,000 (3)                      0.5
  80 Division Ave.
  Summit, NJ  07901

Klaus J.H. Meckeler                        22,000 (3)                      1.0
  Biosearch Medical Products, Inc.
  35A Industrial Pkway
  Somerville, NJ  08807

Steve N. Bronson                          301,494                         13.7
2101 W. Commercial Blvd, Suite 1500
Ft. Lauderdale, Florida 33309

All Directors and Officers                605,084 (4)                     27.5
  as a Group (7 persons)

(1) Includes an aggregate of 38,418 shares held by Mr. Dyck as custodian for certain of his children and his children directly; also includes 96,867 stock options in Mr. Dyck's name. Excludes 4,654 shares and 34,387 options in the name of Mr. Dyck's son Martin who is also a Director. Includes 29,607 shares held by Ursula M. Dyck, his wife, individually or as custodian.

(2)  Includes 34,387 options being held by Mr. Martin C. Dyck

(3) In January 1998 the directors voted to re-issue certain options to account for past services as Board members and to compensate directors for agreeing to accrue Board Member fees. Dr. Meckeler was granted 22,000 options to purchase shares as a replacement for all previous options; Dr. Schreck was granted 10,000 options to purchase shares as a replacement for all previous options and Dr. Perl was granted 1,000 options in addition to the 8,000 previously granted in 1997. The options were granted at the market price on the date of grant.

(4) Includes 217,035 options presently held by Officers or Directors, see "Options Granted Outside Of Stock Option Plan."

OTHER INFORMATION CONCERNING DIRECTORS, OFFICERS AND STOCKHOLDERS

The Company, during 1998 was a party to various transactions with Hydromer, Inc., an affiliated entity. Hydromer provides the Company with chemicals and analytical services. In the process of coating medical devices Biosearch one of the diagnostic procedures requires the breakdown of a coating solution into its components. IR Spectrography and/or Gas Chromatography is the method used. Hydromer has this equipment and performs these tests for Biosearch. In 1998 the Company purchased approximately $35,000 worth of goods and services from Hydromer and billed Hydromer for approximately $26,000 for services and out of pocket expenses incurred in its behalf (the Company provides secretarial services to Hydromer at $500 per month). The Company has served as the a subcontractor of Hydromer to provide coating services on various products using the chemicals made by Hydromer at prices it would charge to any other non-affiliated party for like services. The Company paid $38,900 to Hydromer as royalties owed up to the date of expiration or termination on patents that expired or were terminated in March of 1998. In the opinion of Biosearch, the terms of these transactions were no less favorable then could be obtained by a non-affiliated party.

In 1997 the Company was a party to various transactions with Hydromer, Inc. Hydromer provides the Company with chemicals and analytical (chemical analysis) services. In 1997 the Company purchased approximately $40,000 worth of goods and services from Hydromer and billed Hydromer for approximately $77,000 for services, out of pocket expenses incurred in its behalf (the Company provides secretarial services to Hydromer at $500 per month), the purchase of a curing oven for $46,000 and rented some space at Biosearch for $19,000. This arrangement for space was terminated in latter 1997 and the oven was removed and reinstalled at Hydromer's production facility. The Company paid Hydromer $29,000 representing a minimum royalty fee for a patent/know-how license concerning the Hydromer coatings and accrued an additional $26,875 for royalties due but not paid. In the opinion of Biosearch, the terms of these transactions were no less favorable then could be obtained by a non-affiliated party.

In late 1997 Hydromer and Biosearch entered into a secrecy agreement whereby the Officers of Hydromer were granted access to the non-public records of Biosearch to explore any possible business relationships or ventures.

From July 96 to June 98 Hydromer purchased an aggregate of $46,500 of furniture from Biosearch at terms which were no less favorable then could be obtained by a non-affiliated party.

On March 31, 1998 the Company and Hydromer entered into a contract of sale whereby, Hydromer agreed to purchase the Company's building and land at a price of $850,000 and a three year lease-back to the Company of 16,000 square feet (approx. 2/3 rds of the building). The parties valued the lease at $346,500. The transaction was closed on June 12, 1998. Since then the parties have shared various costs in accordance with the terms of the lease in the area of taxes, utilities, security, cleaning, and other services which are in common. The Company believes that the terms of the foregoing arrangement are fair and equitable to both parties as prior to the closing, a non-affiliated party canceled a transaction of substantially the same terms (except the purchase price was $50,000 higher then purchased by Hydromer), due to their inability to obtain a mortgage. After this cancellation and prior to the purchase by Hydromer, Inc., Summit Bank, the holder of a $840,000 mortgage filed an action seeking foreclosure against Biosearch and a court order to conduct a sheriff's sale of Biosearch's property. If not for the sale to Hydromer, Inc. it is the opinion of Biosearch that the sale price of the property at a forced sale would have been substantially less that the amount paid by Hydromer, Inc. There were no other potential buyers. Biosearch is of the opinion that the terms of this transaction were fair under the circumstances.

As of April 20, 1998, as part of a cost reduction plan, the General Counsel was employed by the Company on a part time basis of 1 day per week. The remaining 4 days are spent as the General Counsel of Hydromer. In the event of a conflict between the Company and Hydromer, outside counsel is used.

In late August of 1998, the Hydromer Board of Directors considered that it may be beneficial to Hydromer to acquire the stock of Biosearch Medical Products, Inc. Hydromer is a company which is an affiliate of Biosearch by virtue of the common stock ownership and control of both companies by Manfred F. Dyck. The Hydromer Board considered that Hydromer could make use of Food and Drug Administration- registered manufacturing facilities of Biosearch for coating, and prototype development under GMP/ISO 9000 conditions, which the company needs to remain competitive. The Hydromer board also considered that a stock acquisition would permit the possible use of tax loss carry forwards ("NOL's") which could improve Hydromer's cash flow. Because of the potential conflict of interest, Manfred F. Dyck and Ursula M. Dyck excused themselves from these deliberations and the Board established its three independent directors Robert Bea, Dieter Heinemann and Dr. Maxwell Borow, to act as an Acquisition Committee with authority to evaluate and recommend a course of action for Hydromer in this matter.

The Hydromer's Acquisition Committee considered external reports from Howard Lawson & Co. and a report from

Hydromer's independent accountants.

In September of 1998, Hydromer qualified its interest in acquiring the stock of the Company in a stock exchange at the ratio of 6 shares of Biosearch stock for each one share of Hydromer and conditioned on certain liabilities of Biosearch being eliminated. The Board of Directors (Manfred F. Dyck, not taking part in the decision) was of the opinion that the stated terms might not be in the best interests of the stockholders as the assets of the Company were worth more then the total value of the Hydromer shares that the Biosearch stockholders would have gotten. In September of 1998 Hydromer shares were selling on the "pink sheets" (OTC Bulletin Board) at prices fluctuating between $0.62 to $0.95 (with occasional spikes over $1.00); Biosearch shares were selling at prices ranging from $0.06 to $0.16. (On September 2, 1998 the date the offer was reviewed by the Biosearch Board the stock prices were:

Stock            Hydromer          Biosearch
-----            --------          ---------

Bid               $0.75             $0.08

Ask                1.18              0.16

(Bid is the amount a potential buyer has offered to buy the stock at. Ask is the price a potential seller has indicated they will sell at.)

At this time Biosearch was negotiating an asset sale and a technology license with C.R. Bard, Inc. and was unsure of the outcome in respect to the value of the Company. The Biosearch Board was optimistic that such a transaction could increase the perceived value of Biosearch to a third party. With respect to the price of the Company's stock, it is the opinion of Biosearch that the OTC Bulletin Board does not reflect the true value of the Company's stock due to small amount of transactions and the wide fluctuation in price that can occur because of a few small transactions.

In March of 1999 the Biosearch directors sought the advice of an evaluation expert to render a fairness opinion. (See Exhibits B of this Proxy Statement for the opinion rendered from Wharton Valuation Associates, Inc.)

In April 1999, Hydromer expressed interest to exchange each Biosearch share for a payment of $0.15. In addition there were other conditions which the Biosearch board found to be burdensome on certain employees (it required 5 key employees to waive a total of $136,000 in compensation, due and payable upon a change of control. Mr. Martin C. Dyck, President of the Company was one of these employees. This conditional compensation was given because these employees have not gotten raises in the past few years.) The Directors were of the opinion that loss of these key employees would be detrimental to the operation of Biosearch.

On May 10, 1999 Hydromer, Inc. revised its offer to $0.20 and the allowance of part of the employee change of control payment and at a special meeting of the Biosearch Board of Directors, held on May 12, 1999 the Biosearch Board approved the offer and directed that it be presented to the stockholders for a vote. A PLAN OF EXCHANGE was thereafter approved at the regular Board meeting held on May 27, 1999 (see Proposal I).

In the latter part of 1998 the Company and Hydromer formed a Y2K joint task force to assess the effect the Y2K problem would have on the facilities, jointly occupied. The companies are devising a plan that in the opinion of the management of the Company will be less expensive to implement then any plan implemented alone by the Company.

On February 25, 1999 the Company closed a transaction with C.R. Bard, Inc. which transferred the Company's process coating technology and a coating machine pertaining to intermittent urinary catheters for the sum of $650,000. (The Company retained the coating machine at the request of C.R. Bard to manufacture and coat urinary catheters pursuant to a supply arrangement.) On the same date, Hydromer closed a transaction which licensed the right to use Hydromer's coating chemicals on the same device. Biosearch's contract had a condition whereby, the closing was conditioned on the Hydromer transaction closing at the same time. Outside counsel was used to represent the interests of Hydromer, because of a potential conflict.

On June 28, 1999 the C.F.O. of Biosearch (Mr. Robert Keller) agreed to provide accounting services to Hydromer, Inc. as their Principal Accounting Officer on a part time basis in such a way as it would not interfere with his responsibilities at Biosearch. The total amount of his compensation for 1999 is expected to be far less then $100,000.

Manfred F. Dyck, C.E.O. of the Company and his wife Ursula M. Dyck are also directors of Hydromer. Mr. Manfred Dyck is the President and CEO of Hydromer. In total they hold 42% (on a fully diluted basis) of the capital stock of Hydromer. Their son Martin C. Dyck, who is President of the Company, owns 46,152 shares or 1.1% of Hydromer stock.


                          *****END OF PROPOSAL II*****

                 III. RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

The Board of Directors has selected Amper, Politziner & Mattia to serve as independent accountants for the Company for the fiscal year ending December 31, 1998. The Board of Directors considers this firm to be eminently qualified.

A representative of Amper, Politzner & Mattia will be present at the Meeting with the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.


                                IV. OTHER MATTERS

The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such matters are properly presented for action, it is the intention of the person named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.


                                V. MISCELLANEOUS

If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. In the event a later dated proxy is received this later dated proxy will revoke an earlier dated proxy.

IMPORTANT

IF NO DIRECTIONS ARE INDICATED IN SUCH PROXY, THE SHARES REPRESENTED THEREBY WILL BE VOTED IN THE ELECTION OF DIRECTORS (PROPOSAL II) IN FAVOR OF THE INDIVIDUAL PROPOSE BY THE BOARD OF DIRECTORS AND IN FAVOR OF PROPOSAL I (EXCHANGE [FORM OF SALE] OF STOCK FOR $0.20/SHARE). ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. THE CASTING OF A BALLOT AT THE MEETING BY A STOCKHOLDER, WHO MAY HAVE ALREADY GIVEN A PROXY, WILL HAVE THE EFFECT OF REVOKING THE SAME. A STOCKHOLDER MAY REVOKE A PROXY BY NOTIFYING THE SECRETARY OF BIOSEARCH IN WRITING IN ANY FORM SIGNED BY THE STOCKHOLDER, THAT THE PRIOR PROXY IS REVOKED OR BY SENDING IN A LATER-DATED PROXY.

All costs relating to the solicitation of Proxies will be borne by the Company. Proxies will be solicited by the Company by mail and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign, and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2000 Annual Meeting of Stockholders of the Company must be received by the Company by April 27, 2000 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting.


                                    ***END***

PROXY CARD

PROXY BIOSEARCH MEDICAL PRODUCTS INC. PROXY-Annual Meeting of Shareholders - January 26, 2000. This Proxy is Solicited on behalf of the Board of Directors

1. Exchange of Common Stock: Should the shareholders exchange (a form of sale) their stock for a payment of $0.20 per share ? The shareholders are being asked to approve a plan by which ALL shareholders would be required to exchange their common stock for $0.20 per share

(The Board of Directors recommend you vote YES for this PROPOSAL I)

YES [X]

NO [X]

WITHHOLD AUTHORITY (an abstention) [X]

2. ELECTION FOR, all nominees [X]
WITHHOLD AUTHORITY (an abstention) [X]

*EXCEPTIONS [X] OF DIRECTORS listed below to vote for all nominees.

Nominees: Manfred F. Dyck, Martin C. Dyck, Klaus J.H. Meckeler, M.D., Frederick
L. Perl, M.D. and David M. Schreck, M.D. (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the Exceptions box and write that nominee's name in the space provided below).

Exceptions _____________________________________________________________________

3. In their discretion, upon such other matters as may properly come before the meeting.

Change of Address or Comments Mark Here [X]

Important please sign your name or names on the line(s) below exactly as shown hereon. Executors, administrators, trustees, guardians or corporate officers indicate their full title when signing. Where shares are registered in the names of joint tenants or trustees, each tenant or trustee should sign. Dated:
___________,1999

| (Signature of Shareholder) | | _______________________________________________

| (Signature of Shareholder if __________________________________| held jointly)

Votes MUST be indicated (x) in Black or Blue ink. [X] Please sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

The undersigned, a shareholder of BIOSEARCH MEDICAL PRODUCTS INC., does hereby appoint ROBERT KELLER and ROBERT J. MORAVSIK, or either of them with full power of substitution, his proxies, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Ryland Inn, Route 22 West, Whitehouse, New Jersey, on January 26, 2000, 10:00 am, local time, or at any adjournment thereof, upon such matters as may properly come before the Meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED THEY WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE STOCK EXCHANGE (Continued and to be Completed on Reverse Side)

BIOSEARCH MEDICAL PRODUCTS P.O. BOX 11047 NEW YORK, N.Y. 10203-0047